LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$2,383,175,000 (Approximate)

STRUCTURED ASSET INVESTMENT LOAN TRUST,

SERIES 2005-9

SENIOR/SUBORDINATE CERTIFICATES

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov.  Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum.  In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	560,559,000	1M LIBOR	2.12	1-78	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A2(5)	214,945,000	1M LIBOR	1.51	1-59	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A3(5)(6)(7)	187,493,000	1M LIBOR	6.17	59-78	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A4(6)	712,240,000	1M LIBOR	0.88	1-23	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A5(6)	322,319,000	1M LIBOR	3.00	23-61	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
M1	83,830,000	1M LIBOR	4.61	43-78	13.10%	TBD	11/25/2035	AA+/Aa1/AA+
M2	63,472,000	1M LIBOR	4.53	41-78	10.45%	TBD	11/25/2035	AA/Aa2/AA
M3	52,693,000	1M LIBOR	4.48	40-78	8.25%	TBD	11/25/2035	AA-/Aa3/AA-
M4	29,938,000	1M LIBOR	4.45	39-78	7.00%	TBD	11/25/2035	A+/A1/A+
M5	28,742,000	1M LIBOR	4.43	39-78	5.80%	TBD	11/25/2035	A/A2/A
M6	27,544,000	1M LIBOR	4.41	38-78	4.65%	TBD	11/25/2035	A-/A3/A-
M7	17,964,000	1M LIBOR	4.40	38-78	3.90%	TBD	11/25/2035	BBB+/Baa1/BBB+
M8	23,952,000	1M LIBOR	4.40	38-78	2.90%	TBD	11/25/2035	BBB/Baa2/BBB
M9	23,952,000	1M LIBOR	4.31	37-78	1.90%	TBD	11/25/2035	BBB-/Baa3/BBB-
B1	17,964,000	1M LIBOR	3.98	37-68	1.15%	TBD	11/25/2035	BBB-/NR/BBB-
B2	15,568,000	1M LIBOR	3.29	37-51	0.50%	TBD	11/25/2035	[BB]/NR/NR

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	560,559,000	1M LIBOR	2.30	1-168	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A2(5)	214,945,000	1M LIBOR	1.51	1-59	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A3(5)(6)(7)	187,493,000	1M LIBOR	7.65	59-173	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A4(6)	712,240,000	1M LIBOR	0.88	1-23	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A5(6)	322,319,000	1M LIBOR	3.00	23-61	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
M1	83,830,000	1M LIBOR	5.04	43-138	13.10%	TBD	11/25/2035	AA+/Aa1/AA+
M2	63,472,000	1M LIBOR	4.93	41-130	10.45%	TBD	11/25/2035	AA/Aa2/AA
M3	52,693,000	1M LIBOR	4.85	40-123	8.25%	TBD	11/25/2035	AA-/Aa3/AA-
M4	29,938,000	1M LIBOR	4.79	39-115	7.00%	TBD	11/25/2035	A+/A1/A+
M5	28,742,000	1M LIBOR	4.74	39-110	5.80%	TBD	11/25/2035	A/A2/A
M6	27,544,000	1M LIBOR	4.67	38-104	4.65%	TBD	11/25/2035	A-/A3/A-
M7	17,964,000	1M LIBOR	4.60	38-97	3.90%	TBD	11/25/2035	BBB+/Baa1/BBB+
M8	23,952,000	1M LIBOR	4.52	38-91	2.90%	TBD	11/25/2035	BBB/Baa2/BBB
M9	23,952,000	1M LIBOR	4.32	37-81	1.90%	TBD	11/25/2035	BBB-/Baa3/BBB-
B1	17,964,000	1M LIBOR	3.98	37-68	1.15%	TBD	11/25/2035	BBB-/NR/BBB-
B2	15,568,000	1M LIBOR	3.29	37-51	0.50%	TBD	11/25/2035	[BB]/NR/NR

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed equal to 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2 Certificates and A3(1) Component are the Senior Certificates of Group 2.  The A3(1) Component will have an approximate component balance of $34,035,000.

(6)

The Class A4 and A5 Certificates and A3(2) Component are the Senior Certificates of Group 3.  The A3(2) Component will have an approximate component balance of $153,458,000.

(7)

The Class A3 Certificates are Component Certificates, made up of one component from each of Group 2 and Group 3.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2 and Group 3 in proportion to the aggregate collateral balance of each group and then from the unrelated groups, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

To pay concurrently, to the Senior Certificates and Components:

(a)

All principal from Group 1 will be paid to the Class A1 Certificates, until reduced to zero;

(b)

All principal from Group 2 will be paid to the Class A2 Certificates and the A3(1) Component, sequentially and in that order, until reduced to zero;

(c)

All principal from Group 3 will be paid to the Class A4 and Class A5 Certificates and A3(2) Component, sequentially and in that order, until reduced to zero;

2)

If the Senior Certificates and Component related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Component of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates and Component related to each Group, to be paid as described above, until all the Senior Certificates and Components have been reduced to zero; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the Senior Certificates and Components, to be paid as described in (I)(1) above; provided, however, that principal will only be allocated to the Senior Certificates and Components in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates and Component related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Component of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates and Component related to each Group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the earlier of (x) the Distribution Date in which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 33.20% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A4, A5, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates (the “LIBOR Certificates”) and the A3(1) and A3(2) Components will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the applicable Net Funds Cap (as defined herein).  The Interest Rate for the Class A3 Certificates will be equal to the weighted average of the Interest Rates on the A3(1) and A3(2) Components, weighted on the basis of their related Component Principal Amounts for such Distribution Date.  Interest for the LIBOR Certificates and Components will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates and Components for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on October 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1, Group 2 and Group 3 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, in an amount proportionate to the aggregate collateral balance of the unrelated Groups, to the extent not paid above;

(4)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(5)

To pay Current Interest and Carryforward Interest to the Class A2 Certificates and A3(1) Component from Group 2 Interest, on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Class A4 and Class A5 Certificates and A3(2) Component from Group 3 Interest, on a pro rata basis;

(7)

To pay Current Interest and Carryforward Interest to the Senior Certificates and Components, on a pro rata basis, to the extent not paid above;

(8)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order;

(9)

To pay the Credit Risk Manager Fee;

(10)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(11)

Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts;

(13)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates and Components, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(15)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Notional Balance ($)	Rate of Payment by Trust (%)	Month	Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	412,394,000	4.77
2	2,310,246,000	4.30	32	385,648,000	4.77
3	2,239,537,000	4.43	33	363,816,000	4.78
4	2,170,982,000	4.51	34	345,956,000	4.79
5	2,104,513,000	4.58	35	328,971,000	4.79
6	2,040,068,000	4.63	36	312,827,000	4.80
7	1,977,586,000	4.67	37	297,473,000	4.80
8	1,917,006,000	4.70	38	282,873,000	4.81
9	1,858,271,000	4.71	39	268,987,000	4.81
10	1,801,325,000	4.72	40	255,782,000	4.82
11	1,746,112,000	4.74	41	243,225,000	4.82
12	1,692,581,000	4.74	42	231,283,000	4.83
13	1,628,703,000	4.74	43	219,927,000	4.83
14	1,565,215,000	4.77	44	209,126,000	4.84
15	1,502,239,000	4.74	45	198,857,000	4.85
16	1,439,890,000	4.71	46	189,090,000	4.86
17	1,378,282,000	4.71	47	179,802,000	4.86
18	1,317,520,000	4.71	48	170,970,000	4.87
19	1,257,706,000	4.71	49	162,571,000	4.88
20	1,198,936,000	4.70	50	154,583,000	4.89
21	1,141,299,000	4.70	51	146,987,000	4.90
22	1,084,876,000	4.70	52	139,765,000	4.91
23	1,029,745,000	4.70	53	132,897,000	4.91
24	975,976,000	4.72	54	126,365,000	4.92
25	790,688,000	4.73	55	120,154,000	4.92
26	691,108,000	4.74	56	114,247,000	4.93
27	604,066,000	4.74	57	108,631,000	4.93
28	537,895,000	4.75	58	103,288,000	4.93
29	486,303,000	4.76	59	98,205,000	4.93
30	445,342,000	4.76	60	93,357,000	4.93

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Senior Certificates and Components on a pro rata basis, to the extent unpaid;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, to the extent unpaid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target*;

(6)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts, to the extent unpaid *;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates and Components, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (5) and (6) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates and Components for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class or Component for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class or Component on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates and Components for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Component Principal Amount of that Class or Component.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the three groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates and Component related to any two Groups have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC Mortgage (52.75%), New Century Capital Corp. (39.34%), Argent (2.63%) and Aurora (2.35%) and as of the Closing Date are serviced by Option One (52.74%), New Century (39.34%), GMAC (2.67%), Aurora (2.33%), Wells Fargo (1.27%), HomEq (1.11%), Ocwen (0.34%) and JPMorgan Chase (0.20%).

All of the Mortgage Loans serviced by Option One and New Century will be subject to servicing transfers.  Approximately 2.05% of the Mortgage Loans serviced by Option One will transfer to JPMorgan Chase on or about November 1, 2005.  Approximately 58.87% and 39.08% of the Mortgage Loans serviced by Option One will transfer to JPMorgan Chase and Wells Fargo, respectively on or about December 1, 2005.  Approximately 0.11% and 99.89% of the Mortgage Loans serviced by New Century will transfer to Wells Fargo on or about November 1, 2005 and December 1, 2005, respectively.

Mortgage Loans serviced by Aurora, HomEq, Ocwen and JPMorgan Chase will be serviced with a mid-month prepayment period for the purpose of accounting for collections of prepayments 0n full in the related mortgage loans.  Mortgage Loans serviced by Option One, New Century, GMAC and Wells Fargo will be serviced with a calendar month prepayment period for the purpose of accounting for collections of prepayments in full or in part on the related mortgage loans.

Mortgage Insurance

Approximately 81.09% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, PMI and RMIC.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The Clayton Fixed Income Securities (“CFISI”), formerly known as The Murrayhill Company, will act as a credit risk manager on behalf of the Trust.  CFISI’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of CFISI’s monthly activities:

·

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

·

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

·

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution, to the extent that (a) the amount of interest payable to a Class of LIBOR Certificates or Components, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class or Component will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.

The “Unpaid Basis Risk Shortfall” for any Class of LIBOR Certificates or Components on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class or Component for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates in inverse order of priority and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4 and A5 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and  each Class of Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4 and A5 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

The Class A1, A2, A3, A4 and A5 Certificates will have limited protection by means of the subordination of the Class M and Class B Certificates.  The Class A1, A2, A3, A4 and A5 Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  The Class B1 Certificates will be senior to the Class B2 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have each been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have each been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 43.50% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

November 2007 to October 2008

1.10% for the first month, plus an additional 1/12th of
1.40% for each month thereafter

November 2008 to October 2009

2.50% for the first month, plus an additional 1/12th of
1.25% for each month thereafter

November 2009 to October 2010

3.75% for the first month, plus an additional 1/12th of
0.75% for each month thereafter

November 2010 to October 2011

4.50% for the first month, plus an additional 1/12th of
0.25% for each month thereafter

November 2011 and thereafter

4.75%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, the Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Eliza Chu	(212) 438-7317
Moody’s	Wioletta Francowicz	(212) 553-1019
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-9
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	Clayton Fixed Income Services Inc.
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in November 2005.
Cut-Off Date:	October 1, 2005
Pricing Date:	Week of October 24, 2005
Closing Date:	October 28, 2005
Settlement Date:	October 28, 2005
Delay Days:	0 day delay
Dated Date:	October 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Credit Risk Manager Fee:	0.011% of the loan principal balance annually.
Servicing Fee:	The servicing fee for the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Clearstream and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.41	2.66	2.12	1.70	1.34
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A2
Avg. Life (yrs)	2.49	1.93	1.51	1.19	1.01
Window (mos)	1-93	1-73	1-59	1-36	1-30
Expected Final Mat.	7/25/2013	11/25/2011	9/25/2010	10/25/2008	4/25/2008

Class A3
Avg. Life (yrs)	9.62	7.55	6.17	5.09	3.55
Window (mos)	93-121	73-95	59-78	36-65	30-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A4
Avg. Life (yrs)	1.38	1.08	0.88	0.74	0.63
Window (mos)	1-37	1-29	1-23	1-20	1-17
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	6/25/2007	3/25/2007

Class A5
Avg. Life (yrs)	5.08	3.91	3.00	2.24	1.90
Window (mos)	37-96	29-75	23-61	20-36	17-31
Expected Final Mat.	10/25/2013	1/25/2012	11/25/2010	10/25/2008	5/25/2008

Class M1
Avg. Life (yrs)	6.53	5.24	4.61	4.42	4.53
Window (mos)	37-121	40-95	43-78	46-65	52-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M2
Avg. Life (yrs)	6.53	5.22	4.53	4.21	4.19
Window (mos)	37-121	39-95	41-78	44-65	47-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M3
Avg. Life (yrs)	6.53	5.21	4.48	4.09	3.95
Window (mos)	37-121	38-95	40-78	42-65	44-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M4
Avg. Life (yrs)	6.53	5.20	4.45	4.02	3.83
Window (mos)	37-121	38-95	39-78	41-65	42-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M5
Avg. Life (yrs)	6.53	5.20	4.43	3.98	3.75
Window (mos)	37-121	38-95	39-78	40-65	41-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.53	5.19	4.41	3.95	3.69
Window (mos)	37-121	37-95	38-78	39-65	40-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M7
Avg. Life (yrs)	6.53	5.18	4.40	3.93	3.65
Window (mos)	37-121	37-95	38-78	39-65	39-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M8
Avg. Life (yrs)	6.53	5.18	4.40	3.89	3.61
Window (mos)	37-121	37-95	38-78	38-65	39-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M9
Avg. Life (yrs)	6.44	5.12	4.31	3.83	3.52
Window (mos)	37-121	37-95	37-78	37-65	38-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class B1
Avg. Life (yrs)	5.94	4.72	3.98	3.52	3.26
Window (mos)	37-106	37-83	37-68	37-56	37-48
Expected Final Mat.	8/25/2014	9/25/2012	6/25/2011	6/25/2010	10/25/2009

Class B2
Avg. Life (yrs)	4.62	3.73	3.29	3.11	3.08
Window (mos)	37-80	37-63	37-51	37-42	37-37
Expected Final Mat.	6/25/2012	1/25/2011	1/25/2010	4/25/2009	11/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.68	2.88	2.30	1.85	1.46
Window (mos)	1-251	1-204	1-168	1-141	1-119
Expected Final Mat.	9/25/2026	10/25/2022	10/25/2019	7/25/2017	9/25/2015

Class A2
Avg. Life (yrs)	2.49	1.93	1.51	1.19	1.01
Window (mos)	1-93	1-73	1-59	1-36	1-30
Expected Final Mat.	7/25/2013	11/25/2011	9/25/2010	10/25/2008	4/25/2008

Class A3
Avg. Life (yrs)	11.90	9.39	7.65	6.32	4.55
Window (mos)	93-260	73-210	59-173	36-145	30-123
Expected Final Mat.	6/25/2027	4/25/2023	3/25/2020	11/25/2017	1/25/2016

Class A4
Avg. Life (yrs)	1.38	1.08	0.88	0.74	0.63
Window (mos)	1-37	1-29	1-23	1-20	1-17
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	6/25/2007	3/25/2007

Class A5
Avg. Life (yrs)	5.08	3.91	3.00	2.24	1.90
Window (mos)	37-96	29-75	23-61	20-36	17-31
Expected Final Mat.	10/25/2013	1/25/2012	11/25/2010	10/25/2008	5/25/2008

Class M1
Avg. Life (yrs)	7.19	5.78	5.04	4.77	4.99
Window (mos)	37-211	40-169	43-138	46-115	52-98
Expected Final Mat.	5/25/2023	11/25/2019	4/25/2017	5/25/2015	12/25/2013

Class M2
Avg. Life (yrs)	7.15	5.72	4.93	4.54	4.48
Window (mos)	37-200	39-159	41-130	44-109	47-92
Expected Final Mat.	6/25/2022	1/25/2019	8/25/2016	11/25/2014	6/25/2013

Class M3
Avg. Life (yrs)	7.11	5.68	4.85	4.40	4.22
Window (mos)	37-189	38-151	40-123	42-103	44-87
Expected Final Mat.	7/25/2021	5/25/2018	1/25/2016	5/25/2014	1/25/2013

Class M4
Avg. Life (yrs)	7.06	5.63	4.79	4.31	4.07
Window (mos)	37-178	38-141	39-115	41-96	42-82
Expected Final Mat.	8/25/2020	7/25/2017	5/25/2015	10/25/2013	8/25/2012

Class M5
Avg. Life (yrs)	7.01	5.59	4.74	4.24	3.97
Window (mos)	37-171	38-135	39-110	40-92	41-78
Expected Final Mat.	1/25/2020	1/25/2017	12/25/2014	6/25/2013	4/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.94	5.52	4.67	4.16	3.87
Window (mos)	37-161	37-128	38-104	39-87	40-73
Expected Final Mat.	3/25/2019	6/25/2016	6/25/2014	1/25/2013	11/25/2011

Class M7
Avg. Life (yrs)	6.85	5.44	4.60	4.10	3.79
Window (mos)	37-151	37-119	38-97	39-81	39-68
Expected Final Mat.	5/25/2018	9/25/2015	11/25/2013	7/25/2012	6/25/2011

Class M8
Avg. Life (yrs)	6.72	5.34	4.52	3.99	3.69
Window (mos)	37-142	37-112	38-91	38-76	39-64
Expected Final Mat.	8/25/2017	2/25/2015	5/25/2013	2/25/2012	2/25/2011

Class M9
Avg. Life (yrs)	6.46	5.13	4.32	3.84	3.52
Window (mos)	37-127	37-100	37-81	37-68	38-57
Expected Final Mat.	5/25/2016	2/25/2014	7/25/2012	6/25/2011	7/25/2010

Class B1
Avg. Life (yrs)	5.94	4.72	3.98	3.52	3.26
Window (mos)	37-106	37-83	37-68	37-56	37-48
Expected Final Mat.	8/25/2014	9/25/2012	6/25/2011	6/25/2010	10/25/2009

Class B2
Avg. Life (yrs)	4.62	3.73	3.29	3.11	3.08
Window (mos)	37-80	37-63	37-51	37-42	37-37
Expected Final Mat.	6/25/2012	1/25/2011	1/25/2010	4/25/2009	11/25/2008

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates and Component of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 1 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.25301	6.23684	40	15.72153	15.23528
2	22.06918	22.05242	41	17.44188	17.44488
3	21.21898	21.20272	42	15.65216	15.65391
4	21.12891	21.11261	43	16.07328	16.07476
5	23.30375	23.28565	44	15.45625	15.45736
6	20.98746	20.97106	45	15.87182	15.87263
7	21.63389	21.61689	46	15.97158	15.51569
8	20.89419	20.87769	47	16.01625	16.01604
9	21.56722	21.55012	48	16.45744	16.45618
10	20.84881	20.83221	49	15.83787	15.83627
11	20.81655	20.79991	50	16.27605	16.27400
12	21.49681	21.47956	51	15.66599	15.66363
13	20.68402	20.66728	52	15.66860	15.61393
14	21.20312	21.18577	53	17.33790	17.41231
15	20.39335	20.37650	54	15.58109	15.64727
16	20.25011	20.23322	55	16.02226	16.09025
17	22.21226	22.19350	56	15.42884	15.49425
18	19.85933	19.84233	57	15.86817	15.93759
19	20.29528	20.27765	58	15.34351	15.37462
20	19.41567	19.39857	59	15.28312	15.34956
21	19.80680	19.78906	60	15.72492	15.79072
22	19.84363	19.21603	61	11.85021	11.91349
23	19.87928	20.25014	62	12.24628	12.31127
24	20.22955	20.61270	63	11.85228	11.91576
25	17.57761	17.94833	64	11.85332	11.91641
26	17.12513	17.50813	65	13.12570	13.20715
27	15.67339	16.04396	66	11.85820	11.93016
28	15.88715	15.67963	67	12.25457	12.32850
29	16.56388	16.83019	68	11.86032	11.93146
30	15.10326	15.35225	69	12.25677	12.33088
31	15.29209	15.54923	70	11.86247	11.93377
32	14.57150	14.82021	71	11.86355	11.93679
33	14.88008	15.13693	72	12.26093	12.33560
34	15.25665	14.87495	73	11.86651	11.93834
35	15.29276	15.43971	74	12.26319	12.33698
36	15.68434	15.83464	75	11.86871	11.94067
37	15.06822	15.21343	76	11.86982	11.94135
38	15.45535	15.60516	77	12.68962	12.76814
39	14.85107	14.99581	78	11.87283	11.94529

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	1.96%	31	3.73%
2	1.83%	32	3.55%
3	1.54%	33	3.71%
4	1.46%	34	3.61%
5	1.87%	35	3.74%
6	1.32%	36	3.90%
7	1.44%	37	3.72%
8	1.24%	38	3.94%
9	1.39%	39	3.79%
10	1.21%	40	3.84%
11	1.18%	41	4.41%
12	1.35%	42	3.90%
13	1.17%	43	4.08%
14	1.31%	44	3.90%
15	1.16%	45	4.08%
16	1.19%	46	3.93%
17	1.69%	47	3.96%
18	1.18%	48	4.13%
19	1.34%	49	3.95%
20	1.18%	50	4.12%
21	1.34%	51	3.94%
22	1.50%	52	3.95%
23	2.83%	53	4.50%
24	2.98%	54	3.98%
25	2.80%	55	4.15%
26	2.97%	56	3.97%
27	2.79%	57	4.15%
28	3.10%	58	3.99%
29	3.92%	59	4.02%
30	3.57%	60	4.19%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

SAIL 2005-9 Collateral Summary – Aggregate

Total Number of Loans	12,415	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$2,395,151,292	Yes	34.3%
Average Loan Principal Balance	$12,924	No	65.7%
Fixed Rate	15.5%
Adjustable Rate	84.5%	Primary Mortgage Insurance Coverage
Prepayment Penalty	69.8%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.3%	Yes	81.1%
Weighted Average Margin	5.8%	No	18.9%
Weighted Average Initial Periodic Cap	2.2%
Weighted Average Periodic Cap	1.2%	Lien Position
Weighted Average Maximum Rate	14.1%	First	95.4%
Weighted Average Floor	7.2%	Second	4.6%
Weighted Average Original Term (mo.)	357
Weighted Average Remaining Term (mo.)	355	Loan Purpose
Weighted Average Loan Age (mo.)	2	Cash Out Refinance	52.8%
Weighted Average Combined LTV	82.1%	Purchase	41.8%
Weighted Average Effective Combined LTV	71.7%	Rate/Term Refinance	5.1%
Weighted Average Full Combined LTV	86.9%	Debt Consolidation	0.3%
% of Loans with Junior Liens	24.9%	Home Improvement	0.0%
Non-Zero Weighted Average FlCO	628
Non-Zero Weighted Average DTI	41 .I %	Geographic Distribution
% 10 Loans	27.9%	(Other states account individually for less than 3% of the Statistical Cut-off Date principal balance)

Product Type		CA	42.6%
2/28 ARM (Libor)	77.7%	FL	7.4%
Fixed Rate	13.1%	IL	6.7%
3/27 ARM (Libor)	6.5%	NY	5.9%
Balloon	2.4%	AZ	4.1%
Other	0.4%	NJ	3.3%
Documentation Type		Occupancy Status
Full	52.8%	Primary Home	90.3%
Stated	43.6%	Investment	8.9%
Limited	3.6%	Second Home	0.9%
No Documentation	0.0%

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	6,297	$1,275,467,522.33	53.25%	7.474%	100.00%	611	81.81%	53.29%	38.96%
2/18 ARM (Libor)	1	176,213.30	0.01	6.450	100.00	535	80.00	100.00	0.00
3/27 ARM (Libor)	447	80,342,150.14	3.35	7.081	100.00	629	81.65	59.51	39.87
5/25 ARM (Libor)	45	8,259,914.52	0.34	7.027	100.00	639	78.83	56.24	38.91
Balloon	440	57,265,691.01	2.39	8.333	0.00	650	86.41	51.85	26.07
Fixed Rate	2,968	306,383,250.25	12.79	7.941	0.00	642	82.69	60.92	22.25
Subtotal (Non-IO):	10,198	$1,727,894,741.55	72.14%	7.565%	78.95%	619	82.10%	54.90%	35.61%

Interest-Only Loans:
2/28 ARM (Libor)	1,923	$585,833,861.98	24.46%	6.720%	100.00%	654	82.33%	45.69%	30.44%
3/27 ARM (Libor)	270	74,513,438.73	3.11	6.581	100.00	648	81.56	57.31	34.97
Fixed Rate	24	6,909,250.04	0.29	6.520	0.00	694	77.34	94.85	41.63
Subtotal (IO Loans):	2,217	$667,256,550.75	27.86%	6.702%	98.96%	653	82.19%	47.50%	31.06%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	496	$159,133,349.84	23.85%	6.635%	100.00%	650	82.76%	47.55%	31.31%
36	51	10,823,150.99	1.62	6.793	100.00	652	83.05	59.03	30.57
60	1,665	496,465,809.92	74.40	6.720	98.65	655	81.99	47.20	30.96
120	5	834,240.00	0.13	7.426	75.93	675	83.63	63.46	45.11
Total:	2,217	$667,256,550.75	100.00%	6.702%	98.96%	653	82.19%	47.50%	31.06%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,394	$48,422,669.00	2.02%	10.394%	12.12%	649	96.75%	48.17%	4.44%
50,000.01 - 100,000.00	2,277	170,395,376.70	7.11	8.773	56.77	623	86.48	57.58	18.37
100,000.01 - 150,000.00	2,146	269,073,707.01	11.23	7.738	79.64	616	80.83	61.76	25.63
150,000.01 - 200,000.00	1,733	302,917,159.68	12.65	7.325	87.99	619	80.22	60.84	32.11
200,000.01 - 250,000.00	1,277	286,631,565.83	11.97	7.251	89.26	620	79.94	54.36	34.04
250,000.01 - 300,000.00	1,179	323,586,113.20	13.51	7.068	87.92	629	80.77	49.59	37.39
300,000.01 - 350,000.00	720	233,042,051.06	9.73	7.056	89.01	629	82.04	44.72	40.60
350,000.01 - 400,000.00	607	226,737,046.73	9.47	6.943	90.58	636	82.55	43.72	38.59
400,000.01 - 450,000.00	406	172,922,434.87	7.22	6.919	91.87	636	83.36	47.90	42.89
450,000.01 - 500,000.00	285	135,544,638.99	5.66	6.898	93.39	640	83.27	42.92	45.69
500,000.01 - 550,000.00	182	95,551,893.97	3.99	6.864	90.66	641	83.61	53.41	43.64
550,000.01 - 600,000.00	119	68,788,354.59	2.87	6.894	90.85	637	83.29	55.20	40.37
600,000.01 - 650,000.00	43	26,966,325.63	1.13	6.382	83.79	662	81.50	69.70	39.51
650,000.01 >=	47	34,571,955.04	1.44	6.546	89.26	652	78.99	72.90	17.18
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%
2nd Lien	2,085	110,904,908.29	4.63	10.668	0.00	658	99.87	33.74	0.00
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	5,865	$1,265,046,316.28	52.82%	7.172%	83.18%	609	79.45%	60.64%	37.54%
Purchase	5,928	1,001,230,715.42	41.80	7.541	86.02	655	85.45	41.55	29.89
Rate/Term Refinance	599	121,786,973.91	5.08	7.159	85.49	612	82.17	64.32	35.38
Debt Consolidation	21	6,646,536.69	0.28	6.888	98.88	612	87.41	60.99	72.27
Home Improvement	2	440,750.00	0.02	6.067	100.00	671	90.00	17.36	100.00
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	11,061	$2,162,491,613.62	90.29%	7.255%	83.43%	625	81.61%	53.36%	30.92%
Investment	1,220	212,012,105.74	8.85	8.002	95.84	662	87.08	48.17	67.12
Second Home	134	20,647,572.94	0.86	7.628	83.73	669	85.53	45.81	56.09
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	397	$31,283,395.06	1.31%	9.776%	0.00%	635	90.34%	25.70%	3.90%
181 - 240	66	7,767,390.72	0.32	7.442	2.27	616	76.34	70.15	31.11
241 - 360	11,952	2,356,100,506.52	98.37	7.292	85.92	628	82.03	53.14	34.76
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	397	$31,283,395.06	1.31%	9.776%	0.00%	635	90.34%	25.70%	3.90%
181 - 240	66	7,767,390.72	0.32	7.442	2.27	616	76.34	70.15	31.11
241 - 360	11,952	2,356,100,506.52	98.37	7.292	85.92	628	82.03	53.14	34.76
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	3,665	$1,019,407,111.78	42.56%	6.932%	83.79%	633	80.50%	49.94%	33.96%
FL	1,251	177,395,380.01	7.41	7.708	78.81	615	81.93	52.99	35.02
IL	993	159,588,010.53	6.66	7.735	91.71	627	84.61	56.23	39.00
NY	538	141,531,195.74	5.91	7.375	82.24	638	82.80	39.31	40.85
AZ	630	97,538,360.24	4.07	7.590	84.89	628	83.21	54.72	35.89
NJ	349	79,213,563.55	3.31	7.494	96.18	624	82.74	43.78	43.47
MD	323	62,592,829.86	2.61	7.451	88.32	618	80.45	60.12	27.45
MN	317	50,942,705.40	2.13	7.501	91.76	637	84.99	55.54	33.40
MA	209	49,572,554.73	2.07	7.368	94.82	630	81.71	35.34	37.80
HI	167	48,563,587.63	2.03	6.940	65.29	649	80.39	53.44	35.59
Other	3,973	508,805,992.83	21.24	7.756	84.15	620	84.30	62.83	30.36
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	652	$115,434,790.15	4.82%	6.890%	68.55%	596	49.94%	55.21%	0.00%
60.01 to 70.00%	862	189,801,008.70	7.92	6.997	77.79	598	66.41	55.14	0.00
70.01 to 80.00%	4,225	964,731,652.66	40.28	6.913	90.65	635	78.93	48.74	0.00
80.01 to 85.00%
With MI:	932	223,364,861.23	9.33	7.184	86.47	609	84.39	57.52	100.00
Without MI:	370	61,881,824.11	2.58	8.036	98.46	554	84.67	64.40	0.00
85.01 to 90.00%
With MI:	1,543	373,551,559.26	15.60	7.282	90.32	641	89.66	49.65	100.00
Without MI:	440	76,344,055.59	3.19	7.859	96.93	594	89.58	64.86	0.00
90.01 to 95.00%
With MI:	817	193,458,413.19	8.08	7.526	91.50	658	94.80	68.32	100.00
Without MI:	246	41,136,564.34	1.72	7.856	97.48	612	94.70	77.24	0.00
95.01 to 100.00%
With MI:	155	32,138,325.21	1.34	8.137	90.11	687	99.95	46.98	100.00
Without MI:	88	12,403,329.57	0.52	8.424	94.70	641	99.64	57.99	0.00
Subtotal (First Lien):	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%

Second Lien Loans:
70.01 to 80.00%	2	$109,337.19	0.00%	9.788%	0.00%	668	75.96%	100.00%	0.00%
80.01 to 85.00%	1	49,925.85	0.00	9.100	0.00	714	81.19	100.00	0.00
85.01 to 90.00%	5	156,890.71	0.01	9.464	0.00	687	89.64	79.94	0.00
90.01 to 95.00%	26	1,332,628.96	0.06	10.362	0.00	649	94.24	35.73	0.00
95.01 to 100.00%	2,051	109,256,125.58	4.56	10.675	0.00	658	99.98	33.56	0.00
Subtotal (Second Lien):	2,085	$110,904,908.29	4.63%	10.668%	0.00%	658	99.87%	33.74%	0.00%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	4,099	$937,947,949.04	39.16%	7.290%	86.96%	633	84.93%	55.97%	87.69%
60.01 to 70.00%	862	189,801,008.70	7.92	6.997	77.79	598	66.41	55.14	0.00
70.01 to 80.00%	4,225	964,731,652.66	40.28	6.913	90.65	635	78.93	48.74	0.00
80.01 to 85.00%	370	61,881,824.11	2.58	8.036	98.46	554	84.67	64.40	0.00
85.01 to 90.00%	440	76,344,055.59	3.19	7.859	96.93	594	89.58	64.86	0.00
90.01 to 95.00%	246	41,136,564.34	1.72	7.856	97.48	612	94.70	77.24	0.00
95.01 to 100.00%	88	12,403,329.57	0.52	8.424	94.70	641	99.64	57.99	0.00
Subtotal (First Lien):	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%

Second Lien Loans:
70.01 to 80.00%	2	$109,337.19	0.00%	9.788%	0.00%	668	75.96%	100.00%	0.00%
80.01 to 85.00%	1	49,925.85	0.00	9.100	0.00	714	81.19	100.00	0.00
85.01 to 90.00%	5	156,890.71	0.01	9.464	0.00	687	89.64	79.94	0.00
90.01 to 95.00%	26	1,332,628.96	0.06	10.362	0.00	649	94.24	35.73	0.00
95.01 to 100.00%	2,051	109,256,125.58	4.56	10.675	0.00	658	99.98	33.56	0.00
Subtotal (Second Lien):	2,085	$110,904,908.29	4.63%	10.668%	0.00%	658	99.87%	33.74%	0.00%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

*Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	649	$114,735,137.01	4.79%	6.886%	68.35%	596	49.89%	55.51%	0.00%
60.01 to 70.00%	847	186,442,952.58	7.78	6.991	77.52	598	66.40	55.57	0.00
70.01 to 80.00%	1,820	404,695,415.61	16.90	7.146	83.50	599	77.50	59.19	0.00
80.01 to 85.00%
With MI:	898	215,399,515.03	8.99	7.185	86.16	607	84.38	57.92	100.00
Without MI:	321	57,201,353.79	2.39	7.994	98.47	555	84.18	63.45	0.00
85.01 to 90.00%
With MI:	1,493	364,827,084.46	15.23	7.265	90.22	641	89.65	49.59	100.00
Without MI:	419	75,050,399.91	3.13	7.820	96.41	596	89.18	64.53	0.00
90.01 to 95.00%
With MI:	834	196,447,127.03	8.20	7.536	91.44	657	94.64	67.84	100.00
Without MI:	361	62,348,507.83	2.60	7.662	95.04	615	90.01	67.88	0.00
95.01 to 100.00%
With MI:	222	45,839,432.37	1.91	7.940	91.95	679	96.42	48.61	100.00
Without MI:	2,466	561,259,458.39	23.43	6.789	96.08	659	80.43	41.53	0.00
Subtotal (First Lien):	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%

Second Lien Loans:
70.01 to 80.00%	2	$109,337.19	0.00%	9.788%	0.00%	668	75.96%	100.00%	0.00%
80.01 to 85.00%	1	49,925.85	0.00	9.100	0.00	714	81.19	100.00	0.00
85.01 to 90.00%	5	156,890.71	0.01	9.464	0.00	687	89.64	79.94	0.00
90.01 to 95.00%	26	1,332,628.96	0.06	10.362	0.00	649	94.24	35.73	0.00
95.01 to 100.00%	2,051	109,256,125.58	4.56	10.675	0.00	658	99.98	33.56	0.00
Subtotal (Second Lien):	2,085	$110,904,908.29	4.63%	10.668%	0.00%	658	99.87%	33.74%	0.00%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
440 - 499	14	$1,141,887.70	0.05%	8.102%	65.50%	486	78.16%	34.34%	0.00%
500 - 520	551	96,552,778.77	4.03	8.360	93.76	511	75.29	80.52	12.77
521 - 540	589	107,142,642.36	4.47	7.907	91.84	531	76.16	74.37	21.53
541 - 560	755	147,444,326.94	6.16	7.667	91.65	552	77.59	67.78	28.18
561 - 580	872	177,210,454.64	7.40	7.532	88.20	571	78.82	63.86	32.95
581 - 600	1,105	215,934,264.34	9.02	7.251	89.23	591	80.49	65.77	32.36
601 - 620	1,516	295,728,673.83	12.35	7.182	85.11	611	81.93	59.43	33.56
621 - 640	1,994	361,562,991.53	15.10	7.356	81.89	630	83.87	45.38	33.83
641 - 660	1,608	310,639,455.44	12.97	7.196	81.17	650	83.92	45.52	39.48
661 - 680	1,193	239,091,832.16	9.98	7.119	81.60	670	84.63	43.38	39.60
681 - 700	896	171,518,131.38	7.16	7.066	80.52	690	85.34	37.07	42.03
701 - 720	524	101,387,950.92	4.23	7.088	80.31	709	84.41	35.65	37.70
721 - 740	331	72,833,137.86	3.04	7.094	82.11	730	84.71	38.62	42.31
741 - 760	234	48,304,060.85	2.02	6.985	80.17	750	84.19	43.39	38.88
761 - 780	148	30,929,060.40	1.29	7.041	82.07	769	85.73	40.52	41.68
781 >=	85	17,729,643.18	0.74	7.067	69.50	794	81.95	35.63	31.63
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	9,082	$1,700,626,093.00	71.00%	7.308%	83.35%	625	81.74%	53.98%	33.11%
PUD	1,289	266,264,822.90	11.12	7.357	86.21	625	82.77	56.43	31.73
2-4 Family	966	241,224,225.69	10.07	7.447	90.50	646	83.14	44.14	42.52
Condo	1,078	187,036,150.71	7.81	7.273	85.15	643	83.42	48.53	38.72
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$561,213,216.40	$86,986,113.87	$1,208,226,416.91	$4,875,637.13	$0.00	$0.00	$1,861,301,384.31
Fixed Rate	90,884,376.91	19,184,753.53	16,893,429.86	186,329,939.99	0.00	0.00	313,292,500.29
3/27 ARM (Libor)	56,032,133.58	5,370,979.51	3,233,590.54	90,218,885.24	0.00	0.00	154,855,588.87
Balloon	13,601,397.16	980,417.21	2,792,065.39	39,891,811.25	0.00	0.00	57,265,691.01
5/25 ARM (Libor)	1,733,666.32	561,080.02	73,316.39	5,891,851.79	0.00	0.00	8,259,914.52
2/18 ARM (Libor)	0.00	0.00	176,213.30	0.00	0.00	0.00	176,213.30
Total:	$723,464,790.37	$113,083,344.14	$1,231,395,032.39	$327,208,125.40	$0.00	$0.00	$2,395,151,292.30

Prepayment Penalty Term by Product Type (%)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	30.15%	4.67%	64.91%	0.26%	0.00%	0.00%	77.71%
Fixed Rate	29.01	6.12	5.39	59.47	0.00	0.00	13.08
3/27 ARM (Libor)	36.18	3.47	2.09	58.26	0.00	0.00	6.47
Balloon	23.75	1.71	4.88	69.66	0.00	0.00	2.39
5/25 ARM (Libor)	20.99	6.79	0.89	71.33	0.00	0.00	0.34
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	30.21%	4.72%	51.41%	13.66%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	6,460	$1,468,059,451.67	61.29%	6.994%	83.66%	627	80.60%	54.06%	34.32%
None	4,517	723,464,790.37	30.21	7.930	85.56	635	84.91	47.07	35.16
2% of UPB	481	78,142,372.79	3.26	7.472	92.02	628	82.94	60.71	33.80
5% 4% 3% 2% 1% of UPB	158	23,619,868.06	0.99	7.432	73.59	607	79.77	59.15	24.77
1% of Orig. Bal.	225	22,989,958.80	0.96	7.905	89.71	608	87.62	73.11	37.73
Other	574	78,874,850.61	3.29	7.574	85.51	615	83.16	67.36	29.67
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	6,767	$1,265,559,605.00	52.84%	7.092%	82.39%	615	82.08%	100.00%	36.44%
Stated	5,229	1,043,669,618.31	43.57	7.594	87.28	644	82.09	0.00	32.45
Limited	417	85,100,597.02	3.55	7.481	82.51	635	83.25	0.00	26.65
No Documentation	2	821,471.97	0.03	6.252	100.00	602	78.17	0.00	0.00
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	10	$2,468,413.93	0.10%	6.993%	100.00%	670	86.73%	100.00%	57.37%
5.01 to 10.00	28	5,333,039.83	0.22	7.434	90.91	640	83.00	100.00	34.32
10.01 to 15.00	64	12,318,695.27	0.51	7.575	84.54	614	82.61	100.00	39.25
15.01 to 20.00	134	23,000,559.79	0.96	7.307	78.99	613	80.56	100.00	39.72
20.01 to 25.00	296	46,021,118.27	1.92	7.141	78.62	618	80.53	100.00	28.54
25.01 to 30.00	475	72,200,321.04	3.01	7.287	82.74	612	81.09	100.00	40.95
30.01 to 35.00	767	136,119,640.86	5.68	7.094	80.01	617	81.20	100.00	36.73
35.01 to 40.00	1,006	177,984,766.81	7.43	7.139	80.54	615	82.08	100.00	35.60
40.01 to 45.00	1,402	261,691,821.33	10.93	7.087	82.32	616	82.88	100.00	38.12
45.01 to 50.00	2,142	427,827,517.56	17.86	7.014	83.52	618	83.51	100.00	37.67
50.01 to 55.00	440	99,840,842.74	4.17	7.078	85.53	596	76.80	100.00	27.05
55.01 to 60.00	3	752,867.57	0.03	5.699	59.31	625	58.03	100.00	0.00
Subtotal (Full Doc):	6,767	$1,265,559,605.00	52.84%	7.092%	82.39%	615	82.08%	100.00%	36.44%

Non-Full Doc Loans:
Not Available	11	$2,721,844.47	0.11%	7.237%	94.93%	654	79.68%	0.00%	0.00%
0.01 to 5.00	1	48,054.92	0.00	11.600	0.00	665	100.00	0.00	0.00
5.01 to 10.00	11	1,434,924.73	0.06	8.686	68.53	693	92.06	0.00	63.11
10.01 to 15.00	40	6,206,878.36	0.26	7.649	82.23	628	74.12	0.00	32.68
15.01 to 20.00	88	13,142,273.72	0.55	8.020	87.72	643	81.07	0.00	40.29
20.01 to 25.00	171	28,262,961.47	1.18	7.553	88.75	643	78.78	0.00	32.93
25.01 to 30.00	337	50,750,130.40	2.12	7.663	88.26	640	80.44	0.00	32.42
30.01 to 35.00	575	101,893,907.65	4.25	7.580	88.44	643	81.36	0.00	32.09
35.01 to 40.00	984	192,928,319.97	8.05	7.578	84.51	645	81.48	0.00	31.94
40.01 to 45.00	1,428	282,218,525.05	11.78	7.561	87.45	644	82.46	0.00	30.56
45.01 to 50.00	1,862	410,561,876.78	17.14	7.601	87.46	644	83.29	0.00	32.59
50.01 to 55.00	138	39,039,254.48	1.63	7.368	83.67	636	80.08	0.00	32.66
55.01 to 60.00	2	382,735.30	0.02	8.178	50.50	714	85.05	0.00	50.50
Subtotal (Non-Full Doc):	5,648	$1,129,591,687.30	47.16%	7.585%	86.93%	643	82.18%	0.00%	31.98%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	156	$49,264,188.01	2.06%	5.389%	100.00%	674	76.64%	80.76%	23.54%
5.501 to 6.000	646	191,275,022.53	7.99	5.860	100.00	652	78.48	75.10	22.18
6.001 to 6.500	1,079	294,198,992.28	12.28	6.318	100.00	645	79.68	60.08	27.40
6.501 to 7.000	1,706	436,601,419.16	18.23	6.804	100.00	633	81.19	48.38	34.22
7.001 to 7.500	1,513	342,719,639.79	14.31	7.295	100.00	621	82.46	45.59	37.78
7.501 to 8.000	1,597	344,622,069.70	14.39	7.785	100.00	613	83.81	42.20	46.55
8.001 to 8.500	879	157,725,327.44	6.59	8.270	100.00	603	84.44	47.40	48.57
8.501 to 9.000	815	130,980,917.89	5.47	8.763	100.00	594	85.51	48.29	43.29
9.001 to 9.500	338	46,434,800.89	1.94	9.247	100.00	591	86.13	43.02	44.25
9.501 to 10.000	167	21,324,525.53	0.89	9.706	100.00	595	84.92	37.90	36.92
10.001 to 10.500	44	4,668,445.05	0.19	10.303	100.00	557	80.09	30.24	14.79
10.501 to 11.000	28	3,102,754.32	0.13	10.758	100.00	548	76.93	35.40	5.35
Greater than 11.000	15	1,674,998.41	0.07	11.476	100.00	525	70.65	59.41	0.00
Subtotal (ARM Loans):	8,983	$2,024,593,101.00	84.53%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Fixed Rate Loans:
Less than 5.501	3	$566,967.37	0.02%	5.343%	0.00%	633	57.16%	100.00%	0.00%
5.501 to 6.000	207	53,018,958.22	2.21	5.982	0.00	674	71.50	76.72	21.93
6.001 to 6.500	277	66,235,298.03	2.77	6.312	0.00	650	75.05	75.35	30.59
6.501 to 7.000	305	64,383,183.91	2.69	6.795	0.00	634	76.70	69.90	33.87
7.001 to 7.500	175	28,210,625.68	1.18	7.283	0.00	621	78.49	67.13	41.03
7.501 to 8.000	157	23,664,559.12	0.99	7.795	0.00	609	79.85	60.72	41.52
8.001 to 8.500	108	10,930,558.78	0.46	8.289	0.00	603	80.25	64.01	43.10
8.501 to 9.000	150	12,253,218.62	0.51	8.783	0.00	615	88.00	67.66	36.42
9.001 to 9.500	209	12,096,425.01	0.51	9.321	0.00	668	96.34	76.68	7.15
9.501 to 10.000	327	18,165,237.60	0.76	9.861	0.00	661	98.13	50.94	4.27
10.001 to 10.500	304	17,186,094.59	0.72	10.312	0.00	652	99.42	56.57	0.00
10.501 to 11.000	429	22,665,168.36	0.95	10.793	0.00	664	99.89	23.16	0.00
Greater than 11.000	781	41,181,896.01	1.72	11.595	0.00	636	99.72	11.31	0.15
Subtotal (Fixed Rate):	3,432	$370,558,191.30	15.47%	7.975%	0.00%	644	83.17%	60.15%	23.20%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	2	$466,895.28	0.02%	6.668%	100.00%	665	86.45%	43.33%	43.33%
3.001 - 3.500	1	168,747.60	0.01	6.500	100.00	654	90.00	100.00	100.00
3.501 - 4.000	63	10,879,820.70	0.54	7.078	100.00	656	81.35	36.06	21.71
4.001 - 4.500	90	15,755,077.07	0.78	7.764	100.00	624	85.30	65.18	41.21
4.501 - 5.000	760	142,110,127.48	7.02	7.508	100.00	623	82.24	52.78	35.32
5.001 - 5.500	1,377	373,544,821.20	18.45	6.920	100.00	620	81.70	56.56	45.75
5.501 - 6.000	4,785	1,077,718,756.60	53.23	7.128	100.00	634	83.52	54.64	41.70
6.001 - 6.500	1,380	307,023,493.05	15.16	7.375	100.00	622	78.93	28.24	13.90
6.501 - 7.000	374	71,348,229.85	3.52	7.983	100.00	563	71.86	70.28	12.26
7.001 - 7.500	70	13,727,266.61	0.68	8.121	100.00	568	72.71	74.36	8.90
7.501 - 8.000	43	7,001,200.56	0.35	8.703	100.00	587	86.04	46.10	40.31
8.001 - 8.500	19	2,018,198.37	0.10	9.015	100.00	577	89.20	63.19	53.43
8.501 - 9.000	18	2,708,988.25	0.13	9.297	100.00	563	84.11	47.02	9.16
9.001 - 9.500	1	121,478.38	0.01	9.440	100.00	528	74.15	100.00	0.00
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	36	$6,288,327.28	0.31%	7.501%	100.00%	624	83.94%	59.89%	28.23%
1.500	3,703	755,288,686.49	37.31	7.217	100.00	615	80.69	51.85	31.53
2.000	2,189	544,357,992.69	26.89	7.226	100.00	623	82.88	53.29	42.60
2.890	1	185,119.20	0.01	10.100	100.00	529	70.00	0.00	0.00
3.000	3,027	712,699,727.56	35.20	7.177	100.00	638	82.52	50.00	37.08
5.000	27	5,773,247.78	0.29	6.894	100.00	689	80.29	14.60	7.21
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	5,244	$1,264,283,079.81	62.45%	7.200%	100.00%	632	82.69%	51.16%	39.39%
1.500	3,734	758,897,671.37	37.48	7.217	100.00	615	80.67	52.09	31.41
2.000	5	1,412,349.82	0.07	6.133	100.00	631	79.84	38.96	14.32
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	2	$294,183.17	0.01%	6.536%	100.00%	647	90.23%	68.77%	68.77%
11.001 - 11.500	14	3,949,929.66	0.20	5.820	100.00	678	79.57	44.77	9.84
11.501 - 12.000	37	10,646,564.67	0.53	6.001	100.00	649	78.68	73.15	17.40
12.001 - 12.500	207	63,096,404.74	3.12	5.664	100.00	669	77.74	72.86	23.13
12.501 - 13.000	733	212,763,059.64	10.51	6.018	100.00	652	78.96	69.64	23.11
13.001 - 13.500	1,092	292,965,326.51	14.47	6.370	100.00	643	79.77	59.46	28.41
13.501 - 14.000	1,681	426,032,018.93	21.04	6.843	100.00	632	81.23	48.33	34.87
14.001 - 14.500	1,462	329,685,459.67	16.28	7.313	100.00	620	82.43	46.21	37.77
14.501 - 15.000	1,553	333,952,992.30	16.49	7.806	100.00	613	84.00	42.64	47.28
15.001 - 15.500	864	154,181,290.51	7.62	8.283	100.00	603	84.52	47.77	49.02
15.501 - 16.000	784	124,381,607.15	6.14	8.775	100.00	593	85.37	49.03	42.47
16.001 - 16.500	319	43,717,500.43	2.16	9.251	100.00	590	85.84	43.52	43.73
16.501 - 17.000	151	19,965,443.15	0.99	9.710	100.00	599	84.83	34.43	39.62
17.001 - 17.500	42	4,349,438.73	0.21	10.314	100.00	560	81.44	29.38	15.88
17.501 - 18.000	27	2,936,883.33	0.15	10.766	100.00	543	75.63	37.40	0.00
18.001 - 18.500	10	1,158,336.61	0.06	11.357	100.00	528	72.19	65.24	0.00
18.501 - 19.000	4	477,672.90	0.02	11.719	100.00	511	67.79	41.96	0.00
19.001 - 19.500	1	38,988.90	0.00	12.025	100.00	599	60.00	100.00	0.00
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	61	$18,788,838.21	0.93%	5.522%	100.00%	667	75.85%	81.56%	25.30%
5.501 - 6.000	707	211,759,671.84	10.46	5.795	100.00	655	78.59	76.86	24.00
6.001 - 6.500	1,104	301,794,551.55	14.91	6.298	100.00	646	79.70	59.16	26.56
6.501 - 7.000	1,712	437,928,514.89	21.63	6.802	100.00	633	81.11	48.60	33.96
7.001 - 7.500	1,521	344,748,819.60	17.03	7.291	100.00	621	82.32	46.00	37.60
7.501 - 8.000	1,594	344,053,856.69	16.99	7.786	100.00	613	83.83	42.21	46.62
8.001 - 8.500	879	157,725,327.44	7.79	8.270	100.00	603	84.44	47.40	48.57
8.501 - 9.000	814	130,812,762.39	6.46	8.761	100.00	594	85.42	48.36	42.96
9.001 - 9.500	337	46,210,035.08	2.28	9.247	100.00	591	86.21	42.74	44.46
9.501 - 10.000	167	21,324,525.53	1.05	9.706	100.00	595	84.92	37.90	36.92
10.001 - 10.500	44	4,668,445.05	0.23	10.303	100.00	557	80.09	30.24	14.79
10.501 - 11.000	28	3,102,754.32	0.15	10.758	100.00	548	76.93	35.40	5.35
11.001 - 11.500	10	1,158,336.61	0.06	11.357	100.00	528	72.19	65.24	0.00
11.501 - 12.000	4	477,672.90	0.02	11.719	100.00	511	67.79	41.96	0.00
12.001 - 12.500	1	38,988.90	0.00	12.025	100.00	599	60.00	100.00	0.00
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	26	$4,121,211.94	0.20%	6.822%	100.00%	619	83.30%	71.96%	61.02%
13 - 24	8,197	1,857,909,024.13	91.77	7.237	100.00	624	81.97	50.85	36.24
25 - 36	715	154,302,950.41	7.62	6.841	100.00	638	81.60	58.58	37.29
37 >=	45	8,259,914.52	0.41	7.027	100.00	639	78.83	56.24	38.91
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

SAIL 2005-9 Collateral Summary – Group 1

Total Number of Loans	4,171	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$672,133,563	Yes	31.8%
Average Loan Principal Balance	$161,144	No	68.2%
Fixed Rate	17.8%
Adjustable Rate	82.2%	Primary Mortgage Insurance Coverage
Prepayment Penalty	75.4%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.3%	Yes	77.6%
Weighted Average Margin	5.8%	No	22.4%
Weighted Average Initial Periodic Cap	1.7%
Weighted Average Periodic Cap	1.4%	Lien Position
Weighted Average Maximum Rate	14.3%	First	98.6%
Weighted Average Floor	7.4%	Second	1.4%
Weighted Average Original Term (mo.)	358
Weighted Average Remaining Term (mo.)	356	Loan Purpose
Weighted Average Loan Age (mo.)	2	Cash Out Refinance	71.5%
Weighted Average Combined LTV	78.8%	Purchase	20.2%
Weighted Average Effective Combined LTV	69.4%	Rate/Term Refinance	8.3%
Weighted Average Full Combined LTV	81.6%
% of Loans with Junior Liens	14.7%	Geographic Distribution
Non-Zero Weighted Average FICO	61 1	(Other states account individually for less than
Non-Zero Weighted Average DTI	40.3%	3% of the Statistical Cut-off Date principal balance)
% IO Loans	17.6%	CA	34.3%
		FL	11.5%
Product Type		NY	4.6%
2/28 ARM (Libor)	75.2%	IL	4.1%
Fixed Rate	17.2%	NJ	3.9%
3/27 ARM (Libor)	7.0%	MA	3.8%
Balloon	0.5%	AZ	3.5%
Other	0.1%
		Occupancy Status
Documentation Type		Primary Home	90.7%
Full	52.2%	Investment	8.4%
Stated	46.0%	Second Home	0.9%
Limited	1.9%

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non-IO Loans:
2/28 ARM (Libor)	2,471	$408,896,562.95	60.84%	7.500%	100.00%	596	79.07%	54.23%	33.06%
3/27 ARM (Libor)	197	25,241,125.36	3.76	7.191	100.00	617	80.54	65.61	31.49
5/25 ARM (Libor)	2	552,593.93	0.08	7.222	100.00	709	90.07	0.00	100.00
Balloon	19	3,516,281.71	0.52	7.502	0.00	636	76.02	0.00	22.43
Fixed Rate	962	115,772,270.01	17.22	7.156	0.00	625	75.41	69.84	23.80
Subtotal (Non-IO):	3,651	$553,978,833.96	82.42%	7.414%	78.47%	604	78.36%	57.61%	31.05%

Interest-Only Loans:
2/28 ARM (Libor)	418	$96,242,345.16	14.32%	6.922%	100.00%	646	80.63%	23.11%	36.04%
3/27 ARM (Libor)	101	21,757,384.23	3.24	6.754	100.00	650	80.93	42.00	33.68
Fixed Rate	1	155,000.00	0.02	6.800	0.00	652	64.05	0.00	0.00
Subtotal (IO Loans):	520	$118,154,729.39	17.58%	6.891%	99.87%	647	80.67%	26.56%	35.56%

Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	205	$45,727,162.64	38.70%	6.763%	100.00%	638	82.40%	54.40%	37.24%
36	29	5,416,923.58	4.58	6.761	100.00	662	82.32	65.42	26.59
60	286	67,010,643.17	56.71	6.988	99.77	651	79.35	4.42	35.14
Total:	520	$118,154,729.39	100.00%	6.891%	99.87%	647	80.67%	26.56%	35.56%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	293	$10,200,026.04	1.52%	9.666%	12.75%	642	92.53%	69.28%	2.42%
50,000.01 - 100,000.00	949	71,725,845.70	10.67	7.973	74.69	602	80.34	71.64	23.07
100,000.01 - 150,000.00	928	116,357,106.26	17.31	7.475	82.16	604	78.06	64.80	27.55
150,000.01 - 200,000.00	736	128,461,982.84	19.11	7.270	85.84	608	77.77	58.24	27.16
200,000.01 - 250,000.00	474	106,271,672.13	15.81	7.258	85.09	606	76.93	46.71	32.36
250,000.01 - 300,000.00	438	119,880,765.00	17.84	7.019	83.45	617	78.10	42.04	38.36
300,000.01 - 350,000.00	264	85,141,349.22	12.67	7.010	84.87	617	79.81	37.61	39.24
350,000.01 - 400,000.00	65	23,603,585.26	3.51	6.971	84.74	628	83.37	32.26	45.79
400,000.01 - 450,000.00	20	8,584,403.76	1.28	6.957	85.15	657	80.82	20.56	49.99
450,000.01 - 500,000.00	4	1,906,827.14	0.28	6.886	100.00	659	88.14	23.70	73.78
Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	3,898	$662,692,418.83	98.60%	7.282%	83.40%	611	78.47%	51.96%	32.30%
2nd Lien	273	9,441,144.52	1.40	10.128	0.00	656	99.59	65.91	0.00
Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	2,694	$480,634,893.21	71.51%	7.269%	80.85%	601	76.93%	52.31%	32.10%
Purchase	1,145	136,017,717.39	20.24	7.537	86.66	649	84.12	46.53	32.14
Rate/Term Refinance	332	55,480,952.75	8.25	7.254	83.29	610	81.57	64.63	28.90
Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	3,740	$609,502,080.55	90.68%	7.267%	81.37%	606	78.30%	54.61%	29.51%
Investment	371	56,551,725.35	8.41	7.863	92.73	663	83.25	27.87	57.79
Second Home	60	6,079,757.45	0.90	7.770	71.15	660	83.64	32.04	24.15
Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	50	$4,980,838.75	0.74%	7.337%	0.00%	619	68.75%	62.57%	19.09%
181 - 240	32	3,581,908.23	0.53	7.268	0.00	607	71.06	64.19	15.58
241 - 360	4,089	663,570,816.37	98.73	7.322	83.29	611	78.88	52.01	32.03
Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	50	$4,980,838.75	0.74%	7.337%	0.00%	619	68.75%	62.57%	19.09%
181 - 240	32	3,581,908.23	0.53	7.268	0.00	607	71.06	64.19	15.58
241 - 360	4,089	663,570,816.37	98.73	7.322	83.29	611	78.88	52.01	32.03
Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	999	$230,257,442.65	34.26%	6.937%	79.70%	617	74.95%	35.46%	33.21%
FL	539	77,258,341.61	11.49	7.544	77.25	599	78.35	58.46	33.32
NY	138	30,754,319.09	4.58	6.945	72.90	614	75.20	48.16	25.59
IL	190	27,730,518.86	4.13	7.448	89.29	614	82.09	64.22	40.08
NJ	131	26,488,501.29	3.94	7.420	95.68	609	80.89	54.70	44.27
MA	110	25,638,866.31	3.81	7.179	97.40	617	80.92	46.54	42.00
AZ	156	23,631,387.12	3.52	7.367	84.58	610	80.16	55.41	33.19
MD	99	16,691,930.72	2.48	7.506	90.77	589	77.20	68.92	25.87
MI	147	15,604,743.27	2.32	7.916	84.00	604	84.95	66.03	30.50
OH	149	14,379,650.53	2.14	7.986	88.41	597	86.04	71.23	29.78
Other	1,513	183,697,861.90	27.33	7.636	82.22	612	82.08	65.08	26.75
Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	379	$63,358,654.29	9.43%	6.882%	66.52%	596	49.84%	45.35%	0.00%
60.01 to 70.00%	443	82,827,217.67	12.32	7.077	77.13	598	66.02	44.89	0.00
70.01 to 80.00%	1,432	240,629,710.32	35.80	7.138	83.60	614	78.40	53.15	0.00
80.01 to 85.00%
With MI:	394	75,465,950.97	11.23	7.233	86.22	598	84.30	58.17	100.00
Without MI:	190	24,177,545.08	3.60	8.254	97.43	546	84.65	66.40	0.00
85.01 to 90.00%
With MI:	528	95,338,897.00	14.18	7.463	88.67	634	89.62	43.90	100.00
Without MI:	218	25,841,702.17	3.84	8.217	97.04	582	89.69	68.27	0.00
90.01 to 95.00%
With MI:	205	39,240,325.55	5.84	7.350	83.09	657	94.59	56.57	100.00
Without MI:	66	10,139,345.19	1.51	7.788	93.58	613	94.73	65.64	0.00
95.01 to 100.00%
With MI:	28	3,983,384.48	0.59	8.461	87.13	688	99.97	30.67	100.00
Without MI:	15	1,689,686.11	0.25	9.042	100.00	639	100.00	58.79	0.00
Subtotal (First Lien):	3,898	$662,692,418.83	98.60%	7.282%	83.40%	611	78.47%	51.96%	32.30%

Second Lien Loans:
70.01 to 80.00%	1	$49,927.55	0.01%	9.625%	0.00%	666	71.32%	100.00%	0.00%
85.01 to 90.00%	1	31,474.57	0.00	10.450	0.00	679	90.00	0.00	0.00
90.01 to 95.00%	7	229,348.35	0.03	9.406	0.00	711	93.37	55.48	0.00
95.01 to 100.00%	264	9,130,394.05	1.36	10.148	0.00	654	99.93	66.21	0.00
Subtotal (Second Lien):	273	$9,441,144.52	1.40%	10.128%	0.00%	656	99.59%	65.91%	0.00%

Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	1,534	$277,387,212.29	41.27%	7.266%	82.13%	620	79.94%	49.72%	77.16%
60.01 to 70.00%	443	82,827,217.67	12.32	7.077	77.13	598	66.02	44.89	0.00
70.01 to 80.00%	1,432	240,629,710.32	35.80	7.138	83.60	614	78.40	53.15	0.00
80.01 to 85.00%	190	24,177,545.08	3.60	8.254	97.43	546	84.65	66.40	0.00
85.01 to 90.00%	218	25,841,702.17	3.84	8.217	97.04	582	89.69	68.27	0.00
90.01 to 95.00%	66	10,139,345.19	1.51	7.788	93.58	613	94.73	65.64	0.00
95.01 to 100.00%	15	1,689,686.11	0.25	9.042	100.00	639	100.00	58.79	0.00
Subtotal (First Lien):	3,898	$662,692,418.83	98.60%	7.282%	83.40%	611	78.47%	51.96%	32.30%

Second Lien Loans:
70.01 to 80.00%	1	$49,927.55	0.01%	9.625%	0.00%	666	71.32%	100.00%	0.00%
85.01 to 90.00%	1	31,474.57	0.00	10.450	0.00	679	90.00	0.00	0.00
90.01 to 95.00%	7	229,348.35	0.03	9.406	0.00	711	93.37	55.48	0.00
95.01 to 100.00%	264	9,130,394.05	1.36	10.148	0.00	654	99.93	66.21	0.00
Subtotal (Second Lien):	273	$9,441,144.52	1.40%	10.128%	0.00%	656	99.59%	65.91%	0.00%

Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

*Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	378	$63,194,078.73	9.40%	6.883%	66.43%	596	49.82%	45.47%	0.00%
60.01 to 70.00%	438	82,385,845.03	12.26	7.073	77.30	598	65.98	44.77	0.00
70.01 to 80.00%	837	149,224,561.29	22.20	7.329	78.85	591	77.51	56.61	0.00
80.01 to 85.00%
With MI:	386	74,496,476.48	11.08	7.238	86.28	597	84.30	57.80	100.00
Without MI:	166	22,472,550.58	3.34	8.243	97.24	546	84.36	64.82	0.00
85.01 to 90.00%
With MI:	519	94,183,019.49	14.01	7.458	88.78	634	89.62	43.58	100.00
Without MI:	203	24,486,017.35	3.64	8.192	96.40	583	89.41	67.92	0.00
90.01 to 95.00%
With MI:	212	39,982,282.50	5.95	7.359	83.07	656	94.48	57.05	100.00
Without MI:	118	16,031,555.42	2.39	7.827	95.07	604	90.54	62.91	0.00
95.01 to 100.00%
With MI:	38	5,366,779.53	0.80	8.130	85.20	677	96.58	42.02	100.00
Without MI:	603	90,869,252.43	13.52	6.862	91.32	652	80.32	48.17	0.00
Subtotal (First Lien):	3,898	$662,692,418.83	98.60%	7.282%	83.40%	611	78.47%	51.96%	32.30%

Second Lien Loans:
70.01 to 80.00%	1	$49,927.55	0.01%	9.625%	0.00%	666	71.32%	100.00%	0.00%
85.01 to 90.00%	1	31,474.57	0.00	10.450	0.00	679	90.00	0.00	0.00
90.01 to 95.00%	7	229,348.35	0.03	9.406	0.00	711	93.37	55.48	0.00
95.01 to 100.00%	264	9,130,394.05	1.36	10.148	0.00	654	99.93	66.21	0.00
Subtotal (Second Lien):	273	$9,441,144.52	1.40%	10.128%	0.00%	656	99.59%	65.91%	0.00%

Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
500 - 520	300	$44,739,039.94	6.66%	8.340%	90.68%	510	74.51%	79.78%	12.65%
521 - 540	302	46,195,633.28	6.87	7.896	88.95	531	75.43	73.90	20.74
541 - 560	378	61,456,496.26	9.14	7.729	89.47	552	75.91	66.30	23.01
561 - 580	399	64,420,151.88	9.58	7.534	81.85	570	76.15	61.59	24.12
581 - 600	495	79,330,936.11	11.80	7.276	85.28	591	78.02	59.23	28.98
601 - 620	538	92,098,079.00	13.70	7.071	81.30	610	79.35	52.70	34.57
621 - 640	491	79,186,012.19	11.78	7.125	79.75	630	80.61	42.91	38.02
641 - 660	423	65,923,883.85	9.81	7.134	74.34	650	80.78	39.98	42.10
661 - 680	315	51,393,482.82	7.65	6.916	77.50	670	81.64	36.29	43.33
681 - 700	220	34,547,739.38	5.14	6.915	77.68	690	82.22	26.95	39.86
701 - 720	129	23,222,094.13	3.45	6.860	82.63	709	82.65	29.00	40.85
721 - 740	63	10,758,594.01	1.60	6.751	68.81	731	78.02	30.74	25.43
741 - 760	50	7,401,402.58	1.10	7.126	84.40	750	80.84	30.29	36.94
761 - 780	40	7,192,954.66	1.07	6.988	89.65	770	85.58	33.05	56.11
781 >=	28	4,267,063.26	0.63	7.222	62.62	798	79.41	42.45	32.40
Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	3,218	$498,815,627.54	74.21%	7.333%	80.69%	608	78.51%	54.22%	30.92%
PUD	383	65,561,069.35	9.75	7.405	85.16	605	79.57	57.37	29.01
2-4 Family	256	57,435,976.45	8.55	7.262	90.20	631	78.78	35.99	36.82
Condo	314	50,320,890.01	7.49	7.167	84.57	629	80.24	43.37	39.03
Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$131,521,477.05	$15,893,485.22	$357,388,138.98	$335,806.86	$0.00	$0.00	$505,138,908.11
Fixed Rate	12,801,289.68	9,663,225.24	5,362,165.29	88,100,589.80	0.00	0.00	115,927,270.01
3/27 ARM (Libor)	20,675,863.27	1,754,179.73	384,820.24	24,183,646.35	0.00	0.00	46,998,509.59
Balloon	113,741.59	0.00	0.00	3,402,540.12	0.00	0.00	3,516,281.71
5/25 ARM (Libor)	272,650.68	0.00	0.00	279,943.25	0.00	0.00	552,593.93
Total:	$165,385,022.27	$27,310,890.19	$363,135,124.51	$116,302,526.38	$0.00	$0.00	$672,133,563.35

Prepayment Penalty Term by Product Type (%)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	26.04%	3.15%	70.75%	0.07%	0.00%	0.00%	75.15%
Fixed Rate	11.04	8.34	4.63	76.00	0.00	0.00	17.25
3/27 ARM (Libor)	43.99	3.73	0.82	51.46	0.00	0.00	6.99
Balloon	3.23	0.00	0.00	96.77	0.00	0.00	0.52
5/25 ARM (Libor)	49.34	0.00	0.00	50.66	0.00	0.00	0.08
Total:	24.61%	4.06%	54.03%	17.30%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,361	$412,999,069.61	61.45%	7.133%	77.34%	611	77.07%	48.50%	31.47%
None	1,058	165,385,022.27	24.61	7.645	92.19	614	81.52	54.35	36.08
2% of UPB	202	28,654,193.53	4.26	7.396	89.27	626	79.45	58.08	22.50
5% 4% 3% 2% 1% of UPB	127	17,439,101.58	2.59	7.402	78.87	605	79.97	66.27	27.60
1% of UPB	143	14,971,854.52	2.23	7.957	82.88	599	84.71	68.83	30.30
Other	280	32,684,321.84	4.86	7.675	88.89	603	82.39	66.80	26.23
Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	2,447	$350,550,538.59	52.15%	7.209%	76.93%	594	79.49%	100.00%	31.14%
Stated	1,658	308,869,009.44	45.95	7.456	87.96	631	77.86	0.00	32.48
Limited	66	12,714,015.32	1.89	7.179	89.06	605	80.83	0.00	35.76
Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	1	$151,777.04	0.02%	7.575%	100.00%	676	95.00%	100.00%	100.00%
5.01 to 10.00	2	174,696.50	0.03	6.960	100.00	705	84.62	100.00	69.36
10.01 to 15.00	11	1,445,744.38	0.22	7.131	87.27	591	75.11	100.00	43.78
15.01 to 20.00	50	7,004,794.19	1.04	7.253	73.00	593	77.89	100.00	34.79
20.01 to 25.00	104	13,468,695.10	2.00	7.115	77.51	592	75.89	100.00	16.72
25.01 to 30.00	197	24,024,078.15	3.57	7.338	75.43	593	78.58	100.00	35.91
30.01 to 35.00	301	40,166,447.16	5.98	7.334	74.98	591	78.92	100.00	30.50
35.01 to 40.00	372	53,929,933.35	8.02	7.223	73.73	593	79.47	100.00	32.13
40.01 to 45.00	514	73,067,202.20	10.87	7.301	78.53	594	81.05	100.00	34.76
45.01 to 50.00	727	108,859,373.20	16.20	7.133	78.32	600	81.91	100.00	33.19
50.01 to 55.00	165	27,504,929.75	4.09	7.025	78.03	581	70.33	100.00	13.97
55.01 to 60.00	3	752,867.57	0.11	5.699	59.31	625	58.03	100.00	0.00
Subtotal (Full Doc):	2,447	$350,550,538.59	52.15%	7.209%	76.93%	594	79.49%	100.00%	31.14%

Non-Full Doc Loans:
5.01 to 10.00	3	$187,291.85	0.03%	7.870%	27.36%	672	75.44%	0.00%	27.36%
10.01 to 15.00	26	4,233,903.93	0.63	7.456	84.79	624	70.82	0.00	35.12
15.01 to 20.00	63	9,658,477.10	1.44	7.973	88.97	638	78.41	0.00	37.08
20.01 to 25.00	58	8,324,715.50	1.24	7.636	87.42	625	72.75	0.00	30.40
25.01 to 30.00	129	19,455,893.50	2.89	7.399	91.13	623	74.45	0.00	22.15
30.01 to 35.00	210	35,912,344.45	5.34	7.393	89.81	632	76.92	0.00	27.28
35.01 to 40.00	295	59,101,519.62	8.79	7.283	86.56	633	76.57	0.00	30.18
40.01 to 45.00	393	74,329,708.57	11.06	7.431	88.90	630	78.48	0.00	34.25
45.01 to 50.00	503	100,967,437.18	15.02	7.535	87.99	628	80.59	0.00	36.84
50.01 to 55.00	43	9,218,469.57	1.37	7.147	78.37	619	73.27	0.00	26.18
55.01 to 60.00	1	193,263.49	0.03	8.475	100.00	708	90.00	0.00	100.00
Subtotal (Non-Full Doc):	1,724	$321,583,024.76	47.85%	7.445%	88.00%	630	77.98%	0.00%	32.61%

Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	42	$11,002,489.16	1.64%	5.416%	100.00%	667	73.45%	68.77%	24.85%
5.501 to 6.000	179	38,200,098.81	5.68	5.852	100.00	639	73.90	67.56	21.60
6.001 to 6.500	344	68,573,356.78	10.20	6.315	100.00	635	76.67	56.58	27.69
6.501 to 7.000	567	111,981,287.97	16.66	6.806	100.00	619	78.39	48.07	34.84
7.001 to 7.500	539	97,523,438.89	14.51	7.299	100.00	608	80.23	42.68	37.34
7.501 to 8.000	571	95,796,753.70	14.25	7.795	100.00	596	81.17	45.13	39.78
8.001 to 8.500	387	57,060,576.63	8.49	8.260	100.00	589	82.27	46.91	39.82
8.501 to 9.000	350	46,409,653.81	6.90	8.759	100.00	570	82.30	51.75	26.34
9.001 to 9.500	124	15,266,801.38	2.27	9.244	100.00	574	83.25	34.25	32.37
9.501 to 10.000	52	6,803,840.09	1.01	9.725	100.00	600	84.57	25.39	31.04
10.001 to 10.500	16	1,721,702.36	0.26	10.390	100.00	539	75.40	24.15	0.00
10.501 to 11.000	15	1,901,470.89	0.28	10.744	100.00	540	76.17	35.82	8.72
Greater than 11.000	3	448,541.16	0.07	11.425	100.00	506	71.94	0.00	0.00
Subtotal (ARM Loans):	3,189	$552,690,011.63	82.23%	7.355%	100.00%	608	79.49%	48.80%	33.60%

Fixed Rate Loans:
Less than 5.501	2	$388,547.99	0.06%	5.500%	0.00%	669	44.05%	100.00%	0.00%
5.501 to 6.000	111	21,888,903.49	3.26	5.985	0.00	652	68.97	69.46	12.57
6.001 to 6.500	121	22,988,405.14	3.42	6.311	0.00	643	70.45	64.83	19.37
6.501 to 7.000	154	26,843,045.96	3.99	6.793	0.00	626	73.58	66.41	27.05
7.001 to 7.500	104	13,814,094.68	2.06	7.284	0.00	607	77.19	69.48	35.28
7.501 to 8.000	90	11,731,560.83	1.75	7.785	0.00	593	76.82	63.36	30.50
8.001 to 8.500	68	6,030,483.61	0.90	8.274	0.00	595	79.97	74.25	39.42
8.501 to 9.000	64	4,988,169.78	0.74	8.752	0.00	595	83.53	78.98	42.67
9.001 to 9.500	46	2,408,363.85	0.36	9.317	0.00	598	89.62	89.68	22.81
9.501 to 10.000	78	3,070,606.71	0.46	9.799	0.00	634	93.43	59.48	12.13
10.001 to 10.500	51	2,024,695.28	0.30	10.292	0.00	632	96.13	64.57	0.00
10.501 to 11.000	40	1,333,753.81	0.20	10.781	0.00	637	99.83	55.67	0.00
Greater than 11.000	53	1,932,920.59	0.29	11.457	0.00	607	98.09	54.62	0.00
Subtotal (Fixed Rate):	982	$119,443,551.72	17.77%	7.166%	0.00%	625	75.42%	67.70%	23.73%

Total:	4,171	$672,133,563.35	100.00%	7.322%	82.23%	611	78.77%	52.15%	31.84%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.501 - 4.000	24	$3,137,562.00	0.57%	7.093%	100.00%	620	80.76%	58.74%	26.68%
4.001 - 4.500	7	1,461,389.42	0.26	7.729	100.00	622	83.03	38.32	49.31
4.501 - 5.000	259	38,738,771.09	7.01	7.452	100.00	609	79.22	52.06	31.22
5.001 - 5.500	185	46,301,989.73	8.38	6.907	100.00	622	75.61	7.95	33.98
5.501 - 6.000	2,115	360,051,300.31	65.15	7.280	100.00	612	81.45	56.42	39.56
6.001 - 6.500	415	71,760,778.33	12.98	7.664	100.00	599	77.03	27.43	17.68
6.501 - 7.000	134	22,798,314.99	4.12	7.979	100.00	555	68.77	62.16	3.39
7.001 - 7.500	45	7,443,415.13	1.35	8.275	100.00	564	65.96	77.72	0.00
7.501 - 8.000	1	144,108.34	0.03	8.000	100.00	586	85.00	100.00	100.00
8.001 - 8.500	2	299,826.56	0.05	8.537	100.00	525	84.10	100.00	83.35
8.501 - 9.000	2	552,555.73	0.10	8.980	100.00	571	69.25	40.40	0.00
Total:	3,189	$552,690,011.63	100.00%	7.355%	100.00%	608	79.49%	48.80%	33.60%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	28	$4,506,077.98	0.82%	7.640%	100.00%	614	85.05%	63.68%	34.91%
1.500	2,692	436,631,749.16	79.00	7.413	100.00	600	79.66	60.43	32.76
2.000	202	48,975,949.95	8.86	7.156	100.00	631	77.88	1.86	36.58
3.000	267	62,576,234.54	11.32	7.091	100.00	647	79.17	3.28	36.99
Total:	3,189	$552,690,011.63	100.00%	7.355%	100.00%	608	79.49%	48.80%	33.60%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	497	$116,058,262.47	21.00%	7.140%	100.00%	639	78.85%	5.02%	36.74%
1.500	2,692	436,631,749.16	79.00	7.413	100.00	600	79.66	60.43	32.76
Total:	3,189	$552,690,011.63	100.00%	7.355%	100.00%	608	79.49%	48.80%	33.60%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gr oss Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.501 - 12.000	1	$266,923.11	0.05%	5.850%	100.00%	549	85.00%	100.00%	100.00%
12.001 - 12.500	45	11,643,558.04	2.11	5.470	100.00	665	73.99	70.49	24.99
12.501 - 13.000	181	38,471,729.27	6.96	5.864	100.00	640	74.07	67.79	21.72
13.001 - 13.500	345	68,478,986.52	12.39	6.322	100.00	635	76.65	56.00	27.86
13.501 - 14.000	571	112,330,723.36	20.32	6.813	100.00	619	78.32	47.76	34.40
14.001 - 14.500	540	97,768,604.21	17.69	7.307	100.00	608	80.27	42.76	37.32
14.501 - 15.000	567	95,519,408.77	17.28	7.801	100.00	596	81.26	45.35	39.89
15.001 - 15.500	383	56,325,178.57	10.19	8.260	100.00	589	82.19	46.96	39.75
15.501 - 16.000	347	45,799,009.78	8.29	8.759	100.00	570	82.19	51.48	26.70
16.001 - 16.500	123	15,210,335.50	2.75	9.243	100.00	574	83.31	34.01	32.49
16.501 - 17.000	53	6,969,711.08	1.26	9.746	100.00	601	84.94	24.78	32.68
17.001 - 17.500	16	1,721,702.36	0.31	10.390	100.00	539	75.40	24.15	0.00
17.501 - 18.000	14	1,735,599.90	0.31	10.756	100.00	531	73.89	39.24	0.00
18.001 - 18.500	2	227,291.16	0.04	11.206	100.00	510	68.97	0.00	0.00
18.501 - 19.000	1	221,250.00	0.04	11.650	100.00	502	75.00	0.00	0.00
Total:	3,189	$552,690,011.63	100.00%	7.355%	100.00%	608	79.49%	48.80%	33.60%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	7	$2,022,609.23	0.37%	5.391%	100.00%	629	66.10%	84.18%	0.00%
5.501 - 6.000	200	43,805,589.87	7.93	5.771	100.00	648	74.42	67.99	25.08
6.001 - 6.500	350	70,338,347.74	12.73	6.291	100.00	635	76.82	55.55	27.00
6.501 - 7.000	568	112,445,835.45	20.35	6.801	100.00	619	78.35	48.28	34.70
7.001 - 7.500	546	98,668,289.32	17.85	7.288	100.00	608	79.89	43.34	36.91
7.501 - 8.000	570	95,467,429.19	17.27	7.794	100.00	596	81.22	45.29	39.91
8.001 - 8.500	387	57,060,576.63	10.32	8.260	100.00	589	82.27	46.91	39.82
8.501 - 9.000	351	46,738,978.32	8.46	8.753	100.00	570	82.18	51.38	26.16
9.001 - 9.500	124	15,266,801.38	2.76	9.244	100.00	574	83.25	34.25	32.37
9.501 - 10.000	52	6,803,840.09	1.23	9.725	100.00	600	84.57	25.39	31.04
10.001 - 10.500	16	1,721,702.36	0.31	10.390	100.00	539	75.40	24.15	0.00
10.501 - 11.000	15	1,901,470.89	0.34	10.744	100.00	540	76.17	35.82	8.72
11.001 - 11.500	2	227,291.16	0.04	11.206	100.00	510	68.97	0.00	0.00
11.501 - 12.000	1	221,250.00	0.04	11.650	100.00	502	75.00	0.00	0.00
Total:	3,189	$552,690,011.63	100.00%	7.355%	100.00%	608	79.49%	48.80%	33.60%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
13 - 24	2,889	$505,138,908.11	91.40%	7.390%	100.00%	606	79.37%	48.30%	33.63%
25 - 36	298	46,998,509.59	8.50	6.989	100.00	633	80.72	54.68	32.50
37 >=	2	552,593.93	0.10	7.222	100.00	709	90.07	0.00	100.00
Total:	3,189	$552,690,011.63	100.00%	7.355%	100.00%	608	79.49%	48.80%	33.60%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$2,383,175,000 (Approximate)

STRUCTURED ASSET INVESTMENT LOAN TRUST,

SERIES 2005-9

SENIOR/SUBORDINATE CERTIFICATES

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov.  Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum.  In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

To 10% Call
Class	Approximate Size ($)(1)	Benchmark	Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E (3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
A1(4)	560,559,000	1M LIBOR	2.12	1-78	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A2(5)	214,945,000	1M LIBOR	1.51	1-59	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A3(5)(6)(7)	187,493,000	1M LIBOR	6.17	59-78	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A4(6)	712,240,000	1M LIBOR	0.88	1-23	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A5(6)	322,319,000	1M LIBOR	3.00	23-61	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
M1	83,830,000	1M LIBOR	4.61	43-78	13.10%	TBD	11/25/2035	AA+/Aa1/AA+
M2	63,472,000	1M LIBOR	4.53	41-78	10.45%	TBD	11/25/2035	AA/Aa2/AA
M3	52,693,000	1M LIBOR	4.48	40-78	8.25%	TBD	11/25/2035	AA-/Aa3/AA-
M4	29,938,000	1M LIBOR	4.45	39-78	7.00%	TBD	11/25/2035	A+/A1/A+
M5	28,742,000	1M LIBOR	4.43	39-78	5.80%	TBD	11/25/2035	A/A2/A
M6	27,544,000	1M LIBOR	4.41	38-78	4.65%	TBD	11/25/2035	A-/A3/A-
M7	17,964,000	1M LIBOR	4.40	38-78	3.90%	TBD	11/25/2035	BBB+/Baa1/BBB+
M8	23,952,000	1M LIBOR	4.40	38-78	2.90%	TBD	11/25/2035	BBB/Baa2/BBB
M9	23,952,000	1M LIBOR	4.31	37-78	1.90%	TBD	11/25/2035	BBB-/Baa3/BBB-
B1	17,964,000	1M LIBOR	3.98	37-68	1.15%	TBD	11/25/2035	BBB-/NR/BBB-
B2	15,568,000	1M LIBOR	3.29	37-51	0.50%	TBD	11/25/2035	[BB]/NR/NR

To Maturity
Class	Approximate Size ($)(1)	Benchmark	Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E (3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
A1(4)	560,559,000	1M LIBOR	2.30	1-168	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A2(5)	214,945,000	1M LIBOR	1.51	1-59	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A3(5)(6)(7)	187,493,000	1M LIBOR	7.65	59-173	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A4(6)	712,240,000	1M LIBOR	0.88	1-23	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A5(6)	322,319,000	1M LIBOR	3.00	23-61	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
M1	83,830,000	1M LIBOR	5.04	43-138	13.10%	TBD	11/25/2035	AA+/Aa1/AA+
M2	63,472,000	1M LIBOR	4.93	41-130	10.45%	TBD	11/25/2035	AA/Aa2/AA
M3	52,693,000	1M LIBOR	4.85	40-123	8.25%	TBD	11/25/2035	AA-/Aa3/AA-
M4	29,938,000	1M LIBOR	4.79	39-115	7.00%	TBD	11/25/2035	A+/A1/A+
M5	28,742,000	1M LIBOR	4.74	39-110	5.80%	TBD	11/25/2035	A/A2/A
M6	27,544,000	1M LIBOR	4.67	38-104	4.65%	TBD	11/25/2035	A-/A3/A-
M7	17,964,000	1M LIBOR	4.60	38-97	3.90%	TBD	11/25/2035	BBB+/Baa1/BBB+
M8	23,952,000	1M LIBOR	4.52	38-91	2.90%	TBD	11/25/2035	BBB/Baa2/BBB
M9	23,952,000	1M LIBOR	4.32	37-81	1.90%	TBD	11/25/2035	BBB-/Baa3/BBB-
B1	17,964,000	1M LIBOR	3.98	37-68	1.15%	TBD	11/25/2035	BBB-/NR/BBB-
B2	15,568,000	1M LIBOR	3.29	37-51	0.50%	TBD	11/25/2035	[BB]/NR/NR

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed equal to 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2 Certificates and A3(1) Component are the Senior Certificates of Group 2.  The A3(1) Component will have an approximate component balance of $34,035,000.

(6)

The Class A4 and A5 Certificates and A3(2) Component are the Senior Certificates of Group 3.  The A3(2) Component will have an approximate component balance of $153,458,000.

(7)

The Class A3 Certificates are Component Certificates, made up of one component from each of Group 2 and Group 3.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2 and Group 3 in proportion to the aggregate collateral balance of each group and then from the unrelated groups, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

To pay concurrently, to the Senior Certificates and Components:

(a)

All principal from Group 1 will be paid to the Class A1 Certificates, until reduced to zero;

(b)

All principal from Group 2 will be paid to the Class A2 Certificates and the A3(1) Component, sequentially and in that order, until reduced to zero;

(c)

All principal from Group 3 will be paid to the Class A4 and Class A5 Certificates and A3(2) Component, sequentially and in that order, until reduced to zero;

2)

If the Senior Certificates and Component related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Component of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates and Component related to each Group, to be paid as described above, until all the Senior Certificates and Components have been reduced to zero; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the Senior Certificates and Components, to be paid as described in (I)(1) above; provided, however, that principal will only be allocated to the Senior Certificates and Components in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates and Component related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Component of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates and Component related to each Group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the earlier of (x) the Distribution Date in which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 33.20% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A4, A5, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates (the “LIBOR Certificates”) and the A3(1) and A3(2) Components will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the applicable Net Funds Cap (as defined herein).  The Interest Rate for the Class A3 Certificates will be equal to the weighted average of the Interest Rates on the A3(1) and A3(2) Components, weighted on the basis of their related Component Principal Amounts for such Distribution Date.  Interest for the LIBOR Certificates and Components will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates and Components for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on October 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1, Group 2 and Group 3 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, in an amount proportionate to the aggregate collateral balance of the unrelated Groups, to the extent not paid above;

(4)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(5)

To pay Current Interest and Carryforward Interest to the Class A2 Certificates and A3(1) Component from Group 2 Interest, on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Class A4 and Class A5 Certificates and A3(2) Component from Group 3 Interest, on a pro rata basis;

(7)

To pay Current Interest and Carryforward Interest to the Senior Certificates and Components, on a pro rata basis, to the extent not paid above;

(8)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order;

(9)

To pay the Credit Risk Manager Fee;

(10)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(11)

Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts;

(13)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates and Components, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(15)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Notional Balance ($)	Rate of Payment by Trust (%)	Month	Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	412,394,000	4.77
2	2,310,246,000	4.30	32	385,648,000	4.77
3	2,239,537,000	4.43	33	363,816,000	4.78
4	2,170,982,000	4.51	34	345,956,000	4.79
5	2,104,513,000	4.58	35	328,971,000	4.79
6	2,040,068,000	4.63	36	312,827,000	4.80
7	1,977,586,000	4.67	37	297,473,000	4.80
8	1,917,006,000	4.70	38	282,873,000	4.81
9	1,858,271,000	4.71	39	268,987,000	4.81
10	1,801,325,000	4.72	40	255,782,000	4.82
11	1,746,112,000	4.74	41	243,225,000	4.82
12	1,692,581,000	4.74	42	231,283,000	4.83
13	1,628,703,000	4.74	43	219,927,000	4.83
14	1,565,215,000	4.77	44	209,126,000	4.84
15	1,502,239,000	4.74	45	198,857,000	4.85
16	1,439,890,000	4.71	46	189,090,000	4.86
17	1,378,282,000	4.71	47	179,802,000	4.86
18	1,317,520,000	4.71	48	170,970,000	4.87
19	1,257,706,000	4.71	49	162,571,000	4.88
20	1,198,936,000	4.70	50	154,583,000	4.89
21	1,141,299,000	4.70	51	146,987,000	4.90
22	1,084,876,000	4.70	52	139,765,000	4.91
23	1,029,745,000	4.70	53	132,897,000	4.91
24	975,976,000	4.72	54	126,365,000	4.92
25	790,688,000	4.73	55	120,154,000	4.92
26	691,108,000	4.74	56	114,247,000	4.93
27	604,066,000	4.74	57	108,631,000	4.93
28	537,895,000	4.75	58	103,288,000	4.93
29	486,303,000	4.76	59	98,205,000	4.93
30	445,342,000	4.76	60	93,357,000	4.93

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Senior Certificates and Components on a pro rata basis, to the extent unpaid;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, to the extent unpaid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target*;

(6)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts, to the extent unpaid *;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates and Components, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (5) and (6) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates and Components for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class or Component for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class or Component on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates and Components for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Component Principal Amount of that Class or Component.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the three groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates and Component related to any two Groups have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC Mortgage (52.75%), New Century Capital Corp. (39.34%), Argent (2.63%) and Aurora (2.35%) and as of the Closing Date are serviced by Option One (52.74%), New Century (39.34%), GMAC (2.67%), Aurora (2.33%), Wells Fargo (1.27%), HomEq (1.11%), Ocwen (0.34%) and JPMorgan Chase (0.20%).

All of the Mortgage Loans serviced by Option One and New Century will be subject to servicing transfers.  Approximately 2.05% of the Mortgage Loans serviced by Option One will transfer to JPMorgan Chase on or about November 1, 2005.  Approximately 58.87% and 39.08% of the Mortgage Loans serviced by Option One will transfer to JPMorgan Chase and Wells Fargo, respectively on or about December 1, 2005.  Approximately 0.11% and 99.89% of the Mortgage Loans serviced by New Century will transfer to Wells Fargo on or about November 1, 2005 and December 1, 2005, respectively.

Mortgage Loans serviced by Aurora, HomEq, Ocwen and JPMorgan Chase will be serviced with a mid-month prepayment period for the purpose of accounting for collections of prepayments 0n full in the related mortgage loans.  Mortgage Loans serviced by Option One, New Century, GMAC and Wells Fargo will be serviced with a calendar month prepayment period for the purpose of accounting for collections of prepayments in full or in part on the related mortgage loans.

Mortgage Insurance

Approximately 81.09% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, PMI and RMIC.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The Clayton Fixed Income Securities (“CFISI”), formerly known as The Murrayhill Company, will act as a credit risk manager on behalf of the Trust.  CFISI’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of CFISI’s monthly activities:

·

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

·

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

·

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution, to the extent that (a) the amount of interest payable to a Class of LIBOR Certificates or Components, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class or Component will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.

The “Unpaid Basis Risk Shortfall” for any Class of LIBOR Certificates or Components on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class or Component for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates in inverse order of priority and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4 and A5 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and  each Class of Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4 and A5 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

The Class A1, A2, A3, A4 and A5 Certificates will have limited protection by means of the subordination of the Class M and Class B Certificates.  The Class A1, A2, A3, A4 and A5 Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  The Class B1 Certificates will be senior to the Class B2 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have each been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have each been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 43.50% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

November 2007 to October 2008

1.10% for the first month, plus an additional 1/12th of

1.40% for each month thereafter

November 2008 to October 2009

2.50% for the first month, plus an additional 1/12th of

1.25% for each month thereafter

November 2009 to October 2010

3.75% for the first month, plus an additional 1/12th of

0.75% for each month thereafter

November 2010 to October 2011

4.50% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

November 2011 and thereafter

4.75%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, the Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Eliza Chu	(212) 438-7317
Moody’s	Wioletta Francowicz	(212) 553-1019
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-9
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	Clayton Fixed Income Services Inc.
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in November 2005.
Cut-Off Date:	October 1, 2005
Pricing Date:	Week of October 24, 2005
Closing Date:	October 28, 2005
Settlement Date:	October 28, 2005
Delay Days:	0 day delay
Dated Date:	October 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Credit Risk Manager Fee:	0.011% of the loan principal balance annually.
Servicing Fee:	The servicing fee for the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Clearstream and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.41	2.66	2.12	1.70	1.34
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A2
Avg. Life (yrs)	2.49	1.93	1.51	1.19	1.01
Window (mos)	1-93	1-73	1-59	1-36	1-30
Expected Final Mat.	7/25/2013	11/25/2011	9/25/2010	10/25/2008	4/25/2008

Class A3
Avg. Life (yrs)	9.62	7.55	6.17	5.09	3.55
Window (mos)	93-121	73-95	59-78	36-65	30-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A4
Avg. Life (yrs)	1.38	1.08	0.88	0.74	0.63
Window (mos)	1-37	1-29	1-23	1-20	1-17
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	6/25/2007	3/25/2007

Class A5
Avg. Life (yrs)	5.08	3.91	3.00	2.24	1.90
Window (mos)	37-96	29-75	23-61	20-36	17-31
Expected Final Mat.	10/25/2013	1/25/2012	11/25/2010	10/25/2008	5/25/2008

Class M1
Avg. Life (yrs)	6.53	5.24	4.61	4.42	4.53
Window (mos)	37-121	40-95	43-78	46-65	52-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M2
Avg. Life (yrs)	6.53	5.22	4.53	4.21	4.19
Window (mos)	37-121	39-95	41-78	44-65	47-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M3
Avg. Life (yrs)	6.53	5.21	4.48	4.09	3.95
Window (mos)	37-121	38-95	40-78	42-65	44-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M4
Avg. Life (yrs)	6.53	5.20	4.45	4.02	3.83
Window (mos)	37-121	38-95	39-78	41-65	42-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M5
Avg. Life (yrs)	6.53	5.20	4.43	3.98	3.75
Window (mos)	37-121	38-95	39-78	40-65	41-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.53	5.19	4.41	3.95	3.69
Window (mos)	37-121	37-95	38-78	39-65	40-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M7
Avg. Life (yrs)	6.53	5.18	4.40	3.93	3.65
Window (mos)	37-121	37-95	38-78	39-65	39-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M8
Avg. Life (yrs)	6.53	5.18	4.40	3.89	3.61
Window (mos)	37-121	37-95	38-78	38-65	39-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M9
Avg. Life (yrs)	6.44	5.12	4.31	3.83	3.52
Window (mos)	37-121	37-95	37-78	37-65	38-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class B1
Avg. Life (yrs)	5.94	4.72	3.98	3.52	3.26
Window (mos)	37-106	37-83	37-68	37-56	37-48
Expected Final Mat.	8/25/2014	9/25/2012	6/25/2011	6/25/2010	10/25/2009

Class B2
Avg. Life (yrs)	4.62	3.73	3.29	3.11	3.08
Window (mos)	37-80	37-63	37-51	37-42	37-37
Expected Final Mat.	6/25/2012	1/25/2011	1/25/2010	4/25/2009	11/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.68	2.88	2.30	1.85	1.46
Window (mos)	1-251	1-204	1-168	1-141	1-119
Expected Final Mat.	9/25/2026	10/25/2022	10/25/2019	7/25/2017	9/25/2015

Class A2
Avg. Life (yrs)	2.49	1.93	1.51	1.19	1.01
Window (mos)	1-93	1-73	1-59	1-36	1-30
Expected Final Mat.	7/25/2013	11/25/2011	9/25/2010	10/25/2008	4/25/2008

Class A3
Avg. Life (yrs)	11.90	9.39	7.65	6.32	4.55
Window (mos)	93-260	73-210	59-173	36-145	30-123
Expected Final Mat.	6/25/2027	4/25/2023	3/25/2020	11/25/2017	1/25/2016

Class A4
Avg. Life (yrs)	1.38	1.08	0.88	0.74	0.63
Window (mos)	1-37	1-29	1-23	1-20	1-17
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	6/25/2007	3/25/2007

Class A5
Avg. Life (yrs)	5.08	3.91	3.00	2.24	1.90
Window (mos)	37-96	29-75	23-61	20-36	17-31
Expected Final Mat.	10/25/2013	1/25/2012	11/25/2010	10/25/2008	5/25/2008

Class M1
Avg. Life (yrs)	7.19	5.78	5.04	4.77	4.99
Window (mos)	37-211	40-169	43-138	46-115	52-98
Expected Final Mat.	5/25/2023	11/25/2019	4/25/2017	5/25/2015	12/25/2013

Class M2
Avg. Life (yrs)	7.15	5.72	4.93	4.54	4.48
Window (mos)	37-200	39-159	41-130	44-109	47-92
Expected Final Mat.	6/25/2022	1/25/2019	8/25/2016	11/25/2014	6/25/2013

Class M3
Avg. Life (yrs)	7.11	5.68	4.85	4.40	4.22
Window (mos)	37-189	38-151	40-123	42-103	44-87
Expected Final Mat.	7/25/2021	5/25/2018	1/25/2016	5/25/2014	1/25/2013

Class M4
Avg. Life (yrs)	7.06	5.63	4.79	4.31	4.07
Window (mos)	37-178	38-141	39-115	41-96	42-82
Expected Final Mat.	8/25/2020	7/25/2017	5/25/2015	10/25/2013	8/25/2012

Class M5
Avg. Life (yrs)	7.01	5.59	4.74	4.24	3.97
Window (mos)	37-171	38-135	39-110	40-92	41-78
Expected Final Mat.	1/25/2020	1/25/2017	12/25/2014	6/25/2013	4/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.94	5.52	4.67	4.16	3.87
Window (mos)	37-161	37-128	38-104	39-87	40-73
Expected Final Mat.	3/25/2019	6/25/2016	6/25/2014	1/25/2013	11/25/2011

Class M7
Avg. Life (yrs)	6.85	5.44	4.60	4.10	3.79
Window (mos)	37-151	37-119	38-97	39-81	39-68
Expected Final Mat.	5/25/2018	9/25/2015	11/25/2013	7/25/2012	6/25/2011

Class M8
Avg. Life (yrs)	6.72	5.34	4.52	3.99	3.69
Window (mos)	37-142	37-112	38-91	38-76	39-64
Expected Final Mat.	8/25/2017	2/25/2015	5/25/2013	2/25/2012	2/25/2011

Class M9
Avg. Life (yrs)	6.46	5.13	4.32	3.84	3.52
Window (mos)	37-127	37-100	37-81	37-68	38-57
Expected Final Mat.	5/25/2016	2/25/2014	7/25/2012	6/25/2011	7/25/2010

Class B1
Avg. Life (yrs)	5.94	4.72	3.98	3.52	3.26
Window (mos)	37-106	37-83	37-68	37-56	37-48
Expected Final Mat.	8/25/2014	9/25/2012	6/25/2011	6/25/2010	10/25/2009

Class B2
Avg. Life (yrs)	4.62	3.73	3.29	3.11	3.08
Window (mos)	37-80	37-63	37-51	37-42	37-37
Expected Final Mat.	6/25/2012	1/25/2011	1/25/2010	4/25/2009	11/25/2008

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates and Component of each group in proportion to the related Collateral Group Balance.

Period	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 2 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.46344	6.23684	40	15.27805	15.23528
2	22.28652	22.05242	41	17.73748	17.44488
3	21.42921	21.20272	42	15.91763	15.65391
4	21.33904	21.11261	43	16.34695	16.07476
5	23.53628	23.28565	44	15.72045	15.45736
6	21.19738	20.97106	45	16.14417	15.87263
7	21.85070	21.61689	46	15.52829	15.51569
8	21.10390	20.87769	47	16.28332	16.01604
9	21.78381	21.55012	48	16.73173	16.45618
10	21.05831	20.83221	49	16.10257	15.83627
11	21.02594	20.79991	50	16.54880	16.27400
12	21.71307	21.47956	51	15.92919	15.66363
13	20.89319	20.66728	52	15.84523	15.61393
14	21.41915	21.18577	53	17.89733	17.41231
15	20.60229	20.37650	54	16.08475	15.64727
16	20.45895	20.23322	55	16.54195	16.09025
17	22.44334	22.19350	56	15.93102	15.49425
18	20.06793	19.84233	57	16.40427	15.93759
19	20.51071	20.27765	58	15.80317	15.37462
20	19.62404	19.39857	59	15.79329	15.34956
21	20.02199	19.78906	60	16.24794	15.79072
22	19.11474	19.21603	61	12.35571	11.91349
23	20.83901	20.25014	62	12.76795	12.31127
24	21.22101	20.61270	63	12.36444	11.91576
25	18.53683	17.94833	64	12.36482	11.91641
26	18.11606	17.50813	65	13.71706	13.20715
27	16.63209	16.04396	66	12.38998	11.93016
28	15.95498	15.67963	67	12.80338	12.32850
29	17.34150	16.83019	68	12.39076	11.93146
30	15.83036	15.35225	69	12.81242	12.33088
31	16.04306	15.54923	70	12.39950	11.93377
32	15.29790	14.82021	71	12.39990	11.93679
33	15.63032	15.13693	72	12.81364	12.33560
34	15.00480	14.87495	73	12.40069	11.93834
35	15.83093	15.43971	74	12.81446	12.33698
36	16.23812	15.83464	75	12.40945	11.94067
37	15.60364	15.21343	76	12.40985	11.94135
38	16.00811	15.60516	77	13.26614	12.76814
39	15.38550	14.99581	78	12.41067	11.94529

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	1.96%	31	3.73%
2	1.83%	32	3.55%
3	1.54%	33	3.71%
4	1.46%	34	3.61%
5	1.87%	35	3.74%
6	1.32%	36	3.90%
7	1.44%	37	3.72%
8	1.24%	38	3.94%
9	1.39%	39	3.79%
10	1.21%	40	3.84%
11	1.18%	41	4.41%
12	1.35%	42	3.90%
13	1.17%	43	4.08%
14	1.31%	44	3.90%
15	1.16%	45	4.08%
16	1.19%	46	3.93%
17	1.69%	47	3.96%
18	1.18%	48	4.13%
19	1.34%	49	3.95%
20	1.18%	50	4.12%
21	1.34%	51	3.94%
22	1.50%	52	3.95%
23	2.83%	53	4.50%
24	2.98%	54	3.98%
25	2.80%	55	4.15%
26	2.97%	56	3.97%
27	2.79%	57	4.15%
28	3.10%	58	3.99%
29	3.92%	59	4.02%
30	3.57%	60	4.19%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

SAIL 2005-9 Collateral Summary – Aggregate

Total Number of Loans	12,415	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$2,395,151,292	Yes	34.3%
Average Loan Principal Balance	$192,924	No	65.7%
Fixed Rate	15.5%
Adjustable Rate	84.5%	Primary Mortgage Insurance Coverage
Prepayment Penalty	69.8%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.3%	Yes	81.1%
Weighted Average Margin	5.8%	No	18.9%
Weighted Average Initial Periodic Cap	2.2%
Weighted Average Periodic Cap	1.2%	Lien Position
Weighted Average Maximum Rate	14.1%	First	95.4%
Weighted Average Floor	7.2%	Second	4.6%
Weighted Average Original Term (mo.)	357
Weighted Average Remaining Term (mo.)	355	Loan Purpose
Weighted Average Loan Age (mo.)	2	Cash Out Refinance	52.8%
Weighted Average Combined LTV	82.1%	Purchase	41.8%
Weighted Average Effective Combined LTV	71.7%	Rate/Term Refinance	5.1%
Weighted Average Full Combined LTV	86.9%	Debt Consolidation	0.3%
% of Loans with Junior Liens	24.9%	Home Improvement	0.0%
Non-Zero Weighted Average FlCO	628
Non-Zero Weighted Average DTI	41 .1%	Geographic Distribution
% I0 Loans	27.9%	(Other states account individually for less than 3% of the Statistical Cut-off Date principal balance)

Product Type		CA	42.6%
2/28 ARM (Libor)	77.7%	FL	7.4%
Fixed Rate	13.1%	IL	6.7%
3/27 ARM (Libor)	6.5%	NY	5.9%
Balloon	2.4%	AZ	4.1%
Other	0.4%	NJ	3.3%
Documentation Type		Occupancy Status
Full	52.8%	Primary Home	90.3%
Stated	43.6%	Investment	8.9%
Limited	3.6%	Second Home	0.9%
No Documentation	0.0%

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	6,297	$1,275,467,522.33	53.25%	7.474%	100.00%	611	81.81%	53.29%	38.96%
2/18 ARM (Libor)	1	176,213.30	0.01	6.450	100.00	535	80.00	100.00	0.00
3/27 ARM (Libor)	447	80,342,150.14	3.35	7.081	100.00	629	81.65	59.51	39.87
5/25 ARM (Libor)	45	8,259,914.52	0.34	7.027	100.00	639	78.83	56.24	38.91
Balloon	440	57,265,691.01	2.39	8.333	0.00	650	86.41	51.85	26.07
Fixed Rate	2,968	306,383,250.25	12.79	7.941	0.00	642	82.69	60.92	22.25
Subtotal (Non-IO):	10,198	$1,727,894,741.55	72.14%	7.565%	78.95%	619	82.10%	54.90%	35.61%

Interest-Only Loans:
2/28 ARM (Libor)	1,923	$585,833,861.98	24.46%	6.720%	100.00%	654	82.33%	45.69%	30.44%
3/27 ARM (Libor)	270	74,513,438.73	3.11	6.581	100.00	648	81.56	57.31	34.97
Fixed Rate	24	6,909,250.04	0.29	6.520	0.00	694	77.34	94.85	41.63
Subtotal (IO Loans):	2,217	$667,256,550.75	27.86%	6.702%	98.96%	653	82.19%	47.50%	31.06%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	496	$159,133,349.84	23.85%	6.635%	100.00%	650	82.76%	47.55%	31.31%
36	51	10,823,150.99	1.62	6.793	100.00	652	83.05	59.03	30.57
60	1,665	496,465,809.92	74.40	6.720	98.65	655	81.99	47.20	30.96
120	5	834,240.00	0.13	7.426	75.93	675	83.63	63.46	45.11
Total:	2,217	$667,256,550.75	100.00%	6.702%	98.96%	653	82.19%	47.50%	31.06%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,394	$48,422,669.00	2.02%	10.394%	12.12%	649	96.75%	48.17%	4.44%
50,000.01 - 100,000.00	2,277	170,395,376.70	7.11	8.773	56.77	623	86.48	57.58	18.37
100,000.01 - 150,000.00	2,146	269,073,707.01	11.23	7.738	79.64	616	80.83	61.76	25.63
150,000.01 - 200,000.00	1,733	302,917,159.68	12.65	7.325	87.99	619	80.22	60.84	32.11
200,000.01 - 250,000.00	1,277	286,631,565.83	11.97	7.251	89.26	620	79.94	54.36	34.04
250,000.01 - 300,000.00	1,179	323,586,113.20	13.51	7.068	87.92	629	80.77	49.59	37.39
300,000.01 - 350,000.00	720	233,042,051.06	9.73	7.056	89.01	629	82.04	44.72	40.60
350,000.01 - 400,000.00	607	226,737,046.73	9.47	6.943	90.58	636	82.55	43.72	38.59
400,000.01 - 450,000.00	406	172,922,434.87	7.22	6.919	91.87	636	83.36	47.90	42.89
450,000.01 - 500,000.00	285	135,544,638.99	5.66	6.898	93.39	640	83.27	42.92	45.69
500,000.01 - 550,000.00	182	95,551,893.97	3.99	6.864	90.66	641	83.61	53.41	43.64
550,000.01 - 600,000.00	119	68,788,354.59	2.87	6.894	90.85	637	83.29	55.20	40.37
600,000.01 - 650,000.00	43	26,966,325.63	1.13	6.382	83.79	662	81.50	69.70	39.51
650,000.01 >=	47	34,571,955.04	1.44	6.546	89.26	652	78.99	72.90	17.18
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%
2nd Lien	2,085	110,904,908.29	4.63	10.668	0.00	658	99.87	33.74	0.00
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	5,865	$1,265,046,316.28	52.82%	7.172%	83.18%	609	79.45%	60.64%	37.54%
Purchase	5,928	1,001,230,715.42	41.80	7.541	86.02	655	85.45	41.55	29.89
Rate/Term Refinance	599	121,786,973.91	5.08	7.159	85.49	612	82.17	64.32	35.38
Debt Consolidation	21	6,646,536.69	0.28	6.888	98.88	612	87.41	60.99	72.27
Home Improvement	2	440,750.00	0.02	6.067	100.00	671	90.00	17.36	100.00
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	11,061	$2,162,491,613.62	90.29%	7.255%	83.43%	625	81.61%	53.36%	30.92%
Investment	1,220	212,012,105.74	8.85	8.002	95.84	662	87.08	48.17	67.12
Second Home	134	20,647,572.94	0.86	7.628	83.73	669	85.53	45.81	56.09
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	397	$31,283,395.06	1.31%	9.776%	0.00%	635	90.34%	25.70%	3.90%
181 - 240	66	7,767,390.72	0.32	7.442	2.27	616	76.34	70.15	31.11
241 - 360	11,952	2,356,100,506.52	98.37	7.292	85.92	628	82.03	53.14	34.76
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	397	$31,283,395.06	1.31%	9.776%	0.00%	635	90.34%	25.70%	3.90%
181 - 240	66	7,767,390.72	0.32	7.442	2.27	616	76.34	70.15	31.11
241 - 360	11,952	2,356,100,506.52	98.37	7.292	85.92	628	82.03	53.14	34.76
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	3,665	$1,019,407,111.78	42.56%	6.932%	83.79%	633	80.50%	49.94%	33.96%
FL	1,251	177,395,380.01	7.41	7.708	78.81	615	81.93	52.99	35.02
IL	993	159,588,010.53	6.66	7.735	91.71	627	84.61	56.23	39.00
NY	538	141,531,195.74	5.91	7.375	82.24	638	82.80	39.31	40.85
AZ	630	97,538,360.24	4.07	7.590	84.89	628	83.21	54.72	35.89
NJ	349	79,213,563.55	3.31	7.494	96.18	624	82.74	43.78	43.47
MD	323	62,592,829.86	2.61	7.451	88.32	618	80.45	60.12	27.45
MN	317	50,942,705.40	2.13	7.501	91.76	637	84.99	55.54	33.40
MA	209	49,572,554.73	2.07	7.368	94.82	630	81.71	35.34	37.80
HI	167	48,563,587.63	2.03	6.940	65.29	649	80.39	53.44	35.59
Other	3,973	508,805,992.83	21.24	7.756	84.15	620	84.30	62.83	30.36
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	652	$115,434,790.15	4.82%	6.890%	68.55%	596	49.94%	55.21%	0.00%
60.01 to 70.00%	862	189,801,008.70	7.92	6.997	77.79	598	66.41	55.14	0.00
70.01 to 80.00%	4,225	964,731,652.66	40.28	6.913	90.65	635	78.93	48.74	0.00
80.01 to 85.00%
With MI:	932	223,364,861.23	9.33	7.184	86.47	609	84.39	57.52	100.00
Without MI:	370	61,881,824.11	2.58	8.036	98.46	554	84.67	64.40	0.00
85.01 to 90.00%
With MI:	1,543	373,551,559.26	15.60	7.282	90.32	641	89.66	49.65	100.00
Without MI:	440	76,344,055.59	3.19	7.859	96.93	594	89.58	64.86	0.00
90.01 to 95.00%
With MI:	817	193,458,413.19	8.08	7.526	91.50	658	94.80	68.32	100.00
Without MI:	246	41,136,564.34	1.72	7.856	97.48	612	94.70	77.24	0.00
95.01 to 100.00%
With MI:	155	32,138,325.21	1.34	8.137	90.11	687	99.95	46.98	100.00
Without MI:	88	12,403,329.57	0.52	8.424	94.70	641	99.64	57.99	0.00
Subtotal (First Lien):	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%

Second Lien Loans:
70.01 to 80.00%	2	$109,337.19	0.00%	9.788%	0.00%	668	75.96%	100.00%	0.00%
80.01 to 85.00%	1	49,925.85	0.00	9.100	0.00	714	81.19	100.00	0.00
85.01 to 90.00%	5	156,890.71	0.01	9.464	0.00	687	89.64	79.94	0.00
90.01 to 95.00%	26	1,332,628.96	0.06	10.362	0.00	649	94.24	35.73	0.00
95.01 to 100.00%	2,051	109,256,125.58	4.56	10.675	0.00	658	99.98	33.56	0.00
Subtotal (Second Lien):	2,085	$110,904,908.29	4.63%	10.668%	0.00%	658	99.87%	33.74%	0.00%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	4,099	$937,947,949.04	39.16%	7.290%	86.96%	633	84.93%	55.97%	87.69%
60.01 to 70.00%	862	189,801,008.70	7.92	6.997	77.79	598	66.41	55.14	0.00
70.01 to 80.00%	4,225	964,731,652.66	40.28	6.913	90.65	635	78.93	48.74	0.00
80.01 to 85.00%	370	61,881,824.11	2.58	8.036	98.46	554	84.67	64.40	0.00
85.01 to 90.00%	440	76,344,055.59	3.19	7.859	96.93	594	89.58	64.86	0.00
90.01 to 95.00%	246	41,136,564.34	1.72	7.856	97.48	612	94.70	77.24	0.00
95.01 to 100.00%	88	12,403,329.57	0.52	8.424	94.70	641	99.64	57.99	0.00
Subtotal (First Lien):	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%

Second Lien Loans:
70.01 to 80.00%	2	$109,337.19	0.00%	9.788%	0.00%	668	75.96%	100.00%	0.00%
80.01 to 85.00%	1	49,925.85	0.00	9.100	0.00	714	81.19	100.00	0.00
85.01 to 90.00%	5	156,890.71	0.01	9.464	0.00	687	89.64	79.94	0.00
90.01 to 95.00%	26	1,332,628.96	0.06	10.362	0.00	649	94.24	35.73	0.00
95.01 to 100.00%	2,051	109,256,125.58	4.56	10.675	0.00	658	99.98	33.56	0.00
Subtotal (Second Lien):	2,085	$110,904,908.29	4.63%	10.668%	0.00%	658	99.87%	33.74%	0.00%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

*Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	649	$114,735,137.01	4.79%	6.886%	68.35%	596	49.89%	55.51%	0.00%
60.01 to 70.00%	847	186,442,952.58	7.78	6.991	77.52	598	66.40	55.57	0.00
70.01 to 80.00%	1,820	404,695,415.61	16.90	7.146	83.50	599	77.50	59.19	0.00
80.01 to 85.00%
With MI:	898	215,399,515.03	8.99	7.185	86.16	607	84.38	57.92	100.00
Without MI:	321	57,201,353.79	2.39	7.994	98.47	555	84.18	63.45	0.00
85.01 to 90.00%
With MI:	1,493	364,827,084.46	15.23	7.265	90.22	641	89.65	49.59	100.00
Without MI:	419	75,050,399.91	3.13	7.820	96.41	596	89.18	64.53	0.00
90.01 to 95.00%
With MI:	834	196,447,127.03	8.20	7.536	91.44	657	94.64	67.84	100.00
Without MI:	361	62,348,507.83	2.60	7.662	95.04	615	90.01	67.88	0.00
95.01 to 100.00%
With MI:	222	45,839,432.37	1.91	7.940	91.95	679	96.42	48.61	100.00
Without MI:	2,466	561,259,458.39	23.43	6.789	96.08	659	80.43	41.53	0.00
Subtotal (First Lien):	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%

Second Lien Loans:
70.01 to 80.00%	2	$109,337.19	0.00%	9.788%	0.00%	668	75.96%	100.00%	0.00%
80.01 to 85.00%	1	49,925.85	0.00	9.100	0.00	714	81.19	100.00	0.00
85.01 to 90.00%	5	156,890.71	0.01	9.464	0.00	687	89.64	79.94	0.00
90.01 to 95.00%	26	1,332,628.96	0.06	10.362	0.00	649	94.24	35.73	0.00
95.01 to 100.00%	2,051	109,256,125.58	4.56	10.675	0.00	658	99.98	33.56	0.00
Subtotal (Second Lien):	2,085	$110,904,908.29	4.63%	10.668%	0.00%	658	99.87%	33.74%	0.00%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
440 - 499	14	$1,141,887.70	0.05%	8.102%	65.50%	486	78.16%	34.34%	0.00%
500 - 520	551	96,552,778.77	4.03	8.360	93.76	511	75.29	80.52	12.77
521 - 540	589	107,142,642.36	4.47	7.907	91.84	531	76.16	74.37	21.53
541 - 560	755	147,444,326.94	6.16	7.667	91.65	552	77.59	67.78	28.18
561 - 580	872	177,210,454.64	7.40	7.532	88.20	571	78.82	63.86	32.95
581 - 600	1,105	215,934,264.34	9.02	7.251	89.23	591	80.49	65.77	32.36
601 - 620	1,516	295,728,673.83	12.35	7.182	85.11	611	81.93	59.43	33.56
621 - 640	1,994	361,562,991.53	15.10	7.356	81.89	630	83.87	45.38	33.83
641 - 660	1,608	310,639,455.44	12.97	7.196	81.17	650	83.92	45.52	39.48
661 - 680	1,193	239,091,832.16	9.98	7.119	81.60	670	84.63	43.38	39.60
681 - 700	896	171,518,131.38	7.16	7.066	80.52	690	85.34	37.07	42.03
701 - 720	524	101,387,950.92	4.23	7.088	80.31	709	84.41	35.65	37.70
721 - 740	331	72,833,137.86	3.04	7.094	82.11	730	84.71	38.62	42.31
741 - 760	234	48,304,060.85	2.02	6.985	80.17	750	84.19	43.39	38.88
761 - 780	148	30,929,060.40	1.29	7.041	82.07	769	85.73	40.52	41.68
781 >=	85	17,729,643.18	0.74	7.067	69.50	794	81.95	35.63	31.63
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	9,082	$1,700,626,093.00	71.00%	7.308%	83.35%	625	81.74%	53.98%	33.11%
PUD	1,289	266,264,822.90	11.12	7.357	86.21	625	82.77	56.43	31.73
2-4 Family	966	241,224,225.69	10.07	7.447	90.50	646	83.14	44.14	42.52
Condo	1,078	187,036,150.71	7.81	7.273	85.15	643	83.42	48.53	38.72
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$561,213,216.40	$86,986,113.87	$1,208,226,416.91	$4,875,637.13	$0.00	$0.00	$1,861,301,384.31
Fixed Rate	90,884,376.91	19,184,753.53	16,893,429.86	186,329,939.99	0.00	0.00	313,292,500.29
3/27 ARM (Libor)	56,032,133.58	5,370,979.51	3,233,590.54	90,218,885.24	0.00	0.00	154,855,588.87
Balloon	13,601,397.16	980,417.21	2,792,065.39	39,891,811.25	0.00	0.00	57,265,691.01
5/25 ARM (Libor)	1,733,666.32	561,080.02	73,316.39	5,891,851.79	0.00	0.00	8,259,914.52
2/18 ARM (Libor)	0.00	0.00	176,213.30	0.00	0.00	0.00	176,213.30
Total:	$723,464,790.37	$113,083,344.14	$1,231,395,032.39	$327,208,125.40	$0.00	$0.00	$2,395,151,292.30

Prepayment Penalty Term by Product Type (%)

Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	30.15%	4.67%	64.91%	0.26%	0.00%	0.00%	77.71%
Fixed Rate	29.01	6.12	5.39	59.47	0.00	0.00	13.08
3/27 ARM (Libor)	36.18	3.47	2.09	58.26	0.00	0.00	6.47
Balloon	23.75	1.71	4.88	69.66	0.00	0.00	2.39
5/25 ARM (Libor)	20.99	6.79	0.89	71.33	0.00	0.00	0.34
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	30.21%	4.72%	51.41%	13.66%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	6,460	$1,468,059,451.67	61.29%	6.994%	83.66%	627	80.60%	54.06%	34.32%
None	4,517	723,464,790.37	30.21	7.930	85.56	635	84.91	47.07	35.16
2% of UPB	481	78,142,372.79	3.26	7.472	92.02	628	82.94	60.71	33.80
5% 4% 3% 2% 1% of UPB	158	23,619,868.06	0.99	7.432	73.59	607	79.77	59.15	24.77
1% of Orig. Bal.	225	22,989,958.80	0.96	7.905	89.71	608	87.62	73.11	37.73
Other	574	78,874,850.61	3.29	7.574	85.51	615	83.16	67.36	29.67
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	6,767	$1,265,559,605.00	52.84%	7.092%	82.39%	615	82.08%	100.00%	36.44%
Stated	5,229	1,043,669,618.31	43.57	7.594	87.28	644	82.09	0.00	32.45
Limited	417	85,100,597.02	3.55	7.481	82.51	635	83.25	0.00	26.65
No Documentation	2	821,471.97	0.03	6.252	100.00	602	78.17	0.00	0.00
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	10	$2,468,413.93	0.10%	6.993%	100.00%	670	86.73%	100.00%	57.37%
5.01 to 10.00	28	5,333,039.83	0.22	7.434	90.91	640	83.00	100.00	34.32
10.01 to 15.00	64	12,318,695.27	0.51	7.575	84.54	614	82.61	100.00	39.25
15.01 to 20.00	134	23,000,559.79	0.96	7.307	78.99	613	80.56	100.00	39.72
20.01 to 25.00	296	46,021,118.27	1.92	7.141	78.62	618	80.53	100.00	28.54
25.01 to 30.00	475	72,200,321.04	3.01	7.287	82.74	612	81.09	100.00	40.95
30.01 to 35.00	767	136,119,640.86	5.68	7.094	80.01	617	81.20	100.00	36.73
35.01 to 40.00	1,006	177,984,766.81	7.43	7.139	80.54	615	82.08	100.00	35.60
40.01 to 45.00	1,402	261,691,821.33	10.93	7.087	82.32	616	82.88	100.00	38.12
45.01 to 50.00	2,142	427,827,517.56	17.86	7.014	83.52	618	83.51	100.00	37.67
50.01 to 55.00	440	99,840,842.74	4.17	7.078	85.53	596	76.80	100.00	27.05
55.01 to 60.00	3	752,867.57	0.03	5.699	59.31	625	58.03	100.00	0.00
Subtotal (Full Doc):	6,767	$1,265,559,605.00	52.84%	7.092%	82.39%	615	82.08%	100.00%	36.44%

Non-Full Doc Loans:
Not Available	11	$2,721,844.47	0.11%	7.237%	94.93%	654	79.68%	0.00%	0.00%
0.01 to 5.00	1	48,054.92	0.00	11.600	0.00	665	100.00	0.00	0.00
5.01 to 10.00	11	1,434,924.73	0.06	8.686	68.53	693	92.06	0.00	63.11
10.01 to 15.00	40	6,206,878.36	0.26	7.649	82.23	628	74.12	0.00	32.68
15.01 to 20.00	88	13,142,273.72	0.55	8.020	87.72	643	81.07	0.00	40.29
20.01 to 25.00	171	28,262,961.47	1.18	7.553	88.75	643	78.78	0.00	32.93
25.01 to 30.00	337	50,750,130.40	2.12	7.663	88.26	640	80.44	0.00	32.42
30.01 to 35.00	575	101,893,907.65	4.25	7.580	88.44	643	81.36	0.00	32.09
35.01 to 40.00	984	192,928,319.97	8.05	7.578	84.51	645	81.48	0.00	31.94
40.01 to 45.00	1,428	282,218,525.05	11.78	7.561	87.45	644	82.46	0.00	30.56
45.01 to 50.00	1,862	410,561,876.78	17.14	7.601	87.46	644	83.29	0.00	32.59
50.01 to 55.00	138	39,039,254.48	1.63	7.368	83.67	636	80.08	0.00	32.66
55.01 to 60.00	2	382,735.30	0.02	8.178	50.50	714	85.05	0.00	50.50
Subtotal (Non-Full Doc):	5,648	$1,129,591,687.30	47.16%	7.585%	86.93%	643	82.18%	0.00%	31.98%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	156	$49,264,188.01	2.06%	5.389%	100.00%	674	76.64%	80.76%	23.54%
5.501 to 6.000	646	191,275,022.53	7.99	5.860	100.00	652	78.48	75.10	22.18
6.001 to 6.500	1,079	294,198,992.28	12.28	6.318	100.00	645	79.68	60.08	27.40
6.501 to 7.000	1,706	436,601,419.16	18.23	6.804	100.00	633	81.19	48.38	34.22
7.001 to 7.500	1,513	342,719,639.79	14.31	7.295	100.00	621	82.46	45.59	37.78
7.501 to 8.000	1,597	344,622,069.70	14.39	7.785	100.00	613	83.81	42.20	46.55
8.001 to 8.500	879	157,725,327.44	6.59	8.270	100.00	603	84.44	47.40	48.57
8.501 to 9.000	815	130,980,917.89	5.47	8.763	100.00	594	85.51	48.29	43.29
9.001 to 9.500	338	46,434,800.89	1.94	9.247	100.00	591	86.13	43.02	44.25
9.501 to 10.000	167	21,324,525.53	0.89	9.706	100.00	595	84.92	37.90	36.92
10.001 to 10.500	44	4,668,445.05	0.19	10.303	100.00	557	80.09	30.24	14.79
10.501 to 11.000	28	3,102,754.32	0.13	10.758	100.00	548	76.93	35.40	5.35
Greater than 11.000	15	1,674,998.41	0.07	11.476	100.00	525	70.65	59.41	0.00
Subtotal (ARM Loans):	8,983	$2,024,593,101.00	84.53%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Fixed Rate Loans:
Less than 5.501	3	$566,967.37	0.02%	5.343%	0.00%	633	57.16%	100.00%	0.00%
5.501 to 6.000	207	53,018,958.22	2.21	5.982	0.00	674	71.50	76.72	21.93
6.001 to 6.500	277	66,235,298.03	2.77	6.312	0.00	650	75.05	75.35	30.59
6.501 to 7.000	305	64,383,183.91	2.69	6.795	0.00	634	76.70	69.90	33.87
7.001 to 7.500	175	28,210,625.68	1.18	7.283	0.00	621	78.49	67.13	41.03
7.501 to 8.000	157	23,664,559.12	0.99	7.795	0.00	609	79.85	60.72	41.52
8.001 to 8.500	108	10,930,558.78	0.46	8.289	0.00	603	80.25	64.01	43.10
8.501 to 9.000	150	12,253,218.62	0.51	8.783	0.00	615	88.00	67.66	36.42
9.001 to 9.500	209	12,096,425.01	0.51	9.321	0.00	668	96.34	76.68	7.15
9.501 to 10.000	327	18,165,237.60	0.76	9.861	0.00	661	98.13	50.94	4.27
10.001 to 10.500	304	17,186,094.59	0.72	10.312	0.00	652	99.42	56.57	0.00
10.501 to 11.000	429	22,665,168.36	0.95	10.793	0.00	664	99.89	23.16	0.00
Greater than 11.000	781	41,181,896.01	1.72	11.595	0.00	636	99.72	11.31	0.15
Subtotal (Fixed Rate):	3,432	$370,558,191.30	15.47%	7.975%	0.00%	644	83.17%	60.15%	23.20%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	2	$466,895.28	0.02%	6.668%	100.00%	665	86.45%	43.33%	43.33%
3.001 - 3.500	1	168,747.60	0.01	6.500	100.00	654	90.00	100.00	100.00
3.501 - 4.000	63	10,879,820.70	0.54	7.078	100.00	656	81.35	36.06	21.71
4.001 - 4.500	90	15,755,077.07	0.78	7.764	100.00	624	85.30	65.18	41.21
4.501 - 5.000	760	142,110,127.48	7.02	7.508	100.00	623	82.24	52.78	35.32
5.001 - 5.500	1,377	373,544,821.20	18.45	6.920	100.00	620	81.70	56.56	45.75
5.501 - 6.000	4,785	1,077,718,756.60	53.23	7.128	100.00	634	83.52	54.64	41.70
6.001 - 6.500	1,380	307,023,493.05	15.16	7.375	100.00	622	78.93	28.24	13.90
6.501 - 7.000	374	71,348,229.85	3.52	7.983	100.00	563	71.86	70.28	12.26
7.001 - 7.500	70	13,727,266.61	0.68	8.121	100.00	568	72.71	74.36	8.90
7.501 - 8.000	43	7,001,200.56	0.35	8.703	100.00	587	86.04	46.10	40.31
8.001 - 8.500	19	2,018,198.37	0.10	9.015	100.00	577	89.20	63.19	53.43
8.501 - 9.000	18	2,708,988.25	0.13	9.297	100.00	563	84.11	47.02	9.16
9.001 - 9.500	1	121,478.38	0.01	9.440	100.00	528	74.15	100.00	0.00
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	36	$6,288,327.28	0.31%	7.501%	100.00%	624	83.94%	59.89%	28.23%
1.500	3,703	755,288,686.49	37.31	7.217	100.00	615	80.69	51.85	31.53
2.000	2,189	544,357,992.69	26.89	7.226	100.00	623	82.88	53.29	42.60
2.890	1	185,119.20	0.01	10.100	100.00	529	70.00	0.00	0.00
3.000	3,027	712,699,727.56	35.20	7.177	100.00	638	82.52	50.00	37.08
5.000	27	5,773,247.78	0.29	6.894	100.00	689	80.29	14.60	7.21
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	5,244	$1,264,283,079.81	62.45%	7.200%	100.00%	632	82.69%	51.16%	39.39%
1.500	3,734	758,897,671.37	37.48	7.217	100.00	615	80.67	52.09	31.41
2.000	5	1,412,349.82	0.07	6.133	100.00	631	79.84	38.96	14.32
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	2	$294,183.17	0.01%	6.536%	100.00%	647	90.23%	68.77%	68.77%
11.001 - 11.500	14	3,949,929.66	0.20	5.820	100.00	678	79.57	44.77	9.84
11.501 - 12.000	37	10,646,564.67	0.53	6.001	100.00	649	78.68	73.15	17.40
12.001 - 12.500	207	63,096,404.74	3.12	5.664	100.00	669	77.74	72.86	23.13
12.501 - 13.000	733	212,763,059.64	10.51	6.018	100.00	652	78.96	69.64	23.11
13.001 - 13.500	1,092	292,965,326.51	14.47	6.370	100.00	643	79.77	59.46	28.41
13.501 - 14.000	1,681	426,032,018.93	21.04	6.843	100.00	632	81.23	48.33	34.87
14.001 - 14.500	1,462	329,685,459.67	16.28	7.313	100.00	620	82.43	46.21	37.77
14.501 - 15.000	1,553	333,952,992.30	16.49	7.806	100.00	613	84.00	42.64	47.28
15.001 - 15.500	864	154,181,290.51	7.62	8.283	100.00	603	84.52	47.77	49.02
15.501 - 16.000	784	124,381,607.15	6.14	8.775	100.00	593	85.37	49.03	42.47
16.001 - 16.500	319	43,717,500.43	2.16	9.251	100.00	590	85.84	43.52	43.73
16.501 - 17.000	151	19,965,443.15	0.99	9.710	100.00	599	84.83	34.43	39.62
17.001 - 17.500	42	4,349,438.73	0.21	10.314	100.00	560	81.44	29.38	15.88
17.501 - 18.000	27	2,936,883.33	0.15	10.766	100.00	543	75.63	37.40	0.00
18.001 - 18.500	10	1,158,336.61	0.06	11.357	100.00	528	72.19	65.24	0.00
18.501 - 19.000	4	477,672.90	0.02	11.719	100.00	511	67.79	41.96	0.00
19.001 - 19.500	1	38,988.90	0.00	12.025	100.00	599	60.00	100.00	0.00
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	61	$18,788,838.21	0.93%	5.522%	100.00%	667	75.85%	81.56%	25.30%
5.501 - 6.000	707	211,759,671.84	10.46	5.795	100.00	655	78.59	76.86	24.00
6.001 - 6.500	1,104	301,794,551.55	14.91	6.298	100.00	646	79.70	59.16	26.56
6.501 - 7.000	1,712	437,928,514.89	21.63	6.802	100.00	633	81.11	48.60	33.96
7.001 - 7.500	1,521	344,748,819.60	17.03	7.291	100.00	621	82.32	46.00	37.60
7.501 - 8.000	1,594	344,053,856.69	16.99	7.786	100.00	613	83.83	42.21	46.62
8.001 - 8.500	879	157,725,327.44	7.79	8.270	100.00	603	84.44	47.40	48.57
8.501 - 9.000	814	130,812,762.39	6.46	8.761	100.00	594	85.42	48.36	42.96
9.001 - 9.500	337	46,210,035.08	2.28	9.247	100.00	591	86.21	42.74	44.46
9.501 - 10.000	167	21,324,525.53	1.05	9.706	100.00	595	84.92	37.90	36.92
10.001 - 10.500	44	4,668,445.05	0.23	10.303	100.00	557	80.09	30.24	14.79
10.501 - 11.000	28	3,102,754.32	0.15	10.758	100.00	548	76.93	35.40	5.35
11.001 - 11.500	10	1,158,336.61	0.06	11.357	100.00	528	72.19	65.24	0.00
11.501 - 12.000	4	477,672.90	0.02	11.719	100.00	511	67.79	41.96	0.00
12.001 - 12.500	1	38,988.90	0.00	12.025	100.00	599	60.00	100.00	0.00
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	26	$4,121,211.94	0.20%	6.822%	100.00%	619	83.30%	71.96%	61.02%
13 - 24	8,197	1,857,909,024.13	91.77	7.237	100.00	624	81.97	50.85	36.24
25 - 36	715	154,302,950.41	7.62	6.841	100.00	638	81.60	58.58	37.29
37 >=	45	8,259,914.52	0.41	7.027	100.00	639	78.83	56.24	38.91
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

SAIL 2005-9 Collateral Summary – Group 2

Total Number of Loans	2,014	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$298,537,310	Yes	40.1%
Average Loan Principal Balance	$148,231	No	59.9%
Fixed Rate	12.1%
Adjustable Rate	87.9%	Primary Mortgage Insurance Coverage
Prepayment Penalty	59.4%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.6%	Yes	86.6%
Weighted Average Margin	5.7%	No	13.4%
Weighted Average Initial Periodic Cap	2.6%
Weighted Average Periodic Cap	1.0%	Lien Position
Weighted Average Maximum Rate	14.4%	First	92.8%
Weighted Average Floor	7.4%	Second	7.2%
Weighted Average Original Term (mo.)	356
Weighted Average Remaining Term (mo.)	355	Loan Purpose
Weighted Average Loan Age (mo.)	1	Cash Out Refinance	50.8%
Weighted Average Combined LTV	83.6%	Purchase	44.6%
Weighted Average Effective Combined LTV	71.3%	Rate/Term Refinance	4.3%
Weighted Average Full Combined LTV	87.9%	Debt Consolidation	0.2%
% of Loans with Junior Liens	22.6%
Non-Zero Weighted Average FICO	638	Geographic Distribution
Non-Zero Weighted Average DTI	41.6%	(Other states account individually for less than 3% of the Statistical Cut-off Date principal balance)
% IO Loans	25.8%
		CA	22.1%
Product Type		IL	14.4%
2/28 ARM (Libor)	80.9%	FL	7.3%
Fixed Rate	9.0%	AZ	6.9%
3/27 ARM (Libor)	6.2%	MN	5.7%
Balloon	3.1%	NY	5.7%
Other	0.7%	HI	4.7%
		NJ	4.4%
Documentation Type		MD	3.8%
Stated	63.8%
Full	33.8%	Occupancy Status
Limited	2.4%	Primary Home	81.5%
		Investment	16.5%
		Second Home	1.9%

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 2

Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	995	$176,926,970.65	59.26%	7.793%	100.00%	635	83.28%	13.38%	47.08%
3/27 ARM (Libor)	45	8,605,647.97	2.88	7.360	100.00	629	82.98	21.93	44.68
5/25 ARM (Libor)	13	2,202,699.33	0.74	7.413	100.00	614	77.05	21.57	23.83
Balloon	118	9,207,369.88	3.08	9.284	0.00	643	88.85	10.29	20.97
Fixed Rate	491	24,441,700.81	8.19	9.615	0.00	654	90.62	23.24	7.76
Subtotal (Non-IO):	1,662	$221,384,388.64	74.16%	8.036%	84.80%	637	84.24%	14.75%	41.33%

Interest-Only Loans:
2/28 ARM (Libor)	297	$64,629,285.34	21.65%	6.437%	100.00%	642	81.75%	86.90%	33.83%
3/27 ARM (Libor)	45	10,036,286.09	3.36	6.245	100.00	641	82.54	95.43	50.96
Fixed Rate	10	2,487,350.00	0.83	6.541	0.00	651	80.68	100.00	50.93
Subtotal (IO Loans):	352	$77,152,921.43	25.84%	6.415%	96.78%	642	81.82%	88.43%	36.61%

Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
60	352	$77,152,921.43	100.00%	6.415%	96.78%	642	81.82%	88.43%	36.61%
Total:	352	$77,152,921.43	100.00%	6.415%	96.78%	642	81.82%	88.43%	36.61%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	485	$15,726,879.71	5.27%	10.711%	11.31%	655	98.10%	27.40%	5.09%
50,000.01 - 100,000.00	280	20,260,707.95	6.79	8.954	68.87	643	87.98	20.06	23.79
100,000.01 - 150,000.00	373	47,338,090.38	15.86	7.751	90.63	633	81.22	36.12	27.24
150,000.01 - 200,000.00	300	52,498,561.74	17.59	7.454	95.02	635	82.06	33.32	42.12
200,000.01 - 250,000.00	210	46,924,256.95	15.72	7.310	93.68	636	82.00	38.07	40.52
250,000.01 - 300,000.00	175	48,170,536.12	16.14	7.129	96.04	643	83.24	39.46	51.54
300,000.01 - 350,000.00	117	37,794,411.11	12.66	7.012	95.63	631	83.26	40.28	53.62
350,000.01 - 400,000.00	44	16,051,470.83	5.38	7.176	97.78	646	82.94	22.46	49.81
400,000.01 - 450,000.00	15	6,399,585.36	2.14	7.238	100.00	639	84.11	27.28	40.58
450,000.01 - 500,000.00	10	4,765,416.04	1.60	7.177	70.26	630	81.72	9.97	60.00
500,000.01 - 550,000.00	4	2,049,573.22	0.69	7.038	73.87	679	83.70	0.00	49.37
550,000.01 - 600,000.00	1	557,820.66	0.19	7.600	100.00	729	90.00	0.00	100.00
Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	1,470	$277,064,102.96	92.81%	7.364%	94.71%	637	82.37%	34.57%	43.22%
2nd Lien	544	21,473,207.11	7.19	10.882	0.00	656	99.76	23.70	0.00
Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	794	$151,769,868.19	50.84%	7.289%	88.06%	624	80.38%	34.23%	37.84%
Purchase	1,145	133,280,409.53	44.64	8.021	86.82	656	87.28	33.27	42.31
Rate/Term Refinance	72	12,814,554.26	4.29	7.379	97.08	617	83.77	30.54	43.50
Debt Consolidation	3	672,478.09	0.23	6.151	88.89	650	84.31	100.00	52.49
Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	1,691	$243,427,616.59	81.54%	7.464%	85.61%	630	82.79%	41.44%	32.22%
Investment	292	49,359,902.79	16.53	8.346	97.96	673	87.72	0.00	75.73
Second Home	31	5,749,790.69	1.93	7.852	98.28	684	83.38	0.00	68.43
Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	112	$5,983,296.48	2.00%	10.491%	0.00%	632	93.68%	4.35%	1.87%
241 - 360	1,902	292,554,013.59	98.00	7.558	89.69	638	83.41	34.39	40.89
Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	112	$5,983,296.48	2.00%	10.491%	0.00%	632	93.68%	4.35%	1.87%
241 - 360	1,902	292,554,013.59	98.00	7.558	89.69	638	83.41	34.39	40.89
Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	297	$66,066,207.07	22.13%	6.850%	85.14%	630	79.90%	55.77%	40.59%
IL	335	43,132,102.13	14.45	8.110	91.79	639	85.46	28.02	40.64
FL	168	21,913,539.28	7.34	8.055	89.25	640	85.06	19.07	44.22
AZ	171	20,742,136.28	6.95	7.848	87.59	649	85.80	25.57	45.92
MN	120	16,914,631.74	5.67	7.489	91.51	644	86.53	48.66	38.88
NY	66	16,868,793.23	5.65	7.735	91.52	639	84.77	11.14	55.69
HI	48	14,141,603.77	4.74	7.016	72.11	650	78.66	16.29	35.88
NJ	58	13,253,513.77	4.44	7.764	97.69	630	83.22	10.24	53.34
MD	72	11,424,505.30	3.83	7.594	89.14	632	80.64	26.62	22.69
NV	55	8,416,214.20	2.82	7.563	90.42	637	83.58	30.23	48.35
Other	624	65,664,063.30	22.00	7.959	86.77	641	85.61	35.20	32.61
Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	71	$10,972,491.36	3.68%	7.191%	73.58%	595	49.63%	26.92%	0.00%
60.01 to 70.00%	112	23,541,514.14	7.89	7.096	87.31	608	66.76	24.71	0.00
70.01 to 80.00%	571	104,229,265.96	34.91	7.066	96.59	634	79.07	41.11	0.00
80.01 to 85.00%
With MI:	116	25,549,030.26	8.56	7.293	93.72	627	84.31	27.76	100.00
Without MI:	31	5,468,973.24	1.83	7.953	100.00	573	84.68	26.02	0.00
85.01 to 90.00%
With MI:	332	66,324,162.74	22.22	7.599	96.88	659	89.76	26.05	100.00
Without MI:	44	7,556,671.17	2.53	8.071	98.32	617	89.68	11.41	0.00
90.01 to 95.00%
With MI:	101	21,259,687.13	7.12	7.666	95.22	659	94.93	50.89	100.00
Without MI:	29	3,552,395.43	1.19	7.866	100.00	620	94.71	63.46	0.00
95.01 to 100.00%
With MI:	41	6,615,066.35	2.22	8.264	93.87	680	100.00	57.61	100.00
Without MI:	22	1,994,845.18	0.67	8.734	100.00	643	100.00	31.90	0.00
Subtotal (First Lien):	1,470	$277,064,102.96	92.81%	7.364%	94.71%	637	82.37%	34.57%	43.22%

Second Lien Loans:
70.01 to 80.00%	1	$59,409.64	0.02%	9.925%	0.00%	670	79.86%	100.00%	0.00%
90.01 to 95.00%	12	666,662.44	0.22	10.874	0.00	635	94.46	3.32	0.00
95.01 to 100.00%	531	20,747,135.03	6.95	10.885	0.00	657	99.99	24.14	0.00
Subtotal (Second Lien):	544	$21,473,207.11	7.19%	10.882%	0.00%	656	99.76%	23.70%	0.00%

Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	661	$130,720,437.84	43.79%	7.550%	93.88%	648	86.69%	32.10%	91.61%
60.01 to 70.00%	112	23,541,514.14	7.89	7.096	87.31	608	66.76	24.71	0.00
70.01 to 80.00%	571	104,229,265.96	34.91	7.066	96.59	634	79.07	41.11	0.00
80.01 to 85.00%	31	5,468,973.24	1.83	7.953	100.00	573	84.68	26.02	0.00
85.01 to 90.00%	44	7,556,671.17	2.53	8.071	98.32	617	89.68	11.41	0.00
90.01 to 95.00%	29	3,552,395.43	1.19	7.866	100.00	620	94.71	63.46	0.00
95.01 to 100.00%	22	1,994,845.18	0.67	8.734	100.00	643	100.00	31.90	0.00
Subtotal (First Lien):	1,470	$277,064,102.96	92.81%	7.364%	94.71%	637	82.37%	34.57%	43.22%

Second Lien Loans:
70.01 to 80.00%	1	$59,409.64	0.02%	9.925%	0.00%	670	79.86%	100.00%	0.00%
90.01 to 95.00%	12	666,662.44	0.22	10.874	0.00	635	94.46	3.32	0.00
95.01 to 100.00%	531	20,747,135.03	6.95	10.885	0.00	657	99.99	24.14	0.00
Subtotal (Second Lien):	544	$21,473,207.11	7.19%	10.882%	0.00%	656	99.76%	23.70%	0.00%

Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

* Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	70	$10,927,413.78	3.66%	7.182%	73.47%	595	49.60%	26.62%	0.00%
60.01 to 70.00%	111	23,381,951.40	7.83	7.085	87.22	608	66.74	24.88	0.00
70.01 to 80.00%	220	42,314,690.70	14.17	7.399	93.39	606	77.71	29.39	0.00
80.01 to 85.00%
With MI:	115	25,339,250.63	8.49	7.292	93.66	627	84.30	27.99	100.00
Without MI:	25	4,760,902.01	1.59	7.873	100.00	573	84.63	24.00	0.00
85.01 to 90.00%
With MI:	307	62,248,027.63	20.85	7.572	96.68	659	89.76	25.96	100.00
Without MI:	41	7,410,053.90	2.48	8.055	98.28	617	89.67	10.97	0.00
90.01 to 95.00%
With MI:	104	21,617,669.49	7.24	7.682	95.30	659	94.85	50.04	100.00
Without MI:	47	7,097,160.36	2.38	7.510	92.45	634	87.46	41.14	0.00
95.01 to 100.00%
With MI:	64	10,542,998.73	3.53	8.142	96.15	673	96.09	46.75	100.00
Without MI:	366	61,423,984.33	20.57	6.913	99.64	652	80.67	50.07	0.00
Subtotal (First Lien):	1,470	$277,064,102.96	92.81%	7.364%	94.71%	637	82.37%	34.57%	43.22%

Second Lien Loans:
70.01 to 80.00%	1	$59,409.64	0.02%	9.925%	0.00%	670	79.86%	100.00%	0.00%
90.01 to 95.00%	12	666,662.44	0.22	10.874	0.00	635	94.46	3.32	0.00
95.01 to 100.00%	531	20,747,135.03	6.95	10.885	0.00	657	99.99	24.14	0.00
Subtotal (Second Lien):	544	$21,473,207.11	7.19%	10.882%	0.00%	656	99.76%	23.70%	0.00%

Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
460 - 499	3	$77,736.48	0.03%	9.955%	0.00%	479	100.00%	64.88%	0.00%
500 - 520	23	3,465,898.02	1.16	9.026	94.80	511	70.18	5.61	0.00
521 - 540	49	7,842,264.15	2.63	8.399	92.81	529	74.75	17.73	14.84
541 - 560	73	11,957,305.54	4.01	8.190	92.12	552	76.84	22.01	26.46
561 - 580	102	20,566,463.10	6.89	7.793	93.99	572	77.04	22.71	34.50
581 - 600	135	23,640,706.97	7.92	7.414	95.24	592	79.97	45.02	33.86
601 - 620	245	40,445,439.23	13.55	7.324	92.70	611	83.19	50.47	33.30
621 - 640	396	49,423,262.29	16.56	7.756	81.99	630	84.52	31.87	29.00
641 - 660	324	46,159,234.85	15.46	7.452	87.70	650	85.67	41.51	42.71
661 - 680	237	36,939,405.95	12.37	7.504	88.25	670	86.74	30.22	57.09
681 - 700	171	21,441,622.45	7.18	7.474	78.04	689	85.72	29.37	45.41
701 - 720	107	14,139,938.09	4.74	7.718	80.57	708	86.57	23.67	53.07
721 - 740	59	9,904,942.37	3.32	7.777	87.49	730	88.60	20.77	70.48
741 - 760	51	7,469,483.22	2.50	7.584	89.23	750	86.49	28.15	65.07
761 - 780	24	2,521,577.27	0.84	8.024	85.24	768	91.08	5.98	60.54
781 >=	15	2,542,030.09	0.85	7.289	89.40	795	84.91	33.58	43.53
Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	1,343	$184,890,255.82	61.93%	7.574%	85.94%	635	83.17%	38.67%	37.43%
2-4 Family	209	46,028,185.37	15.42	7.798	95.37	641	83.02	14.67	45.54
PUD	211	34,316,821.13	11.49	7.520	88.54	638	84.79	34.67	39.07
Condo	251	33,302,047.75	11.16	7.706	87.76	651	85.70	32.25	48.56
Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$96,880,919.89	$12,937,798.18	$131,737,537.92	$0.00	$0.00	$0.00	$241,556,255.99
Fixed Rate	16,680,981.18	1,130,491.26	355,507.77	8,762,070.60	0.00	0.00	26,929,050.81
3/27 ARM (Libor)	4,772,838.39	0.00	0.00	13,869,095.67	0.00	0.00	18,641,934.06
Balloon	2,646,884.69	128,944.13	551,336.90	5,880,204.16	0.00	0.00	9,207,369.88
5/25 ARM (Libor)	120,894.94	353,761.58	73,316.39	1,654,726.42	0.00	0.00	2,202,699.33
Total:	$121,102,519.09	$14,550,995.15	$132,717,698.98	$30,166,096.85	$0.00	$0.00	$298,537,310.07

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	40.11%	5.36%	54.54%	0.00%	0.00%	0.00%	80.91%
Fixed Rate	61.94	4.20	1.32	32.54	0.00	0.00	9.02
3/27 ARM (Libor)	25.60	0.00	0.00	74.40	0.00	0.00	6.24
Balloon	28.75	1.40	5.99	63.86	0.00	0.00	3.08
5/25 ARM (Libor)	5.49	16.06	3.33	75.12	0.00	0.00	0.74
Total:	40.57%	4.87%	44.46%	10.10%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	777	$150,288,917.02	50.34%	7.112%	89.64%	633	81.23%	41.25%	40.60%
None	1,042	121,102,519.09	40.57	8.273	84.04	644	86.20	21.49	39.30
2% of UPB	105	16,530,983.08	5.54	7.367	99.23	645	85.78	50.39	43.45
1% of Amount Prepaid	50	5,237,468.06	1.75	7.792	85.81	644	85.60	44.30	41.34
1% of Orig. Bal.	21	1,978,339.38	0.66	7.696	96.40	639	88.44	46.92	49.56
Other	19	3,399,083.44	1.14	7.467	91.07	630	81.09	37.99	23.50
Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Stated	1,311	$190,447,375.64	63.79%	8.033%	86.92%	639	83.21%	0.00%	41.21%
Full	637	100,884,175.15	33.79	6.792	90.97	637	84.04	100.00	38.66
Limited	66	7,205,759.28	2.41	8.164	70.64	627	88.41	0.00	31.48
Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
20.01 to 25.00	16	$2,369,327.36	0.79%	6.725%	96.88%	637	82.77%	100.00%	32.84%
25.01 to 30.00	32	5,426,749.32	1.82	6.546	94.54	649	80.64	100.00	39.60
30.01 to 35.00	59	8,378,679.81	2.81	6.690	93.82	625	79.46	100.00	23.44
35.01 to 40.00	89	13,769,272.53	4.61	6.694	88.51	642	82.58	100.00	36.60
40.01 to 45.00	143	24,644,666.11	8.26	6.816	91.19	632	85.61	100.00	45.31
45.01 to 50.00	270	41,925,214.94	14.04	6.877	90.65	639	85.15	100.00	38.34
50.01 to 55.00	28	4,370,265.08	1.46	6.687	87.39	623	82.82	100.00	41.94
Subtotal (Full Doc):	637	$100,884,175.15	33.79%	6.792%	90.97%	637	84.04%	100.00%	38.66%

Non-Full Doc Loans:
15.01 to 20.00	1	$25,386.27	0.01%	7.750%	0.00%	623	75.00%	0.00%	0.00%
20.01 to 25.00	50	6,985,518.53	2.34	8.119	95.02	635	84.77	0.00	47.59
25.01 to 30.00	93	11,085,114.08	3.71	8.099	91.03	640	83.54	0.00	49.04
30.01 to 35.00	154	19,623,595.31	6.57	8.226	86.97	638	83.65	0.00	43.54
35.01 to 40.00	265	36,730,012.42	12.30	8.080	85.11	645	83.07	0.00	40.71
40.01 to 45.00	360	49,327,963.41	16.52	7.999	85.47	641	83.80	0.00	39.11
45.01 to 50.00	429	68,617,301.49	22.98	7.994	86.74	635	83.40	0.00	40.17
50.01 to 55.00	25	5,258,243.41	1.76	7.753	74.18	633	79.05	0.00	31.07
Subtotal (Non-Full Doc):	1,377	$197,653,134.92	66.21%	8.038%	86.33%	639	83.40%	0.00%	40.85%

Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	24	$5,347,463.14	1.79%	5.392%	100.00%	662	71.49%	92.99%	16.93%
5.501 to 6.000	89	22,011,244.48	7.37	5.867	100.00	649	78.51	86.19	26.76
6.001 to 6.500	169	37,592,509.31	12.59	6.298	100.00	646	81.78	77.66	38.73
6.501 to 7.000	206	41,503,111.06	13.90	6.801	100.00	640	81.82	46.04	38.60
7.001 to 7.500	204	39,910,540.10	13.37	7.302	100.00	630	81.70	16.87	32.40
7.501 to 8.000	258	49,772,036.24	16.67	7.772	100.00	635	84.51	10.41	54.66
8.001 to 8.500	142	24,176,375.14	8.10	8.277	100.00	630	85.56	15.36	56.87
8.501 to 9.000	162	25,596,998.15	8.57	8.784	100.00	628	85.79	8.67	55.07
9.001 to 9.500	68	9,680,778.91	3.24	9.263	100.00	625	87.84	11.49	65.09
9.501 to 10.000	50	5,336,208.45	1.79	9.694	100.00	626	85.20	9.63	48.87
10.001 to 10.500	13	778,197.21	0.26	10.220	100.00	604	83.80	5.89	49.46
10.501 to 11.000	6	464,102.93	0.16	10.770	100.00	527	66.99	0.00	0.00
Greater than 11.000	4	231,324.26	0.08	11.402	100.00	530	70.45	0.00	0.00
Subtotal (ARM Loans):	1,395	$262,400,889.38	87.90%	7.383%	100.00%	636	82.81%	34.97%	43.69%

Fixed Rate Loans:
5.501 to 6.000	4	$1,001,714.03	0.34%	5.994%	0.00%	685	68.07%	0.00%	21.10%
6.001 to 6.500	18	4,493,681.65	1.51	6.321	0.00	664	77.79	43.55	40.78
6.501 to 7.000	18	3,713,923.56	1.24	6.863	0.00	648	71.92	31.96	29.11
7.001 to 7.500	11	2,213,698.60	0.74	7.282	0.00	642	71.90	20.11	21.41
7.501 to 8.000	6	612,604.20	0.21	7.690	0.00	582	62.32	0.00	19.94
8.001 to 8.500	11	1,692,690.66	0.57	8.307	0.00	618	76.72	7.84	43.44
8.501 to 9.000	20	1,396,138.29	0.47	8.863	0.00	623	91.30	24.65	45.75
9.001 to 9.500	39	1,466,937.71	0.49	9.315	0.00	685	98.62	71.73	0.00
9.501 to 10.000	62	2,511,181.91	0.84	9.855	0.00	673	99.35	40.71	0.00
10.001 to 10.500	57	2,475,872.68	0.83	10.354	0.00	647	99.75	55.33	0.00
10.501 to 11.000	124	4,739,701.45	1.59	10.814	0.00	675	99.76	18.45	0.00
Greater than 11.000	249	9,818,275.95	3.29	11.641	0.00	639	99.83	7.43	0.00
Subtotal (Fixed Rate):	619	$36,136,420.69	12.10%	9.319%	0.00%	651	89.48%	25.22%	14.10%

Total:	2,014	$298,537,310.07	100.00%	7.617%	87.90%	638	83.62%	33.79%	40.11%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
3.501 - 4.000	3	$435,506.96	0.17%	7.947%	100.00%	602	91.63%	60.99%	89.47%
4.001 - 4.500	34	4,640,391.12	1.77	7.823	100.00	644	83.98	41.50	37.21
4.501 - 5.000	166	27,341,906.79	10.42	7.898	100.00	633	83.74	26.71	43.69
5.001 - 5.500	331	71,522,621.43	27.26	7.077	100.00	620	81.73	42.62	48.85
5.501 - 6.000	628	116,327,213.42	44.33	7.379	100.00	653	85.58	39.51	54.32
6.001 - 6.500	203	36,986,675.33	14.10	7.368	100.00	629	77.40	15.01	6.65
6.501 - 7.000	30	5,146,574.33	1.96	8.636	100.00	556	67.28	5.43	0.00
Total:	1,395	$262,400,889.38	100.00%	7.383%	100.00%	636	82.81%	34.97%	43.69%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.500	9	$876,329.38	0.33%	8.038%	100.00%	591	81.47%	48.79%	23.48%
2.000	605	115,428,387.13	43.99	7.438	100.00	629	82.95	29.59	45.64
3.000	781	146,096,172.87	55.68	7.335	100.00	642	82.70	39.14	42.28
Total:	1,395	$262,400,889.38	100.00%	7.383%	100.00%	636	82.81%	34.97%	43.69%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	1,386	$261,524,560.00	99.67%	7.380%	100.00%	637	82.82%	34.93%	43.76%
1.500	9	876,329.38	0.33	8.038	100.00	591	81.47	48.79	23.48
Total:	1,395	$262,400,889.38	100.00%	7.383%	100.00%	636	82.81%	34.97%	43.69%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
11.501 - 12.000	2	$387,680.50	0.15%	5.856%	100.00%	646	76.22%	100.00%	0.00%
12.001 - 12.500	28	6,473,747.34	2.47	5.554	100.00	666	74.62	92.65	29.82
12.501 - 13.000	92	22,452,216.06	8.56	5.905	100.00	649	78.65	84.52	28.02
13.001 - 13.500	169	37,218,384.80	14.18	6.316	100.00	643	81.39	76.00	36.37
13.501 - 14.000	205	41,441,214.20	15.79	6.817	100.00	640	81.66	45.17	38.10
14.001 - 14.500	200	39,158,380.41	14.92	7.305	100.00	631	81.85	16.89	33.02
14.501 - 15.000	254	49,005,281.02	18.68	7.771	100.00	635	84.69	10.58	55.17
15.001 - 15.500	142	24,176,375.14	9.21	8.277	100.00	630	85.56	15.36	56.87
15.501 - 16.000	162	25,596,998.15	9.75	8.784	100.00	628	85.79	8.67	55.07
16.001 - 16.500	68	9,680,778.91	3.69	9.263	100.00	625	87.84	11.49	65.09
16.501 - 17.000	50	5,336,208.45	2.03	9.694	100.00	626	85.20	9.63	48.87
17.001 - 17.500	13	778,197.21	0.30	10.220	100.00	604	83.80	5.89	49.46
17.501 - 18.000	6	464,102.93	0.18	10.770	100.00	527	66.99	0.00	0.00
18.001 - 18.500	3	175,340.46	0.07	11.227	100.00	534	70.59	0.00	0.00
18.501 - 19.000	1	55,983.80	0.02	11.950	100.00	520	70.00	0.00	0.00
Total:	1,395	$262,400,889.38	100.00%	7.383%	100.00%	636	82.81%	34.97%	43.69%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	9	$2,523,188.42	0.96%	5.382%	100.00%	668	68.41%	90.37%	21.32%
5.501 - 6.000	98	23,284,891.52	8.87	5.815	100.00	652	78.76	87.92	26.88
6.001 - 6.500	175	39,143,136.99	14.92	6.279	100.00	645	81.19	77.64	37.20
6.501 - 7.000	206	41,503,111.06	15.82	6.801	100.00	640	81.82	46.04	38.60
7.001 - 7.500	205	40,063,426.57	15.27	7.303	100.00	631	81.72	16.80	32.66
7.501 - 8.000	257	49,619,149.77	18.91	7.772	100.00	635	84.50	10.44	54.52
8.001 - 8.500	142	24,176,375.14	9.21	8.277	100.00	630	85.56	15.36	56.87
8.501 - 9.000	162	25,596,998.15	9.75	8.784	100.00	628	85.79	8.67	55.07
9.001 - 9.500	68	9,680,778.91	3.69	9.263	100.00	625	87.84	11.49	65.09
9.501 - 10.000	50	5,336,208.45	2.03	9.694	100.00	626	85.20	9.63	48.87
10.001 - 10.500	13	778,197.21	0.30	10.220	100.00	604	83.80	5.89	49.46
10.501 - 11.000	6	464,102.93	0.18	10.770	100.00	527	66.99	0.00	0.00
11.001 - 11.500	3	175,340.46	0.07	11.227	100.00	534	70.59	0.00	0.00
11.501 - 12.000	1	55,983.80	0.02	11.950	100.00	520	70.00	0.00	0.00
Total:	1,395	$262,400,889.38	100.00%	7.383%	100.00%	636	82.81%	34.97%	43.69%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	3	$406,197.55	0.15%	7.438%	100.00%	597	83.57%	58.53%	71.32%
13 - 24	1,289	241,150,058.44	91.90	7.430	100.00	637	82.87	33.01	43.49
25 - 36	90	18,641,934.06	7.10	6.760	100.00	635	82.74	61.50	48.06
37 >=	13	2,202,699.33	0.84	7.413	100.00	614	77.05	21.57	23.83
Total:	1,395	$262,400,889.38	100.00%	7.383%	100.00%	636	82.81%	34.97%	43.69%

LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$2,383,175,000 (Approximate)

STRUCTURED ASSET INVESTMENT LOAN TRUST,

SERIES 2005-9

SENIOR/SUBORDINATE CERTIFICATES

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov.  Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum.  In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

To 10% Call
Class	Approximate Size ($)(1)	Benchmark	Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E (3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
A1(4)	560,559,000	1M LIBOR	2.12	1-78	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A2(5)	214,945,000	1M LIBOR	1.51	1-59	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A3(5)(6)(7)	187,493,000	1M LIBOR	6.17	59-78	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A4(6)	712,240,000	1M LIBOR	0.88	1-23	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A5(6)	322,319,000	1M LIBOR	3.00	23-61	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
M1	83,830,000	1M LIBOR	4.61	43-78	13.10%	TBD	11/25/2035	AA+/Aa1/AA+
M2	63,472,000	1M LIBOR	4.53	41-78	10.45%	TBD	11/25/2035	AA/Aa2/AA
M3	52,693,000	1M LIBOR	4.48	40-78	8.25%	TBD	11/25/2035	AA-/Aa3/AA-
M4	29,938,000	1M LIBOR	4.45	39-78	7.00%	TBD	11/25/2035	A+/A1/A+
M5	28,742,000	1M LIBOR	4.43	39-78	5.80%	TBD	11/25/2035	A/A2/A
M6	27,544,000	1M LIBOR	4.41	38-78	4.65%	TBD	11/25/2035	A-/A3/A-
M7	17,964,000	1M LIBOR	4.40	38-78	3.90%	TBD	11/25/2035	BBB+/Baa1/BBB+
M8	23,952,000	1M LIBOR	4.40	38-78	2.90%	TBD	11/25/2035	BBB/Baa2/BBB
M9	23,952,000	1M LIBOR	4.31	37-78	1.90%	TBD	11/25/2035	BBB-/Baa3/BBB-
B1	17,964,000	1M LIBOR	3.98	37-68	1.15%	TBD	11/25/2035	BBB-/NR/BBB-
B2	15,568,000	1M LIBOR	3.29	37-51	0.50%	TBD	11/25/2035	[BB]/NR/NR

To Maturity
Class	Approximate Size ($)(1)	Benchmark	Est. WAL(2) (yrs.)	Payment Window(2) (mos.)	Initial C/E (3) (%)	Initial Margin	Legal Final Maturity	Expected Ratings (S&P/Moody’s/Fitch)
A1(4)	560,559,000	1M LIBOR	2.30	1-168	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A2(5)	214,945,000	1M LIBOR	1.51	1-59	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A3(5)(6)(7)	187,493,000	1M LIBOR	7.65	59-173	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A4(6)	712,240,000	1M LIBOR	0.88	1-23	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
A5(6)	322,319,000	1M LIBOR	3.00	23-61	16.60%	TBD	11/25/2035	AAA/Aaa/AAA
M1	83,830,000	1M LIBOR	5.04	43-138	13.10%	TBD	11/25/2035	AA+/Aa1/AA+
M2	63,472,000	1M LIBOR	4.93	41-130	10.45%	TBD	11/25/2035	AA/Aa2/AA
M3	52,693,000	1M LIBOR	4.85	40-123	8.25%	TBD	11/25/2035	AA-/Aa3/AA-
M4	29,938,000	1M LIBOR	4.79	39-115	7.00%	TBD	11/25/2035	A+/A1/A+
M5	28,742,000	1M LIBOR	4.74	39-110	5.80%	TBD	11/25/2035	A/A2/A
M6	27,544,000	1M LIBOR	4.67	38-104	4.65%	TBD	11/25/2035	A-/A3/A-
M7	17,964,000	1M LIBOR	4.60	38-97	3.90%	TBD	11/25/2035	BBB+/Baa1/BBB+
M8	23,952,000	1M LIBOR	4.52	38-91	2.90%	TBD	11/25/2035	BBB/Baa2/BBB
M9	23,952,000	1M LIBOR	4.32	37-81	1.90%	TBD	11/25/2035	BBB-/Baa3/BBB-
B1	17,964,000	1M LIBOR	3.98	37-68	1.15%	TBD	11/25/2035	BBB-/NR/BBB-
B2	15,568,000	1M LIBOR	3.29	37-51	0.50%	TBD	11/25/2035	[BB]/NR/NR

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming a prepayment speed equal to 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 0.50%.

(4)

The Class A1 Certificates are the Senior Certificates of Group 1.

(5)

The Class A2 Certificates and A3(1) Component are the Senior Certificates of Group 2.  The A3(1) Component will have an approximate component balance of $34,035,000.

(6)

The Class A4 and A5 Certificates and A3(2) Component are the Senior Certificates of Group 3.  The A3(2) Component will have an approximate component balance of $153,458,000.

(7)

The Class A3 Certificates are Component Certificates, made up of one component from each of Group 2 and Group 3.

Principal Payment Priority

On each Distribution Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Counterparty and remaining unpaid (after application of interest received or advanced for this purpose on such Distribution Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1, Group 2 and Group 3 in proportion to the aggregate collateral balance of each group and then from the unrelated groups, to the extent unpaid.  Any funds remaining will be paid in the following order of priority:

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

To pay concurrently, to the Senior Certificates and Components:

(a)

All principal from Group 1 will be paid to the Class A1 Certificates, until reduced to zero;

(b)

All principal from Group 2 will be paid to the Class A2 Certificates and the A3(1) Component, sequentially and in that order, until reduced to zero;

(c)

All principal from Group 3 will be paid to the Class A4 and Class A5 Certificates and A3(2) Component, sequentially and in that order, until reduced to zero;

2)

If the Senior Certificates and Component related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Component of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates and Component related to each Group, to be paid as described above, until all the Senior Certificates and Components have been reduced to zero; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the Senior Certificates and Components, to be paid as described in (I)(1) above; provided, however, that principal will only be allocated to the Senior Certificates and Components in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates and Component related to any group have been retired, all principal from that group will be allocated to the Senior Certificates and Component of the unrelated groups, pro rata based on the aggregate principal balance of the Senior Certificates and Component related to each Group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the earlier of (x) the Distribution Date in which the Class Principal Amount of each of the Senior Certificates has been reduced to zero or (y) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) is greater than or equal to 33.20% (the “Targeted Senior Enhancement Percentage”) or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A4, A5, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates (the “LIBOR Certificates”) and the A3(1) and A3(2) Components will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the applicable Net Funds Cap (as defined herein).  The Interest Rate for the Class A3 Certificates will be equal to the weighted average of the Interest Rates on the A3(1) and A3(2) Components, weighted on the basis of their related Component Principal Amounts for such Distribution Date.  Interest for the LIBOR Certificates and Components will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates and Components for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on October 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and any applicable Mortgage Insurance Fee;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, to be paid from any of Group 1, Group 2 and Group 3 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To deposit into the Swap Account any Net Swap Payment or any swap termination payment owed to the Swap Counterparty pursuant to the swap agreement, in an amount proportionate to the aggregate collateral balance of the unrelated Groups, to the extent not paid above;

(4)

To pay Current Interest and Carryforward Interest to the Class A1 Certificates from Group 1 Interest;

(5)

To pay Current Interest and Carryforward Interest to the Class A2 Certificates and A3(1) Component from Group 2 Interest, on a pro rata basis;

(6)

To pay Current Interest and Carryforward Interest to the Class A4 and Class A5 Certificates and A3(2) Component from Group 3 Interest, on a pro rata basis;

(7)

To pay Current Interest and Carryforward Interest to the Senior Certificates and Components, on a pro rata basis, to the extent not paid above;

(8)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order;

(9)

To pay the Credit Risk Manager Fee;

(10)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the trust agreement;

(11)

Any interest remaining after the application of (1) through (10) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts;

(13)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates and Components, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(14)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(15)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period. The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  Payments on both legs of the swap are calculated on an actual/360 basis.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Notional Balance ($)	Rate of Payment by Trust (%)	Month	Notional Balance ($)	Rate of Payment by Trust (%)
1	0	0.00	31	412,394,000	4.77
2	2,310,246,000	4.30	32	385,648,000	4.77
3	2,239,537,000	4.43	33	363,816,000	4.78
4	2,170,982,000	4.51	34	345,956,000	4.79
5	2,104,513,000	4.58	35	328,971,000	4.79
6	2,040,068,000	4.63	36	312,827,000	4.80
7	1,977,586,000	4.67	37	297,473,000	4.80
8	1,917,006,000	4.70	38	282,873,000	4.81
9	1,858,271,000	4.71	39	268,987,000	4.81
10	1,801,325,000	4.72	40	255,782,000	4.82
11	1,746,112,000	4.74	41	243,225,000	4.82
12	1,692,581,000	4.74	42	231,283,000	4.83
13	1,628,703,000	4.74	43	219,927,000	4.83
14	1,565,215,000	4.77	44	209,126,000	4.84
15	1,502,239,000	4.74	45	198,857,000	4.85
16	1,439,890,000	4.71	46	189,090,000	4.86
17	1,378,282,000	4.71	47	179,802,000	4.86
18	1,317,520,000	4.71	48	170,970,000	4.87
19	1,257,706,000	4.71	49	162,571,000	4.88
20	1,198,936,000	4.70	50	154,583,000	4.89
21	1,141,299,000	4.70	51	146,987,000	4.90
22	1,084,876,000	4.70	52	139,765,000	4.91
23	1,029,745,000	4.70	53	132,897,000	4.91
24	975,976,000	4.72	54	126,365,000	4.92
25	790,688,000	4.73	55	120,154,000	4.92
26	691,108,000	4.74	56	114,247,000	4.93
27	604,066,000	4.74	57	108,631,000	4.93
28	537,895,000	4.75	58	103,288,000	4.93
29	486,303,000	4.76	59	98,205,000	4.93
30	445,342,000	4.76	60	93,357,000	4.93

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To pay Current Interest and Carryforward Interest to the Senior Certificates and Components on a pro rata basis, to the extent unpaid;

(4)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, to the extent unpaid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target*;

(6)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts, to the extent unpaid *;

(7)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Senior Certificates and Components, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent unpaid;

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

* Amounts paid under steps (5) and (6) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates and Components for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class or Component for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class or Component on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates and Components for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount or Component Principal Amount of that Class or Component.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the excess, if any, of (i) the related Optimal Interest Remittance Amount (as defined below) for such date over (ii) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the three groups, weighted on the basis of their Group Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates and Component related to any two Groups have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by BNC Mortgage (52.75%), New Century Capital Corp. (39.34%), Argent (2.63%) and Aurora (2.35%) and as of the Closing Date are serviced by Option One (52.74%), New Century (39.34%), GMAC (2.67%), Aurora (2.33%), Wells Fargo (1.27%), HomEq (1.11%), Ocwen (0.34%) and JPMorgan Chase (0.20%).

All of the Mortgage Loans serviced by Option One and New Century will be subject to servicing transfers.  Approximately 2.05% of the Mortgage Loans serviced by Option One will transfer to JPMorgan Chase on or about November 1, 2005.  Approximately 58.87% and 39.08% of the Mortgage Loans serviced by Option One will transfer to JPMorgan Chase and Wells Fargo, respectively on or about December 1, 2005.  Approximately 0.11% and 99.89% of the Mortgage Loans serviced by New Century will transfer to Wells Fargo on or about November 1, 2005 and December 1, 2005, respectively.

Mortgage Loans serviced by Aurora, HomEq, Ocwen and JPMorgan Chase will be serviced with a mid-month prepayment period for the purpose of accounting for collections of prepayments 0n full in the related mortgage loans.  Mortgage Loans serviced by Option One, New Century, GMAC and Wells Fargo will be serviced with a calendar month prepayment period for the purpose of accounting for collections of prepayments in full or in part on the related mortgage loans.

Mortgage Insurance

Approximately 81.09% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by MGIC, PMI and RMIC.  This coverage will generally reduce the LTV of the insured loans to 60%.

Credit Risk Manager

The Clayton Fixed Income Securities (“CFISI”), formerly known as The Murrayhill Company, will act as a credit risk manager on behalf of the Trust.  CFISI’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of CFISI’s monthly activities:

·

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

·

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

·

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution, to the extent that (a) the amount of interest payable to a Class of LIBOR Certificates or Components, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class or Component will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, before the Class X and Class R Certificates are entitled to any distributions.

The “Unpaid Basis Risk Shortfall” for any Class of LIBOR Certificates or Components on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class or Component for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates in inverse order of priority and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, A4 and A5 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and  each Class of Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, A4 and A5 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

The Class A1, A2, A3, A4 and A5 Certificates will have limited protection by means of the subordination of the Class M and Class B Certificates.  The Class A1, A2, A3, A4 and A5 Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  The Class B1 Certificates will be senior to the Class B2 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have each been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have each been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.50% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 43.50% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

November 2007 to October 2008

1.10% for the first month, plus an additional 1/12th of 1.40% for each month thereafter

November 2008 to October 2009

2.50% for the first month, plus an additional 1/12th of 1.25% for each month thereafter

November 2009 to October 2010

3.75% for the first month, plus an additional 1/12th of

0.75% for each month thereafter

November 2010 to October 2011

4.50% for the first month, plus an additional 1/12th of

0.25% for each month thereafter

November 2011 and thereafter

4.75%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M Certificates, the Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Eliza Chu	(212) 438-7317
Moody’s	Wioletta Francowicz	(212) 553-1019
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Investment Loan Trust, Series 2005-9
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Securities Administrator:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	Clayton Fixed Income Services Inc.
Lead Underwriter:	Lehman Brothers Inc.
Swap Counterparty:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in November 2005.
Cut-Off Date:	October 1, 2005
Pricing Date:	Week of October 24, 2005
Closing Date:	October 28, 2005
Settlement Date:	October 28, 2005
Delay Days:	0 day delay
Dated Date:	October 25, 2005
Day Count:	Actual/360
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Credit Risk Manager Fee:	0.011% of the loan principal balance annually.
Servicing Fee:	The servicing fee for the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Clearstream and Euroclear.
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purpose es.

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.41	2.66	2.12	1.70	1.34
Window (mos)	1-121	1-95	1-78	1-65	1-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A2
Avg. Life (yrs)	2.49	1.93	1.51	1.19	1.01
Window (mos)	1-93	1-73	1-59	1-36	1-30
Expected Final Mat.	7/25/2013	11/25/2011	9/25/2010	10/25/2008	4/25/2008

Class A3
Avg. Life (yrs)	9.62	7.55	6.17	5.09	3.55
Window (mos)	93-121	73-95	59-78	36-65	30-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class A4
Avg. Life (yrs)	1.38	1.08	0.88	0.74	0.63
Window (mos)	1-37	1-29	1-23	1-20	1-17
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	6/25/2007	3/25/2007

Class A5
Avg. Life (yrs)	5.08	3.91	3.00	2.24	1.90
Window (mos)	37-96	29-75	23-61	20-36	17-31
Expected Final Mat.	10/25/2013	1/25/2012	11/25/2010	10/25/2008	5/25/2008

Class M1
Avg. Life (yrs)	6.53	5.24	4.61	4.42	4.53
Window (mos)	37-121	40-95	43-78	46-65	52-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M2
Avg. Life (yrs)	6.53	5.22	4.53	4.21	4.19
Window (mos)	37-121	39-95	41-78	44-65	47-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M3
Avg. Life (yrs)	6.53	5.21	4.48	4.09	3.95
Window (mos)	37-121	38-95	40-78	42-65	44-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M4
Avg. Life (yrs)	6.53	5.20	4.45	4.02	3.83
Window (mos)	37-121	38-95	39-78	41-65	42-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M5
Avg. Life (yrs)	6.53	5.20	4.43	3.98	3.75
Window (mos)	37-121	38-95	39-78	40-65	41-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.53	5.19	4.41	3.95	3.69
Window (mos)	37-121	37-95	38-78	39-65	40-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M7
Avg. Life (yrs)	6.53	5.18	4.40	3.93	3.65
Window (mos)	37-121	37-95	38-78	39-65	39-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M8
Avg. Life (yrs)	6.53	5.18	4.40	3.89	3.61
Window (mos)	37-121	37-95	38-78	38-65	39-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class M9
Avg. Life (yrs)	6.44	5.12	4.31	3.83	3.52
Window (mos)	37-121	37-95	37-78	37-65	38-55
Expected Final Mat.	11/25/2015	9/25/2013	4/25/2012	3/25/2011	5/25/2010

Class B1
Avg. Life (yrs)	5.94	4.72	3.98	3.52	3.26
Window (mos)	37-106	37-83	37-68	37-56	37-48
Expected Final Mat.	8/25/2014	9/25/2012	6/25/2011	6/25/2010	10/25/2009

Class B2
Avg. Life (yrs)	4.62	3.73	3.29	3.11	3.08
Window (mos)	37-80	37-63	37-51	37-42	37-37
Expected Final Mat.	6/25/2012	1/25/2011	1/25/2010	4/25/2009	11/25/2008

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	3.68	2.88	2.30	1.85	1.46
Window (mos)	1-251	1-204	1-168	1-141	1-119
Expected Final Mat.	9/25/2026	10/25/2022	10/25/2019	7/25/2017	9/25/2015

Class A2
Avg. Life (yrs)	2.49	1.93	1.51	1.19	1.01
Window (mos)	1-93	1-73	1-59	1-36	1-30
Expected Final Mat.	7/25/2013	11/25/2011	9/25/2010	10/25/2008	4/25/2008

Class A3
Avg. Life (yrs)	11.90	9.39	7.65	6.32	4.55
Window (mos)	93-260	73-210	59-173	36-145	30-123
Expected Final Mat.	6/25/2027	4/25/2023	3/25/2020	11/25/2017	1/25/2016

Class A4
Avg. Life (yrs)	1.38	1.08	0.88	0.74	0.63
Window (mos)	1-37	1-29	1-23	1-20	1-17
Expected Final Mat.	11/25/2008	3/25/2008	9/25/2007	6/25/2007	3/25/2007

Class A5
Avg. Life (yrs)	5.08	3.91	3.00	2.24	1.90
Window (mos)	37-96	29-75	23-61	20-36	17-31
Expected Final Mat.	10/25/2013	1/25/2012	11/25/2010	10/25/2008	5/25/2008

Class M1
Avg. Life (yrs)	7.19	5.78	5.04	4.77	4.99
Window (mos)	37-211	40-169	43-138	46-115	52-98
Expected Final Mat.	5/25/2023	11/25/2019	4/25/2017	5/25/2015	12/25/2013

Class M2
Avg. Life (yrs)	7.15	5.72	4.93	4.54	4.48
Window (mos)	37-200	39-159	41-130	44-109	47-92
Expected Final Mat.	6/25/2022	1/25/2019	8/25/2016	11/25/2014	6/25/2013

Class M3
Avg. Life (yrs)	7.11	5.68	4.85	4.40	4.22
Window (mos)	37-189	38-151	40-123	42-103	44-87
Expected Final Mat.	7/25/2021	5/25/2018	1/25/2016	5/25/2014	1/25/2013

Class M4
Avg. Life (yrs)	7.06	5.63	4.79	4.31	4.07
Window (mos)	37-178	38-141	39-115	41-96	42-82
Expected Final Mat.	8/25/2020	7/25/2017	5/25/2015	10/25/2013	8/25/2012

Class M5
Avg. Life (yrs)	7.01	5.59	4.74	4.24	3.97
Window (mos)	37-171	38-135	39-110	40-92	41-78
Expected Final Mat.	1/25/2020	1/25/2017	12/25/2014	6/25/2013	4/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M6
Avg. Life (yrs)	6.94	5.52	4.67	4.16	3.87
Window (mos)	37-161	37-128	38-104	39-87	40-73
Expected Final Mat.	3/25/2019	6/25/2016	6/25/2014	1/25/2013	11/25/2011

Class M7
Avg. Life (yrs)	6.85	5.44	4.60	4.10	3.79
Window (mos)	37-151	37-119	38-97	39-81	39-68
Expected Final Mat.	5/25/2018	9/25/2015	11/25/2013	7/25/2012	6/25/2011

Class M8
Avg. Life (yrs)	6.72	5.34	4.52	3.99	3.69
Window (mos)	37-142	37-112	38-91	38-76	39-64
Expected Final Mat.	8/25/2017	2/25/2015	5/25/2013	2/25/2012	2/25/2011

Class M9
Avg. Life (yrs)	6.46	5.13	4.32	3.84	3.52
Window (mos)	37-127	37-100	37-81	37-68	38-57
Expected Final Mat.	5/25/2016	2/25/2014	7/25/2012	6/25/2011	7/25/2010

Class B1
Avg. Life (yrs)	5.94	4.72	3.98	3.52	3.26
Window (mos)	37-106	37-83	37-68	37-56	37-48
Expected Final Mat.	8/25/2014	9/25/2012	6/25/2011	6/25/2010	10/25/2009

Class B2
Avg. Life (yrs)	4.62	3.73	3.29	3.11	3.08
Window (mos)	37-80	37-63	37-51	37-42	37-37
Expected Final Mat.	6/25/2012	1/25/2011	1/25/2010	4/25/2009	11/25/2008

Available Funds Cap Schedule* (1)(2)(3)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates and Component of each group in proportion to the related Collateral Group Balance.

Period	Group 3 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)	Period	Group 3 Senior Net Funds Cap (%)	Subordinate Net Funds Cap (%)
1	6.18172	6.23684	40	14.99678	15.23528
2	21.99545	22.05242	41	17.38496	17.44488
3	21.14758	21.20272	42	15.59946	15.65391
4	21.05746	21.11261	43	16.01840	16.07476
5	23.22458	23.28565	44	15.40273	15.45736
6	20.91589	20.97106	45	15.81610	15.87263
7	21.55987	21.61689	46	15.29732	15.51569
8	20.82250	20.87769	47	15.95991	16.01604
9	21.49308	21.55012	48	16.39781	16.45618
10	20.77700	20.83221	49	15.77968	15.83627
11	20.74468	20.79991	50	16.21543	16.27400
12	21.42249	21.47956	51	15.60684	15.66363
13	20.61203	20.66728	52	15.53952	15.61393
14	21.12867	21.18577	53	17.34590	17.41231
15	20.32124	20.37650	54	15.58695	15.64727
16	20.17794	20.23322	55	16.02782	16.09025
17	22.13228	22.19350	56	15.43373	15.49425
18	19.78703	19.84233	57	15.87272	15.93759
19	20.22050	20.27765	58	15.29956	15.37462
20	19.34324	19.39857	59	15.28810	15.34956
21	19.73188	19.78906	60	15.72615	15.79072
22	18.94113	19.21603	61	11.85089	11.91349
23	20.30172	20.25014	62	12.24646	12.31127
24	20.66600	20.61270	63	11.85194	11.91576
25	17.99991	17.94833	64	11.85246	11.91641
26	17.56144	17.50813	65	13.13909	13.20715
27	16.09555	16.04396	66	11.86810	11.93016
28	15.52400	15.67963	67	12.26425	12.32850
29	16.84869	16.83019	68	11.86917	11.93146
30	15.36953	15.35225	69	12.26537	12.33088
31	15.56707	15.54923	70	11.87026	11.93377
32	14.83745	14.82021	71	11.87479	11.93679
33	15.15473	15.13693	72	12.27119	12.33560
34	14.66763	14.87495	73	11.87589	11.93834
35	15.42706	15.43971	74	12.27233	12.33698
36	15.82100	15.83464	75	11.87701	11.94067
37	15.20018	15.21343	76	11.87757	11.94135
38	15.59141	15.60516	77	12.70157	12.76814
39	14.98244	14.99581	78	11.88268	11.94529

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Assumes no losses.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	1.96%	31	3.73%
2	1.83%	32	3.55%
3	1.54%	33	3.71%
4	1.46%	34	3.61%
5	1.87%	35	3.74%
6	1.32%	36	3.90%
7	1.44%	37	3.72%
8	1.24%	38	3.94%
9	1.39%	39	3.79%
10	1.21%	40	3.84%
11	1.18%	41	4.41%
12	1.35%	42	3.90%
13	1.17%	43	4.08%
14	1.31%	44	3.90%
15	1.16%	45	4.08%
16	1.19%	46	3.93%
17	1.69%	47	3.96%
18	1.18%	48	4.13%
19	1.34%	49	3.95%
20	1.18%	50	4.12%
21	1.34%	51	3.94%
22	1.50%	52	3.95%
23	2.83%	53	4.50%
24	2.98%	54	3.98%
25	2.80%	55	4.15%
26	2.97%	56	3.97%
27	2.79%	57	4.15%
28	3.10%	58	3.99%
29	3.92%	59	4.02%
30	3.57%	60	4.19%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

SAIL 2005-9 Collateral Summary – Aggregate

Total Number of Loans	12,415	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$2,395,151,292	Yes	34.3%
Average Loan Principal Balance	$192,924	No	65.7%
Fixed Rate	15.5%
Adjustable Rate	84.5%	Primary Mortgage Insurance Coverage
Prepayment Penalty	69.8%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.3%	Yes	81.1%
Weighted Average Margin	5.8%	No	18.9%
Weighted Average Initial Periodic Cap	2.2%
Weighted Average Periodic Cap	1.2%	Lien Position
Weighted Average Maximum Rate	14.1%	First	95.4%
Weighted Average Floor	7.2%	Second	4.6%
Weighted Average Original Term (mo.)	357
Weighted Average Remaining Term (mo.)	355	Loan Purpose
Weighted Average Loan Age (mo.)	2	Cash Out Refinance	52.8%
Weighted Average Combined LTV	82.1%	Purchase	41.8%
Weighted Average Effective Combined LTV	71.7%	Rate/Term Refinance	5.1%
Weighted Average Full Combined LTV	86.9%	Debt Consolidation	0.3%
% of Loans with Junior Liens	24.9%	Home Improvement	0.0%
Non-Zero Weighted Average FlCO	628
Non-Zero Weighted Average DTI	41.1%	Geographic Distribution
% IO Loans	27.9%	(Other states account individually for less than 3% of the Statistical Cut-off Date principal balance)

Product Type		CA	42.6%
2/28 ARM (Libor)	77.7%	FL	7.4%
Fixed Rate	13.1%	IL	6.7%
3/27 ARM (Libor)	6.5%	NY	5.9%
Balloon	2.4%	AZ	4.1%
Other	0.4%	NJ	3.3%
Documentation Type		Occupancy Status
Full	52.8%	Primary Home	90.3%
Stated	43.6%	Investment	8.9%
Limited	3.6%	Second Home	0.9%
No Documentation	0.0%

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	6,297	$1,275,467,522.33	53.25%	7.474%	100.00%	611	81.81%	53.29%	38.96%
2/18 ARM (Libor)	1	176,213.30	0.01	6.450	100.00	535	80.00	100.00	0.00
3/27 ARM (Libor)	447	80,342,150.14	3.35	7.081	100.00	629	81.65	59.51	39.87
5/25 ARM (Libor)	45	8,259,914.52	0.34	7.027	100.00	639	78.83	56.24	38.91
Balloon	440	57,265,691.01	2.39	8.333	0.00	650	86.41	51.85	26.07
Fixed Rate	2,968	306,383,250.25	12.79	7.941	0.00	642	82.69	60.92	22.25
Subtotal (Non-IO):	10,198	$1,727,894,741.55	72.14%	7.565%	78.95%	619	82.10%	54.90%	35.61%

Interest-Only Loans:
2/28 ARM (Libor)	1,923	$585,833,861.98	24.46%	6.720%	100.00%	654	82.33%	45.69%	30.44%
3/27 ARM (Libor)	270	74,513,438.73	3.11	6.581	100.00	648	81.56	57.31	34.97
Fixed Rate	24	6,909,250.04	0.29	6.520	0.00	694	77.34	94.85	41.63
Subtotal (IO Loans):	2,217	$667,256,550.75	27.86%	6.702%	98.96%	653	82.19%	47.50%	31.06%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	496	$159,133,349.84	23.85%	6.635%	100.00%	650	82.76%	47.55%	31.31%
36	51	10,823,150.99	1.62	6.793	100.00	652	83.05	59.03	30.57
60	1,665	496,465,809.92	74.40	6.720	98.65	655	81.99	47.20	30.96
120	5	834,240.00	0.13	7.426	75.93	675	83.63	63.46	45.11
Total:	2,217	$667,256,550.75	100.00%	6.702%	98.96%	653	82.19%	47.50%	31.06%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	1,394	$48,422,669.00	2.02%	10.394%	12.12%	649	96.75%	48.17%	4.44%
50,000.01 - 100,000.00	2,277	170,395,376.70	7.11	8.773	56.77	623	86.48	57.58	18.37
100,000.01 - 150,000.00	2,146	269,073,707.01	11.23	7.738	79.64	616	80.83	61.76	25.63
150,000.01 - 200,000.00	1,733	302,917,159.68	12.65	7.325	87.99	619	80.22	60.84	32.11
200,000.01 - 250,000.00	1,277	286,631,565.83	11.97	7.251	89.26	620	79.94	54.36	34.04
250,000.01 - 300,000.00	1,179	323,586,113.20	13.51	7.068	87.92	629	80.77	49.59	37.39
300,000.01 - 350,000.00	720	233,042,051.06	9.73	7.056	89.01	629	82.04	44.72	40.60
350,000.01 - 400,000.00	607	226,737,046.73	9.47	6.943	90.58	636	82.55	43.72	38.59
400,000.01 - 450,000.00	406	172,922,434.87	7.22	6.919	91.87	636	83.36	47.90	42.89
450,000.01 - 500,000.00	285	135,544,638.99	5.66	6.898	93.39	640	83.27	42.92	45.69
500,000.01 - 550,000.00	182	95,551,893.97	3.99	6.864	90.66	641	83.61	53.41	43.64
550,000.01 - 600,000.00	119	68,788,354.59	2.87	6.894	90.85	637	83.29	55.20	40.37
600,000.01 - 650,000.00	43	26,966,325.63	1.13	6.382	83.79	662	81.50	69.70	39.51
650,000.01 >=	47	34,571,955.04	1.44	6.546	89.26	652	78.99	72.90	17.18
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%
2nd Lien	2,085	110,904,908.29	4.63	10.668	0.00	658	99.87	33.74	0.00
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Cash Out Refinance	5,865	$1,265,046,316.28	52.82%	7.172%	83.18%	609	79.45%	60.64%	37.54%
Purchase	5,928	1,001,230,715.42	41.80	7.541	86.02	655	85.45	41.55	29.89
Rate/Term Refinance	599	121,786,973.91	5.08	7.159	85.49	612	82.17	64.32	35.38
Debt Consolidation	21	6,646,536.69	0.28	6.888	98.88	612	87.41	60.99	72.27
Home Improvement	2	440,750.00	0.02	6.067	100.00	671	90.00	17.36	100.00
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	11,061	$2,162,491,613.62	90.29%	7.255%	83.43%	625	81.61%	53.36%	30.92%
Investment	1,220	212,012,105.74	8.85	8.002	95.84	662	87.08	48.17	67.12
Second Home	134	20,647,572.94	0.86	7.628	83.73	669	85.53	45.81	56.09
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	397	$31,283,395.06	1.31%	9.776%	0.00%	635	90.34%	25.70%	3.90%
181 - 240	66	7,767,390.72	0.32	7.442	2.27	616	76.34	70.15	31.11
241 - 360	11,952	2,356,100,506.52	98.37	7.292	85.92	628	82.03	53.14	34.76
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	397	$31,283,395.06	1.31%	9.776%	0.00%	635	90.34%	25.70%	3.90%
181 - 240	66	7,767,390.72	0.32	7.442	2.27	616	76.34	70.15	31.11
241 - 360	11,952	2,356,100,506.52	98.37	7.292	85.92	628	82.03	53.14	34.76
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	3,665	$1,019,407,111.78	42.56%	6.932%	83.79%	633	80.50%	49.94%	33.96%
FL	1,251	177,395,380.01	7.41	7.708	78.81	615	81.93	52.99	35.02
IL	993	159,588,010.53	6.66	7.735	91.71	627	84.61	56.23	39.00
NY	538	141,531,195.74	5.91	7.375	82.24	638	82.80	39.31	40.85
AZ	630	97,538,360.24	4.07	7.590	84.89	628	83.21	54.72	35.89
NJ	349	79,213,563.55	3.31	7.494	96.18	624	82.74	43.78	43.47
MD	323	62,592,829.86	2.61	7.451	88.32	618	80.45	60.12	27.45
MN	317	50,942,705.40	2.13	7.501	91.76	637	84.99	55.54	33.40
MA	209	49,572,554.73	2.07	7.368	94.82	630	81.71	35.34	37.80
HI	167	48,563,587.63	2.03	6.940	65.29	649	80.39	53.44	35.59
Other	3,973	508,805,992.83	21.24	7.756	84.15	620	84.30	62.83	30.36
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	652	$115,434,790.15	4.82%	6.890%	68.55%	596	49.94%	55.21%	0.00%
60.01 to 70.00%	862	189,801,008.70	7.92	6.997	77.79	598	66.41	55.14	0.00
70.01 to 80.00%	4,225	964,731,652.66	40.28	6.913	90.65	635	78.93	48.74	0.00
80.01 to 85.00%
With MI:	932	223,364,861.23	9.33	7.184	86.47	609	84.39	57.52	100.00
Without MI:	370	61,881,824.11	2.58	8.036	98.46	554	84.67	64.40	0.00
85.01 to 90.00%
With MI:	1,543	373,551,559.26	15.60	7.282	90.32	641	89.66	49.65	100.00
Without MI:	440	76,344,055.59	3.19	7.859	96.93	594	89.58	64.86	0.00
90.01 to 95.00%
With MI:	817	193,458,413.19	8.08	7.526	91.50	658	94.80	68.32	100.00
Without MI:	246	41,136,564.34	1.72	7.856	97.48	612	94.70	77.24	0.00
95.01 to 100.00%
With MI:	155	32,138,325.21	1.34	8.137	90.11	687	99.95	46.98	100.00
Without MI:	88	12,403,329.57	0.52	8.424	94.70	641	99.64	57.99	0.00
Subtotal (First Lien):	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%

Second Lien Loans:
70.01 to 80.00%	2	$109,337.19	0.00%	9.788%	0.00%	668	75.96%	100.00%	0.00%
80.01 to 85.00%	1	49,925.85	0.00	9.100	0.00	714	81.19	100.00	0.00
85.01 to 90.00%	5	156,890.71	0.01	9.464	0.00	687	89.64	79.94	0.00
90.01 to 95.00%	26	1,332,628.96	0.06	10.362	0.00	649	94.24	35.73	0.00
95.01 to 100.00%	2,051	109,256,125.58	4.56	10.675	0.00	658	99.98	33.56	0.00
Subtotal (Second Lien):	2,085	$110,904,908.29	4.63%	10.668%	0.00%	658	99.87%	33.74%	0.00%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	4,099	$937,947,949.04	39.16%	7.290%	86.96%	633	84.93%	55.97%	87.69%
60.01 to 70.00%	862	189,801,008.70	7.92	6.997	77.79	598	66.41	55.14	0.00
70.01 to 80.00%	4,225	964,731,652.66	40.28	6.913	90.65	635	78.93	48.74	0.00
80.01 to 85.00%	370	61,881,824.11	2.58	8.036	98.46	554	84.67	64.40	0.00
85.01 to 90.00%	440	76,344,055.59	3.19	7.859	96.93	594	89.58	64.86	0.00
90.01 to 95.00%	246	41,136,564.34	1.72	7.856	97.48	612	94.70	77.24	0.00
95.01 to 100.00%	88	12,403,329.57	0.52	8.424	94.70	641	99.64	57.99	0.00
Subtotal (First Lien):	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%

Second Lien Loans:
70.01 to 80.00%	2	$109,337.19	0.00%	9.788%	0.00%	668	75.96%	100.00%	0.00%
80.01 to 85.00%	1	49,925.85	0.00	9.100	0.00	714	81.19	100.00	0.00
85.01 to 90.00%	5	156,890.71	0.01	9.464	0.00	687	89.64	79.94	0.00
90.01 to 95.00%	26	1,332,628.96	0.06	10.362	0.00	649	94.24	35.73	0.00
95.01 to 100.00%	2,051	109,256,125.58	4.56	10.675	0.00	658	99.98	33.56	0.00
Subtotal (Second Lien):	2,085	$110,904,908.29	4.63%	10.668%	0.00%	658	99.87%	33.74%	0.00%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

*Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	649	$114,735,137.01	4.79%	6.886%	68.35%	596	49.89%	55.51%	0.00%
60.01 to 70.00%	847	186,442,952.58	7.78	6.991	77.52	598	66.40	55.57	0.00
70.01 to 80.00%	1,820	404,695,415.61	16.90	7.146	83.50	599	77.50	59.19	0.00
80.01 to 85.00%
With MI:	898	215,399,515.03	8.99	7.185	86.16	607	84.38	57.92	100.00
Without MI:	321	57,201,353.79	2.39	7.994	98.47	555	84.18	63.45	0.00
85.01 to 90.00%
With MI:	1,493	364,827,084.46	15.23	7.265	90.22	641	89.65	49.59	100.00
Without MI:	419	75,050,399.91	3.13	7.820	96.41	596	89.18	64.53	0.00
90.01 to 95.00%
With MI:	834	196,447,127.03	8.20	7.536	91.44	657	94.64	67.84	100.00
Without MI:	361	62,348,507.83	2.60	7.662	95.04	615	90.01	67.88	0.00
95.01 to 100.00%
With MI:	222	45,839,432.37	1.91	7.940	91.95	679	96.42	48.61	100.00
Without MI:	2,466	561,259,458.39	23.43	6.789	96.08	659	80.43	41.53	0.00
Subtotal (First Lien):	10,330	$2,284,246,384.01	95.37%	7.162%	88.63%	627	81.26%	53.77%	36.01%

Second Lien Loans:
70.01 to 80.00%	2	$109,337.19	0.00%	9.788%	0.00%	668	75.96%	100.00%	0.00%
80.01 to 85.00%	1	49,925.85	0.00	9.100	0.00	714	81.19	100.00	0.00
85.01 to 90.00%	5	156,890.71	0.01	9.464	0.00	687	89.64	79.94	0.00
90.01 to 95.00%	26	1,332,628.96	0.06	10.362	0.00	649	94.24	35.73	0.00
95.01 to 100.00%	2,051	109,256,125.58	4.56	10.675	0.00	658	99.98	33.56	0.00
Subtotal (Second Lien):	2,085	$110,904,908.29	4.63%	10.668%	0.00%	658	99.87%	33.74%	0.00%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
440 - 499	14	$1,141,887.70	0.05%	8.102%	65.50%	486	78.16%	34.34%	0.00%
500 - 520	551	96,552,778.77	4.03	8.360	93.76	511	75.29	80.52	12.77
521 - 540	589	107,142,642.36	4.47	7.907	91.84	531	76.16	74.37	21.53
541 - 560	755	147,444,326.94	6.16	7.667	91.65	552	77.59	67.78	28.18
561 - 580	872	177,210,454.64	7.40	7.532	88.20	571	78.82	63.86	32.95
581 - 600	1,105	215,934,264.34	9.02	7.251	89.23	591	80.49	65.77	32.36
601 - 620	1,516	295,728,673.83	12.35	7.182	85.11	611	81.93	59.43	33.56
621 - 640	1,994	361,562,991.53	15.10	7.356	81.89	630	83.87	45.38	33.83
641 - 660	1,608	310,639,455.44	12.97	7.196	81.17	650	83.92	45.52	39.48
661 - 680	1,193	239,091,832.16	9.98	7.119	81.60	670	84.63	43.38	39.60
681 - 700	896	171,518,131.38	7.16	7.066	80.52	690	85.34	37.07	42.03
701 - 720	524	101,387,950.92	4.23	7.088	80.31	709	84.41	35.65	37.70
721 - 740	331	72,833,137.86	3.04	7.094	82.11	730	84.71	38.62	42.31
741 - 760	234	48,304,060.85	2.02	6.985	80.17	750	84.19	43.39	38.88
761 - 780	148	30,929,060.40	1.29	7.041	82.07	769	85.73	40.52	41.68
781 >=	85	17,729,643.18	0.74	7.067	69.50	794	81.95	35.63	31.63
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	9,082	$1,700,626,093.00	71.00%	7.308%	83.35%	625	81.74%	53.98%	33.11%
PUD	1,289	266,264,822.90	11.12	7.357	86.21	625	82.77	56.43	31.73
2-4 Family	966	241,224,225.69	10.07	7.447	90.50	646	83.14	44.14	42.52
Condo	1,078	187,036,150.71	7.81	7.273	85.15	643	83.42	48.53	38.72
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$561,213,216.40	$86,986,113.87	$1,208,226,416.91	$4,875,637.13	$0.00	$0.00	$1,861,301,384.31
Fixed Rate	90,884,376.91	19,184,753.53	16,893,429.86	186,329,939.99	0.00	0.00	313,292,500.29
3/27 ARM (Libor)	56,032,133.58	5,370,979.51	3,233,590.54	90,218,885.24	0.00	0.00	154,855,588.87
Balloon	13,601,397.16	980,417.21	2,792,065.39	39,891,811.25	0.00	0.00	57,265,691.01
5/25 ARM (Libor)	1,733,666.32	561,080.02	73,316.39	5,891,851.79	0.00	0.00	8,259,914.52
2/18 ARM (Libor)	0.00	0.00	176,213.30	0.00	0.00	0.00	176,213.30
Total:	$723,464,790.37	$113,083,344.14	$1,231,395,032.39	$327,208,125.40	$0.00	$0.00	$2,395,151,292.30

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	30.15%	4.67%	64.91%	0.26%	0.00%	0.00%	77.71%
Fixed Rate	29.01	6.12	5.39	59.47	0.00	0.00	13.08
3/27 ARM (Libor)	36.18	3.47	2.09	58.26	0.00	0.00	6.47
Balloon	23.75	1.71	4.88	69.66	0.00	0.00	2.39
5/25 ARM (Libor)	20.99	6.79	0.89	71.33	0.00	0.00	0.34
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	30.21%	4.72%	51.41%	13.66%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	6,460	$1,468,059,451.67	61.29%	6.994%	83.66%	627	80.60%	54.06%	34.32%
None	4,517	723,464,790.37	30.21	7.930	85.56	635	84.91	47.07	35.16
2% of UPB	481	78,142,372.79	3.26	7.472	92.02	628	82.94	60.71	33.80
5% 4% 3% 2% 1% of UPB	158	23,619,868.06	0.99	7.432	73.59	607	79.77	59.15	24.77
1% of Orig. Bal.	225	22,989,958.80	0.96	7.905	89.71	608	87.62	73.11	37.73
Other	574	78,874,850.61	3.29	7.574	85.51	615	83.16	67.36	29.67
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	6,767	$1,265,559,605.00	52.84%	7.092%	82.39%	615	82.08%	100.00%	36.44%
Stated	5,229	1,043,669,618.31	43.57	7.594	87.28	644	82.09	0.00	32.45
Limited	417	85,100,597.02	3.55	7.481	82.51	635	83.25	0.00	26.65
No Documentation	2	821,471.97	0.03	6.252	100.00	602	78.17	0.00	0.00
Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	10	$2,468,413.93	0.10%	6.993%	100.00%	670	86.73%	100.00%	57.37%
5.01 to 10.00	28	5,333,039.83	0.22	7.434	90.91	640	83.00	100.00	34.32
10.01 to 15.00	64	12,318,695.27	0.51	7.575	84.54	614	82.61	100.00	39.25
15.01 to 20.00	134	23,000,559.79	0.96	7.307	78.99	613	80.56	100.00	39.72
20.01 to 25.00	296	46,021,118.27	1.92	7.141	78.62	618	80.53	100.00	28.54
25.01 to 30.00	475	72,200,321.04	3.01	7.287	82.74	612	81.09	100.00	40.95
30.01 to 35.00	767	136,119,640.86	5.68	7.094	80.01	617	81.20	100.00	36.73
35.01 to 40.00	1,006	177,984,766.81	7.43	7.139	80.54	615	82.08	100.00	35.60
40.01 to 45.00	1,402	261,691,821.33	10.93	7.087	82.32	616	82.88	100.00	38.12
45.01 to 50.00	2,142	427,827,517.56	17.86	7.014	83.52	618	83.51	100.00	37.67
50.01 to 55.00	440	99,840,842.74	4.17	7.078	85.53	596	76.80	100.00	27.05
55.01 to 60.00	3	752,867.57	0.03	5.699	59.31	625	58.03	100.00	0.00
Subtotal (Full Doc):	6,767	$1,265,559,605.00	52.84%	7.092%	82.39%	615	82.08%	100.00%	36.44%

Non-Full Doc Loans:
Not Available	11	$2,721,844.47	0.11%	7.237%	94.93%	654	79.68%	0.00%	0.00%
0.01 to 5.00	1	48,054.92	0.00	11.600	0.00	665	100.00	0.00	0.00
5.01 to 10.00	11	1,434,924.73	0.06	8.686	68.53	693	92.06	0.00	63.11
10.01 to 15.00	40	6,206,878.36	0.26	7.649	82.23	628	74.12	0.00	32.68
15.01 to 20.00	88	13,142,273.72	0.55	8.020	87.72	643	81.07	0.00	40.29
20.01 to 25.00	171	28,262,961.47	1.18	7.553	88.75	643	78.78	0.00	32.93
25.01 to 30.00	337	50,750,130.40	2.12	7.663	88.26	640	80.44	0.00	32.42
30.01 to 35.00	575	101,893,907.65	4.25	7.580	88.44	643	81.36	0.00	32.09
35.01 to 40.00	984	192,928,319.97	8.05	7.578	84.51	645	81.48	0.00	31.94
40.01 to 45.00	1,428	282,218,525.05	11.78	7.561	87.45	644	82.46	0.00	30.56
45.01 to 50.00	1,862	410,561,876.78	17.14	7.601	87.46	644	83.29	0.00	32.59
50.01 to 55.00	138	39,039,254.48	1.63	7.368	83.67	636	80.08	0.00	32.66
55.01 to 60.00	2	382,735.30	0.02	8.178	50.50	714	85.05	0.00	50.50
Subtotal (Non-Full Doc):	5,648	$1,129,591,687.30	47.16%	7.585%	86.93%	643	82.18%	0.00%	31.98%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	156	$49,264,188.01	2.06%	5.389%	100.00%	674	76.64%	80.76%	23.54%
5.501 to 6.000	646	191,275,022.53	7.99	5.860	100.00	652	78.48	75.10	22.18
6.001 to 6.500	1,079	294,198,992.28	12.28	6.318	100.00	645	79.68	60.08	27.40
6.501 to 7.000	1,706	436,601,419.16	18.23	6.804	100.00	633	81.19	48.38	34.22
7.001 to 7.500	1,513	342,719,639.79	14.31	7.295	100.00	621	82.46	45.59	37.78
7.501 to 8.000	1,597	344,622,069.70	14.39	7.785	100.00	613	83.81	42.20	46.55
8.001 to 8.500	879	157,725,327.44	6.59	8.270	100.00	603	84.44	47.40	48.57
8.501 to 9.000	815	130,980,917.89	5.47	8.763	100.00	594	85.51	48.29	43.29
9.001 to 9.500	338	46,434,800.89	1.94	9.247	100.00	591	86.13	43.02	44.25
9.501 to 10.000	167	21,324,525.53	0.89	9.706	100.00	595	84.92	37.90	36.92
10.001 to 10.500	44	4,668,445.05	0.19	10.303	100.00	557	80.09	30.24	14.79
10.501 to 11.000	28	3,102,754.32	0.13	10.758	100.00	548	76.93	35.40	5.35
Greater than 11.000	15	1,674,998.41	0.07	11.476	100.00	525	70.65	59.41	0.00
Subtotal (ARM Loans):	8,983	$2,024,593,101.00	84.53%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Fixed Rate Loans:
Less than 5.501	3	$566,967.37	0.02%	5.343%	0.00%	633	57.16%	100.00%	0.00%
5.501 to 6.000	207	53,018,958.22	2.21	5.982	0.00	674	71.50	76.72	21.93
6.001 to 6.500	277	66,235,298.03	2.77	6.312	0.00	650	75.05	75.35	30.59
6.501 to 7.000	305	64,383,183.91	2.69	6.795	0.00	634	76.70	69.90	33.87
7.001 to 7.500	175	28,210,625.68	1.18	7.283	0.00	621	78.49	67.13	41.03
7.501 to 8.000	157	23,664,559.12	0.99	7.795	0.00	609	79.85	60.72	41.52
8.001 to 8.500	108	10,930,558.78	0.46	8.289	0.00	603	80.25	64.01	43.10
8.501 to 9.000	150	12,253,218.62	0.51	8.783	0.00	615	88.00	67.66	36.42
9.001 to 9.500	209	12,096,425.01	0.51	9.321	0.00	668	96.34	76.68	7.15
9.501 to 10.000	327	18,165,237.60	0.76	9.861	0.00	661	98.13	50.94	4.27
10.001 to 10.500	304	17,186,094.59	0.72	10.312	0.00	652	99.42	56.57	0.00
10.501 to 11.000	429	22,665,168.36	0.95	10.793	0.00	664	99.89	23.16	0.00
Greater than 11.000	781	41,181,896.01	1.72	11.595	0.00	636	99.72	11.31	0.15
Subtotal (Fixed Rate):	3,432	$370,558,191.30	15.47%	7.975%	0.00%	644	83.17%	60.15%	23.20%

Total:	12,415	$2,395,151,292.30	100.00%	7.325%	84.53%	628	82.12%	52.84%	34.34%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	2	$466,895.28	0.02%	6.668%	100.00%	665	86.45%	43.33%	43.33%
3.001 - 3.500	1	168,747.60	0.01	6.500	100.00	654	90.00	100.00	100.00
3.501 - 4.000	63	10,879,820.70	0.54	7.078	100.00	656	81.35	36.06	21.71
4.001 - 4.500	90	15,755,077.07	0.78	7.764	100.00	624	85.30	65.18	41.21
4.501 - 5.000	760	142,110,127.48	7.02	7.508	100.00	623	82.24	52.78	35.32
5.001 - 5.500	1,377	373,544,821.20	18.45	6.920	100.00	620	81.70	56.56	45.75
5.501 - 6.000	4,785	1,077,718,756.60	53.23	7.128	100.00	634	83.52	54.64	41.70
6.001 - 6.500	1,380	307,023,493.05	15.16	7.375	100.00	622	78.93	28.24	13.90
6.501 - 7.000	374	71,348,229.85	3.52	7.983	100.00	563	71.86	70.28	12.26
7.001 - 7.500	70	13,727,266.61	0.68	8.121	100.00	568	72.71	74.36	8.90
7.501 - 8.000	43	7,001,200.56	0.35	8.703	100.00	587	86.04	46.10	40.31
8.001 - 8.500	19	2,018,198.37	0.10	9.015	100.00	577	89.20	63.19	53.43
8.501 - 9.000	18	2,708,988.25	0.13	9.297	100.00	563	84.11	47.02	9.16
9.001 - 9.500	1	121,478.38	0.01	9.440	100.00	528	74.15	100.00	0.00
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	36	$6,288,327.28	0.31%	7.501%	100.00%	624	83.94%	59.89%	28.23%
1.500	3,703	755,288,686.49	37.31	7.217	100.00	615	80.69	51.85	31.53
2.000	2,189	544,357,992.69	26.89	7.226	100.00	623	82.88	53.29	42.60
2.890	1	185,119.20	0.01	10.100	100.00	529	70.00	0.00	0.00
3.000	3,027	712,699,727.56	35.20	7.177	100.00	638	82.52	50.00	37.08
5.000	27	5,773,247.78	0.29	6.894	100.00	689	80.29	14.60	7.21
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	5,244	$1,264,283,079.81	62.45%	7.200%	100.00%	632	82.69%	51.16%	39.39%
1.500	3,734	758,897,671.37	37.48	7.217	100.00	615	80.67	52.09	31.41
2.000	5	1,412,349.82	0.07	6.133	100.00	631	79.84	38.96	14.32
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	2	$294,183.17	0.01%	6.536%	100.00%	647	90.23%	68.77%	68.77%
11.001 - 11.500	14	3,949,929.66	0.20	5.820	100.00	678	79.57	44.77	9.84
11.501 - 12.000	37	10,646,564.67	0.53	6.001	100.00	649	78.68	73.15	17.40
12.001 - 12.500	207	63,096,404.74	3.12	5.664	100.00	669	77.74	72.86	23.13
12.501 - 13.000	733	212,763,059.64	10.51	6.018	100.00	652	78.96	69.64	23.11
13.001 - 13.500	1,092	292,965,326.51	14.47	6.370	100.00	643	79.77	59.46	28.41
13.501 - 14.000	1,681	426,032,018.93	21.04	6.843	100.00	632	81.23	48.33	34.87
14.001 - 14.500	1,462	329,685,459.67	16.28	7.313	100.00	620	82.43	46.21	37.77
14.501 - 15.000	1,553	333,952,992.30	16.49	7.806	100.00	613	84.00	42.64	47.28
15.001 - 15.500	864	154,181,290.51	7.62	8.283	100.00	603	84.52	47.77	49.02
15.501 - 16.000	784	124,381,607.15	6.14	8.775	100.00	593	85.37	49.03	42.47
16.001 - 16.500	319	43,717,500.43	2.16	9.251	100.00	590	85.84	43.52	43.73
16.501 - 17.000	151	19,965,443.15	0.99	9.710	100.00	599	84.83	34.43	39.62
17.001 - 17.500	42	4,349,438.73	0.21	10.314	100.00	560	81.44	29.38	15.88
17.501 - 18.000	27	2,936,883.33	0.15	10.766	100.00	543	75.63	37.40	0.00
18.001 - 18.500	10	1,158,336.61	0.06	11.357	100.00	528	72.19	65.24	0.00
18.501 - 19.000	4	477,672.90	0.02	11.719	100.00	511	67.79	41.96	0.00
19.001 - 19.500	1	38,988.90	0.00	12.025	100.00	599	60.00	100.00	0.00
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	61	$18,788,838.21	0.93%	5.522%	100.00%	667	75.85%	81.56%	25.30%
5.501 - 6.000	707	211,759,671.84	10.46	5.795	100.00	655	78.59	76.86	24.00
6.001 - 6.500	1,104	301,794,551.55	14.91	6.298	100.00	646	79.70	59.16	26.56
6.501 - 7.000	1,712	437,928,514.89	21.63	6.802	100.00	633	81.11	48.60	33.96
7.001 - 7.500	1,521	344,748,819.60	17.03	7.291	100.00	621	82.32	46.00	37.60
7.501 - 8.000	1,594	344,053,856.69	16.99	7.786	100.00	613	83.83	42.21	46.62
8.001 - 8.500	879	157,725,327.44	7.79	8.270	100.00	603	84.44	47.40	48.57
8.501 - 9.000	814	130,812,762.39	6.46	8.761	100.00	594	85.42	48.36	42.96
9.001 - 9.500	337	46,210,035.08	2.28	9.247	100.00	591	86.21	42.74	44.46
9.501 - 10.000	167	21,324,525.53	1.05	9.706	100.00	595	84.92	37.90	36.92
10.001 - 10.500	44	4,668,445.05	0.23	10.303	100.00	557	80.09	30.24	14.79
10.501 - 11.000	28	3,102,754.32	0.15	10.758	100.00	548	76.93	35.40	5.35
11.001 - 11.500	10	1,158,336.61	0.06	11.357	100.00	528	72.19	65.24	0.00
11.501 - 12.000	4	477,672.90	0.02	11.719	100.00	511	67.79	41.96	0.00
12.001 - 12.500	1	38,988.90	0.00	12.025	100.00	599	60.00	100.00	0.00
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	26	$4,121,211.94	0.20%	6.822%	100.00%	619	83.30%	71.96%	61.02%
13 - 24	8,197	1,857,909,024.13	91.77	7.237	100.00	624	81.97	50.85	36.24
25 - 36	715	154,302,950.41	7.62	6.841	100.00	638	81.60	58.58	37.29
37 >=	45	8,259,914.52	0.41	7.027	100.00	639	78.83	56.24	38.91
Total:	8,983	$2,024,593,101.00	100.00%	7.205%	100.00%	626	81.93%	51.50%	36.38%

SAIL 2005-9 Collateral Summary – Group 3

Total Number of Loans	6,230	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$1,424,480,419	Yes	34.3%
Average Loan Principal Balance	$228,649	No	65.7%
Fixed Rate	15.1%
Adjustable Rate	84.9%	Primary Mortgage Insurance Coverage
Prepayment Penalty	69.3%	(First Lien Loans with LTV > 80%)
Weighted Average Coupon	7.3%	Yes	81.4%
Weighted Average Margin	5.8%	No	18.6%
Weighted Average Initial Periodic Cap	2.3%
Weighted Average Periodic Cap	1.1%	Lien Position
Weighted Average Maximum Rate	14.0%	First	94.4%
Weighted Average Floor	7.1%	Second	5.6%
Weighted Average Original Term (mo.)	357
Weighted Average Remaining Term (mo.)	355	Loan Purpose
Weighted Average Loan Age (mo.)	2	Purchase	51.4%
Weighted Average Combined LTV	83.4%	Cash Out Refinance	44.4%
Weighted Average Effective Combined LTV	72.9%	Rate/Term Refinance	3.8%
Weighted Average Full Combined LTV	89.3%	Debt Consolidation	0.4%
% of Loans with Junior Liens	30.1%	Home Improvement	0.0%
Non-Zero Weighted Average FlCO	634
Non-Zero Weighted Average DTI	41.4%	Geographic Distribution
% IO Loans	33.1%	(Other states account individually for less than
		3% of the Statistical Cut-off Date principal balance)
Product Type		CA	50.8%
2/28 ARM (Libor)	78.2%	NY	6.6%
Fixed Rate	12.0%	IL	6.2%
3/27 ARM (Libor)	6.3%	FL	5.5%
Balloon	3.1%	AZ	3.7%
Other	0.4%
		Occupancy Status
Documentation Type		Primary Home	91.9%
Full	57.2%	Investment	7.4%
Stated	38.2%	Second Home	0.6%
Limited	4.6%
No Documentation	0.1%

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 3
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Non- IO Loans:
2/28 ARM (Libor)	2,831	$689,643,988.73	48.41%	7.377%	100.00%	614	83.06%	62.97%	40.38%
2/18 ARM (Libor)	1	176,213.30	0.01	6.450	100.00	535	80.00	100.00	0.00
3/27 ARM (Libor)	205	46,495,376.81	3.26	6.970	100.00	636	82.01	63.15	43.53
5/25 ARM (Libor)	30	5,504,621.26	0.39	6.853	100.00	642	78.42	75.76	38.81
Balloon	303	44,542,039.42	3.13	8.202	0.00	652	86.73	64.54	27.42
Fixed Rate	1,515	166,169,279.43	11.67	8.241	0.00	651	86.60	60.25	23.30
Subtotal (Non-IO):	4,885	$952,531,518.95	66.87%	7.543%	77.88%	623	83.77%	62.66%	36.93%

Interest-Only Loans:
2/28 ARM (Libor)	1,208	$424,962,231.48	29.83%	6.717%	100.00%	657	82.80%	44.53%	28.65%
3/27 ARM (Libor)	124	42,719,768.41	3.00	6.572	100.00	648	81.64	56.15	31.87
Fixed Rate	13	4,266,900.04	0.30	6.498	0.00	720	75.88	95.29	37.72
Subtotal (IO Loans):	1,345	$471,948,899.93	33.13%	6.702%	99.10%	657	82.64%	46.04%	29.02%

Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Interest-Only Loans:
24	291	$113,406,187.20	24.03%	6.583%	100.00%	654	82.90%	44.79%	28.92%
36	22	5,406,227.41	1.15	6.825	100.00	642	83.77	52.63	34.56
60	1,027	352,302,245.32	74.65	6.736	98.85	658	82.53	46.30	28.93
120	5	834,240.00	0.18	7.426	75.93	675	83.63	63.46	45.11
Total:	1,345	$471,948,899.93	100.00%	6.702%	99.10%	657	82.64%	46.04%	29.02%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
0.01 - 50,000.00	616	$22,495,763.25	1.58%	10.503%	12.40%	647	97.73%	53.12%	4.91%
50,000.01 - 100,000.00	1,048	78,408,823.05	5.50	9.457	37.25	637	91.71	54.42	12.67
100,000.01 - 150,000.00	845	105,378,510.37	7.40	8.024	71.92	622	83.71	69.93	22.79
150,000.01 - 200,000.00	697	121,956,615.10	8.56	7.327	87.23	623	82.00	75.44	33.01
200,000.01 - 250,000.00	593	133,435,636.75	9.37	7.225	91.02	626	81.61	66.18	33.10
250,000.01 - 300,000.00	566	155,534,812.08	10.92	7.086	88.84	633	82.06	58.55	32.26
300,000.01 - 350,000.00	339	110,106,290.73	7.73	7.107	89.93	638	83.33	51.74	37.18
350,000.01 - 400,000.00	498	187,081,990.64	13.13	6.920	90.70	636	82.41	46.99	36.72
400,000.01 - 450,000.00	371	157,938,445.75	11.09	6.904	91.90	635	83.47	50.22	42.60
450,000.01 - 500,000.00	271	128,872,395.81	9.05	6.888	94.15	641	83.26	44.42	44.74
500,000.01 - 550,000.00	178	93,502,320.75	6.56	6.860	91.03	641	83.61	54.58	43.52
550,000.01 - 600,000.00	118	68,230,533.93	4.79	6.889	90.78	636	83.23	55.65	39.89
600,000.01 - 650,000.00	43	26,966,325.63	1.89	6.382	83.79	662	81.50	69.70	39.51
650,000.01 >=	47	34,571,955.04	2.43	6.546	89.26	652	78.99	72.90	17.18
Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1st Lien	4,962	$1,344,489,862.22	94.38%	7.062%	89.96%	633	82.41%	58.61%	36.35%
2nd Lien	1,268	79,990,556.66	5.62	10.675	0.00	659	99.93	32.64	0.00
Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Purchase	3,638	$731,932,588.50	51.38%	7.454%	85.76%	656	85.37%	42.14%	27.21%
Cash Out Refinance	2,377	632,641,554.88	44.41	7.070	83.77	612	81.15	73.30	41.61
Rate/Term Refinance	195	53,491,466.90	3.76	7.008	84.99	612	82.41	72.08	40.15
Debt Consolidation	18	5,974,058.60	0.42	6.971	100.00	608	87.76	56.60	74.50
Home Improvement	2	440,750.00	0.03	6.067	100.00	671	90.00	17.36	100.00
Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Primary Home	5,630	$1,309,561,916.48	91.93%	7.211%	83.98%	632	82.92%	55.00%	31.33%
Investment	557	106,100,477.60	7.45	7.917	96.51	657	88.83	81.40	68.10
Second Home	43	8,818,024.80	0.62	7.383	82.91	665	88.23	85.16	70.07
Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	235	$20,319,259.83	1.43%	10.164%	0.00%	640	94.66%	22.95%	0.77%
181 - 240	34	4,185,482.49	0.29	7.592	4.21	625	80.85	75.25	44.39
241 - 360	5,961	1,399,975,676.56	98.28	7.221	86.38	634	83.24	57.59	34.77
Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 180	235	$20,319,259.83	1.43%	10.164%	0.00%	640	94.66%	22.95%	0.77%
181 - 240	34	4,185,482.49	0.29	7.592	4.21	625	80.85	75.25	44.39
241 - 360	5,961	1,399,975,676.56	98.28	7.221	86.38	634	83.24	57.59	34.77
Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
CA	2,369	$723,083,462.06	50.76%	6.938%	84.97%	639	82.32%	54.01%	33.59%
NY	334	93,908,083.42	6.59	7.451	83.63	646	84.94	41.47	43.19
IL	468	88,725,389.54	6.23	7.642	92.43	626	84.98	67.44	37.87
FL	544	78,223,499.12	5.49	7.774	77.41	624	84.59	57.08	34.12
AZ	303	53,164,836.84	3.73	7.588	83.98	628	83.55	65.79	33.18
NJ	160	39,471,548.49	2.77	7.453	96.01	632	83.81	47.72	39.62
MD	152	34,476,393.84	2.42	7.377	86.86	627	81.96	66.97	29.79
NV	147	31,095,821.63	2.18	7.599	88.97	621	83.16	58.63	30.81
HI	81	26,136,683.91	1.83	6.957	62.43	649	81.57	76.12	35.86
MA	75	20,760,161.88	1.46	7.468	94.09	642	82.12	25.30	35.38
Other	1,597	235,434,538.15	16.53	7.732	84.11	625	85.54	67.90	31.92
Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Original Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	202	$41,103,644.50	2.89%	6.822%	70.33%	598	50.18%	77.96%	0.00%
60.01 to 70.00%	307	83,432,276.89	5.86	6.889	75.76	594	66.70	73.91	0.00
70.01 to 80.00%	2,222	619,872,676.38	43.52	6.800	92.38	643	79.12	48.31	0.00
80.01 to 85.00%
With MI:	422	122,349,880.00	8.59	7.132	85.11	611	84.45	63.33	100.00
Without MI:	149	32,235,305.79	2.26	7.886	98.98	557	84.69	69.41	0.00
85.01 to 90.00%
With MI:	683	211,888,499.52	14.87	7.101	89.02	639	89.65	59.62	100.00
Without MI:	178	42,945,682.25	3.01	7.605	96.63	597	89.50	72.21	0.00
90.01 to 95.00%
With MI:	511	132,958,400.51	9.33	7.556	93.39	659	94.84	74.58	100.00
Without MI:	151	27,444,823.72	1.93	7.880	98.59	611	94.69	83.31	0.00
95.01 to 100.00%
With MI:	86	21,539,874.38	1.51	8.038	89.50	689	99.93	46.74	100.00
Without MI:	51	8,718,798.28	0.61	8.233	92.46	641	99.49	63.81	0.00
Subtotal (First Lien):	4,962	$1,344,489,862.22	94.38%	7.062%	89.96%	633	82.41%	58.61%	36.35%

Second Lien Loans:
80.01 to 85.00%	1	$49,925.85	0.00%	9.100%	0.00%	714	81.19%	100.00%	0.00%
85.01 to 90.00%	4	125,416.14	0.01	9.216	0.00	689	89.55	100.00	0.00
90.01 to 95.00%	7	436,618.17	0.03	10.082	0.00	638	94.38	74.82	0.00
95.01 to 100.00%	1,256	79,378,596.50	5.57	10.681	0.00	659	99.99	32.26	0.00
Subtotal (Second Lien):	1,268	$79,990,556.66	5.62%	10.675%	0.00%	659	99.93%	32.64%	0.00%

Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

*Includes the loan in the securitization and any senior liens.

Original Effective Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	1,904	$529,840,298.91	37.20%	7.239%	87.78%	636	87.11%	65.13%	92.24%
60.01 to 70.00%	307	83,432,276.89	5.86	6.889	75.76	594	66.70	73.91	0.00
70.01 to 80.00%	2,222	619,872,676.38	43.52	6.800	92.38	643	79.12	48.31	0.00
80.01 to 85.00%	149	32,235,305.79	2.26	7.886	98.98	557	84.69	69.41	0.00
85.01 to 90.00%	178	42,945,682.25	3.01	7.605	96.63	597	89.50	72.21	0.00
90.01 to 95.00%	151	27,444,823.72	1.93	7.880	98.59	611	94.69	83.31	0.00
95.01 to 100.00%	51	8,718,798.28	0.61	8.233	92.46	641	99.49	63.81	0.00
Subtotal (First Lien):	4,962	$1,344,489,862.22	94.38%	7.062%	89.96%	633	82.41%	58.61%	36.35%

Second Lien Loans:
80.01 to 85.00%	1	$49,925.85	0.00%	9.100%	0.00%	714	81.19%	100.00%	0.00%
85.01 to 90.00%	4	125,416.14	0.01	9.216	0.00	689	89.55	100.00	0.00
90.01 to 95.00%	7	436,618.17	0.03	10.082	0.00	638	94.38	74.82	0.00
95.01 to 100.00%	1,256	79,378,596.50	5.57	10.681	0.00	659	99.99	32.26	0.00
Subtotal (Second Lien):	1,268	$79,990,556.66	5.62%	10.675%	0.00%	659	99.93%	32.64%	0.00%

Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

* Combined LTV after taking mortgage insurance into account.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
First Lien Loans:
Less than 60.01%	201	$40,613,644.50	2.85%	6.813%	69.97%	597	50.08%	78.90%	0.00%
60.01 to 70.00%	298	80,675,156.15	5.66	6.880	74.93	594	66.73	75.48	0.00
70.01 to 80.00%	763	213,156,163.62	14.96	6.968	84.79	604	77.45	66.90	0.00
80.01 to 85.00%
With MI:	397	115,563,787.92	8.11	7.128	84.44	608	84.45	64.55	100.00
Without MI:	130	29,967,901.20	2.10	7.827	99.15	559	83.97	68.68	0.00
85.01 to 90.00%
With MI:	667	208,396,037.34	14.63	7.085	88.94	639	89.63	59.36	100.00
Without MI:	175	43,154,328.66	3.03	7.568	96.10	600	88.96	71.80	0.00
90.01 to 95.00%
With MI:	518	134,847,175.04	9.47	7.565	93.31	658	94.65	73.89	100.00
Without MI:	196	39,219,792.05	2.75	7.621	95.49	617	90.26	74.75	0.00
95.01 to 100.00%
With MI:	120	29,929,654.11	2.10	7.835	91.68	681	96.52	50.45	100.00
Without MI:	1,497	408,966,221.63	28.71	6.754	96.60	662	80.42	38.77	0.00
Subtotal (First Lien):	4,962	$1,344,489,862.22	94.38%	7.062%	89.96%	633	82.41%	58.61%	36.35%

Second Lien Loans:
80.01 to 85.00%	1	$49,925.85	0.00%	9.100%	0.00%	714	81.19%	100.00%	0.00%
85.01 to 90.00%	4	125,416.14	0.01	9.216	0.00	689	89.55	100.00	0.00
90.01 to 95.00%	7	436,618.17	0.03	10.082	0.00	638	94.38	74.82	0.00
95.01 to 100.00%	1,256	79,378,596.50	5.57	10.681	0.00	659	99.99	32.26	0.00
Subtotal (Second Lien):	1,268	$79,990,556.66	5.62%	10.675%	0.00%	659	99.93%	32.64%	0.00%

Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

*Includes all liens on the mortgaged property.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
440 - 499	11	$1,064,151.22	0.07%	7.967%	70.29%	487	76.56%	32.10%	0.00%
500 - 520	228	48,347,840.81	3.39	8.331	96.53	511	76.38	86.58	13.79
521 - 540	238	53,104,744.93	3.73	7.843	94.21	531	77.00	83.14	23.21
541 - 560	304	74,030,525.14	5.20	7.531	93.39	552	79.11	76.41	32.75
561 - 580	371	92,223,839.66	6.47	7.472	91.34	571	81.08	74.61	38.77
581 - 600	475	112,962,621.26	7.93	7.199	90.75	591	82.32	74.71	34.41
601 - 620	733	163,185,155.60	11.46	7.210	85.38	611	83.08	65.46	33.06
621 - 640	1,107	232,953,717.05	16.35	7.350	82.59	630	84.84	49.08	33.43
641 - 660	861	198,556,336.74	13.94	7.157	81.92	651	84.55	48.29	37.85
661 - 680	641	150,758,943.39	10.58	7.093	81.38	670	85.13	49.02	34.05
681 - 700	505	115,528,769.55	8.11	7.036	81.83	690	86.20	41.52	42.05
701 - 720	288	64,025,918.70	4.49	7.031	79.41	710	84.57	40.71	33.17
721 - 740	209	52,169,601.48	3.66	7.035	83.83	730	85.36	43.63	40.45
741 - 760	133	33,433,175.05	2.35	6.819	77.21	750	84.42	49.70	33.45
761 - 780	84	21,214,528.47	1.49	6.942	79.13	769	85.14	47.16	34.55
781 >=	42	10,920,549.83	0.77	6.956	67.55	792	82.26	33.44	28.56
Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Single Family	4,521	$1,016,920,209.64	71.39%	7.247%	84.18%	631	83.06%	56.65%	33.40%
PUD	695	166,386,932.42	11.68	7.304	86.14	630	83.62	60.55	31.29
2-4 Family	501	137,760,063.87	9.67	7.406	88.99	653	85.00	57.39	43.88
Condo	513	103,413,212.95	7.26	7.186	84.60	647	84.22	56.28	35.41
Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$332,810,819.46	$58,154,830.47	$719,100,740.01	$4,539,830.27	$0.00	$0.00	$1,114,606,220.21
Fixed Rate	61,402,106.05	8,391,037.03	11,175,756.80	89,467,279.59	0.00	0.00	170,436,179.47
3/27 ARM (Libor)	30,583,431.92	3,616,799.78	2,848,770.30	52,166,143.22	0.00	0.00	89,215,145.22
Balloon	10,840,770.88	851,473.08	2,240,728.49	30,609,066.97	0.00	0.00	44,542,039.42
5/25 ARM (Libor)	1,340,120.70	207,318.44	0.00	3,957,182.12	0.00	0.00	5,504,621.26
2/18 ARM (Libor)	0.00	0.00	176,213.30	0.00	0.00	0.00	176,213.30
Total:	$436,977,249.01	$71,221,458.80	$735,542,208.90	$180,739,502.17	$0.00	$0.00	$1,424,480,418.88

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	29.86%	5.22%	64.52%	0.41%	0.00%	0.00%	78.25%
Fixed Rate	36.03	4.92	6.56	52.49	0.00	0.00	11.96
3/27 ARM (Libor)	34.28	4.05	3.19	58.47	0.00	0.00	6.26
Balloon	24.34	1.91	5.03	68.72	0.00	0.00	3.13
5/25 ARM (Libor)	24.35	3.77	0.00	71.89	0.00	0.00	0.39
2/18 ARM (Libor)	0.00	0.00	100.00	0.00	0.00	0.00	0.01
Total:	30.68%	5.00%	51.64%	12.69%	0.00%	0.00%	100.00%

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	3,322	$904,771,465.04	63.52%	6.911%	85.56%	633	82.11%	58.73%	34.58%
None	2,417	436,977,249.01	30.68	7.943	83.47	640	85.84	51.41	33.66
2% of UPB	174	32,957,196.18	2.31	7.592	90.80	621	84.54	68.18	38.78
1% of Amount Prepaid	80	10,584,788.84	0.74	7.894	97.18	614	89.46	83.56	34.02
2 Mo. Int. on Amount Prepaid > 33% Orig. Bal.	26	7,596,486.54	0.53	6.701	72.17	623	74.32	86.47	32.86
Other	211	31,593,233.27	2.22	7.589	79.05	620	85.19	64.13	31.52
Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full	3,683	$814,124,891.26	57.15%	7.079%	83.67%	621	82.95%	100.00%	38.45%
Stated	2,260	544,353,233.23	38.21	7.519	87.02	653	84.10	0.00	29.36
Limited	285	65,180,822.42	4.58	7.465	82.55	642	83.16	0.00	24.33
No Documentation	2	821,471.97	0.06	6.252	100.00	602	78.17	0.00	0.00
Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Full Doc Loans:
0.01 to 5.00	9	$2,316,636.89	0.16%	6.955%	100.00%	670	86.19%	100.00%	54.58%
5.01 to 10.00	26	5,158,343.33	0.36	7.450	90.60	638	82.95	100.00	33.13
10.01 to 15.00	53	10,872,950.89	0.76	7.634	84.17	618	83.60	100.00	38.65
15.01 to 20.00	84	15,995,765.60	1.12	7.331	81.61	622	81.72	100.00	41.89
20.01 to 25.00	176	30,183,095.81	2.12	7.185	77.69	629	82.43	100.00	33.48
25.01 to 30.00	246	42,749,493.57	3.00	7.353	85.35	618	82.56	100.00	43.96
30.01 to 35.00	407	87,574,513.89	6.15	7.023	80.99	627	82.41	100.00	40.86
35.01 to 40.00	545	110,285,560.93	7.74	7.153	82.88	622	83.29	100.00	37.17
40.01 to 45.00	745	163,979,953.02	11.51	7.032	82.68	623	83.28	100.00	38.54
45.01 to 50.00	1,145	277,042,929.42	19.45	6.989	84.48	622	83.89	100.00	39.33
50.01 to 55.00	247	67,965,647.91	4.77	7.124	88.44	600	79.03	100.00	31.39
Subtotal (Full Doc):	3,683	$814,124,891.26	57.15%	7.079%	83.67%	621	82.95%	100.00%	38.45%

Non-Full Doc Loans:
Not Available	11	$2,721,844.47	0.19%	7.237%	94.93%	654	79.68%	0.00%	0.00%
0.01 to 5.00	1	48,054.92	0.00	11.600	0.00	665	100.00	0.00	0.00
5.01 to 10.00	8	1,247,632.88	0.09	8.809	74.71	697	94.55	0.00	68.47
10.01 to 15.00	14	1,972,974.43	0.14	8.065	76.74	636	81.19	0.00	27.43
15.01 to 20.00	24	3,458,410.35	0.24	8.155	84.87	657	88.54	0.00	49.54
20.01 to 25.00	63	12,952,727.44	0.91	7.195	86.21	659	79.43	0.00	26.65
25.01 to 30.00	115	20,209,122.82	1.42	7.678	83.99	657	84.52	0.00	33.20
30.01 to 35.00	211	46,357,967.89	3.25	7.452	88.01	654	83.83	0.00	30.96
35.01 to 40.00	424	97,096,787.93	6.82	7.568	83.03	651	83.88	0.00	29.70
40.01 to 45.00	675	158,560,853.07	11.13	7.486	87.38	651	83.91	0.00	26.17
45.01 to 50.00	930	240,977,138.11	16.92	7.517	87.44	652	84.39	0.00	28.65
50.01 to 55.00	70	24,562,541.50	1.72	7.368	87.69	643	82.86	0.00	35.43
55.01 to 60.00	1	189,471.81	0.01	7.875	0.00	721	80.00	0.00	0.00
Subtotal (Non-Full Doc):	2,547	$610,355,527.62	42.85%	7.512%	86.56%	652	83.99%	0.00%	28.79%

Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
Adjustable Rate Loans:
Less than 5.501	90	$32,914,235.71	2.31%	5.380%	100.00%	679	78.54%	82.78%	24.18%
5.501 to 6.000	378	131,063,679.24	9.20	5.861	100.00	656	79.81	75.44	21.58
6.001 to 6.500	566	188,033,126.19	13.20	6.322	100.00	648	80.35	57.85	25.03
6.501 to 7.000	933	283,117,020.13	19.88	6.804	100.00	638	82.21	48.84	33.34
7.001 to 7.500	770	205,285,660.80	14.41	7.292	100.00	625	83.66	52.55	39.03
7.501 to 8.000	768	199,053,279.76	13.97	7.784	100.00	616	84.91	48.74	47.78
8.001 to 8.500	350	76,488,375.67	5.37	8.275	100.00	606	85.69	57.89	52.47
8.501 to 9.000	303	58,974,265.93	4.14	8.757	100.00	598	87.93	62.77	51.51
9.001 to 9.500	146	21,487,220.60	1.51	9.242	100.00	588	87.40	63.45	43.29
9.501 to 10.000	65	9,184,476.99	0.64	9.699	100.00	573	85.01	63.59	34.33
10.001 to 10.500	15	2,168,545.48	0.15	10.264	100.00	554	82.48	43.81	14.10
10.501 to 11.000	7	737,180.50	0.05	10.786	100.00	582	85.15	56.59	0.00
Greater than 11.000	8	995,132.99	0.07	11.516	100.00	532	70.12	100.00	0.00
Subtotal (ARM Loans):	4,399	$1,209,502,199.99	84.91%	7.099%	100.00%	631	82.86%	56.32%	36.06%

Fixed Rate Loans:
Less than 5.501	1	$178,419.38	0.01%	5.000%	0.00%	557	85.71%	100.00%	0.00%
5.501 to 6.000	92	30,128,340.70	2.12	5.979	0.00	689	73.45	84.54	28.76
6.001 to 6.500	138	38,753,211.24	2.72	6.311	0.00	653	77.47	85.28	36.07
6.501 to 7.000	133	33,826,214.39	2.37	6.790	0.00	639	79.70	76.83	39.80
7.001 to 7.500	60	12,182,832.40	0.86	7.282	0.00	632	81.16	73.01	51.12
7.501 to 8.000	61	11,320,394.09	0.79	7.812	0.00	627	83.93	61.27	54.12
8.001 to 8.500	29	3,207,384.51	0.23	8.306	0.00	611	82.63	74.39	49.85
8.501 to 9.000	66	5,868,910.55	0.41	8.791	0.00	631	91.02	68.27	28.89
9.001 to 9.500	124	8,221,123.45	0.58	9.324	0.00	685	97.91	73.75	3.84
9.501 to 10.000	187	12,583,448.98	0.88	9.878	0.00	666	99.03	50.90	3.20
10.001 to 10.500	196	12,685,526.63	0.89	10.307	0.00	656	99.88	55.54	0.00
10.501 to 11.000	265	16,591,713.10	1.16	10.788	0.00	663	99.93	21.89	0.00
Greater than 11.000	479	29,430,699.47	2.07	11.589	0.00	636	99.79	9.76	0.21
Subtotal (Fixed Rate):	1,831	$214,978,218.89	15.09%	8.198%	0.00%	653	86.41%	61.83%	24.44%

Total:	6,230	$1,424,480,418.88	100.00%	7.265%	84.91%	634	83.39%	57.15%	34.31%

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 3.000	2	$466,895.28	0.04%	6.668%	100.00%	665	86.45%	43.33%	43.33%
3.001 - 3.500	1	168,747.60	0.01	6.500	100.00	654	90.00	100.00	100.00
3.501 - 4.000	36	7,306,751.74	0.60	7.020	100.00	675	80.99	24.84	15.54
4.001 - 4.500	49	9,653,296.53	0.80	7.740	100.00	615	86.28	80.63	41.91
4.501 - 5.000	335	76,029,449.60	6.29	7.397	100.00	627	83.24	62.53	34.40
5.001 - 5.500	861	255,720,210.04	21.14	6.878	100.00	620	82.79	69.26	47.02
5.501 - 6.000	2,042	601,340,242.87	49.72	6.989	100.00	643	84.36	56.50	40.54
6.001 - 6.500	762	198,276,039.39	16.39	7.272	100.00	629	79.91	31.00	13.88
6.501 - 7.000	210	43,403,340.53	3.59	7.908	100.00	568	74.03	82.24	18.37
7.001 - 7.500	25	6,283,851.48	0.52	7.938	100.00	573	80.71	70.37	19.43
7.501 - 8.000	42	6,857,092.22	0.57	8.718	100.00	587	86.06	44.97	39.05
8.001 - 8.500	17	1,718,371.81	0.14	9.098	100.00	586	90.09	56.76	48.21
8.501 - 9.000	16	2,156,432.52	0.18	9.378	100.00	561	87.91	48.72	11.50
9.001 - 9.500	1	121,478.38	0.01	9.440	100.00	528	74.15	100.00	0.00
Total:	4,399	$1,209,502,199.99	100.00%	7.099%	100.00%	631	82.86%	56.32%	36.06%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	8	$1,782,249.30	0.15%	7.151%	100.00%	651	81.13%	50.33%	11.34%
1.500	1,002	317,780,607.95	26.27	6.946	100.00	636	82.10	40.07	29.87
2.000	1,382	379,953,655.61	31.41	7.171	100.00	620	83.51	67.12	42.45
2.890	1	185,119.20	0.02	10.100	100.00	529	70.00	0.00	0.00
3.000	1,979	504,027,320.15	41.67	7.141	100.00	636	82.89	58.94	35.59
5.000	27	5,773,247.78	0.48	6.894	100.00	689	80.29	14.60	7.21
Total:	4,399	$1,209,502,199.99	100.00%	7.099%	100.00%	631	82.86%	56.32%	36.06%

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1.000	3,361	$886,700,257.34	73.31%	7.154%	100.00%	630	83.16%	61.99%	38.44%
1.500	1,033	321,389,592.83	26.57	6.949	100.00	636	82.05	40.76	29.60
2.000	5	1,412,349.82	0.12	6.133	100.00	631	79.84	38.96	14.32
Total:	4,399	$1,209,502,199.99	100.00%	7.099%	100.00%	631	82.86%	56.32%	36.06%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
10.501 - 11.000	2	$294,183.17	0.02%	6.536%	100.00%	647	90.23%	68.77%	68.77%
11.001 - 11.500	14	3,949,929.66	0.33	5.820	100.00	678	79.57	44.77	9.84
11.501 - 12.000	34	9,991,961.06	0.83	6.010	100.00	652	78.61	71.39	15.87
12.001 - 12.500	134	44,979,099.36	3.72	5.730	100.00	670	79.16	70.63	21.69
12.501 - 13.000	460	151,839,114.31	12.55	6.074	100.00	655	80.25	67.92	22.74
13.001 - 13.500	578	187,267,955.19	15.48	6.398	100.00	646	80.59	57.44	27.03
13.501 - 14.000	905	272,260,081.37	22.51	6.859	100.00	635	82.37	49.04	34.57
14.001 - 14.500	722	192,758,475.05	15.94	7.317	100.00	624	83.64	53.92	38.96
14.501 - 15.000	732	189,428,302.51	15.66	7.818	100.00	615	85.20	49.57	48.97
15.001 - 15.500	339	73,679,736.80	6.09	8.302	100.00	604	85.95	59.03	53.52
15.501 - 16.000	275	52,985,599.22	4.38	8.784	100.00	597	87.93	66.41	50.03
16.001 - 16.500	128	18,826,386.02	1.56	9.252	100.00	585	86.85	67.69	41.82
16.501 - 17.000	48	7,659,523.62	0.63	9.688	100.00	578	84.47	60.48	39.49
17.001 - 17.500	13	1,849,539.16	0.15	10.282	100.00	560	86.07	44.13	16.53
17.501 - 18.000	7	737,180.50	0.06	10.786	100.00	582	85.15	56.59	0.00
18.001 - 18.500	5	755,704.99	0.06	11.433	100.00	532	73.53	100.00	0.00
18.501 - 19.000	2	200,439.10	0.02	11.731	100.00	518	59.21	100.00	0.00
19.001 - 19.500	1	38,988.90	0.00	12.025	100.00	599	60.00	100.00	0.00
Total:	4,399	$1,209,502,199.99	100.00%	7.099%	100.00%	631	82.86%	56.32%	36.06%

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
<= 5.500	45	$14,243,040.56	1.18%	5.566%	100.00%	673	78.56%	79.63%	29.59%
5.501 - 6.000	409	144,669,190.45	11.96	5.799	100.00	657	79.82	77.77	23.21
6.001 - 6.500	579	192,313,066.82	15.90	6.305	100.00	650	80.45	56.72	24.23
6.501 - 7.000	938	283,979,568.38	23.48	6.803	100.00	638	82.09	49.10	32.99
7.001 - 7.500	770	206,017,103.71	17.03	7.290	100.00	625	83.60	52.96	38.89
7.501 - 8.000	767	198,967,277.73	16.45	7.785	100.00	616	84.91	48.66	47.86
8.001 - 8.500	350	76,488,375.67	6.32	8.275	100.00	606	85.69	57.89	52.47
8.501 - 9.000	301	58,476,785.92	4.83	8.757	100.00	597	87.85	63.31	51.10
9.001 - 9.500	145	21,262,454.79	1.76	9.242	100.00	589	87.60	63.07	43.75
9.501 - 10.000	65	9,184,476.99	0.76	9.699	100.00	573	85.01	63.59	34.33
10.001 - 10.500	15	2,168,545.48	0.18	10.264	100.00	554	82.48	43.81	14.10
10.501 - 11.000	7	737,180.50	0.06	10.786	100.00	582	85.15	56.59	0.00
11.001 - 11.500	5	755,704.99	0.06	11.433	100.00	532	73.53	100.00	0.00
11.501 - 12.000	2	200,439.10	0.02	11.731	100.00	518	59.21	100.00	0.00
12.001 - 12.500	1	38,988.90	0.00	12.025	100.00	599	60.00	100.00	0.00
Total:	4,399	$1,209,502,199.99	100.00%	7.099%	100.00%	631	82.86%	56.32%	36.06%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)	% MI
1 - 12	23	$3,715,014.39	0.31%	6.754%	100.00%	622	83.27%	73.43%	59.89%
13 - 24	4,019	1,111,620,057.58	91.91	7.126	100.00	630	82.96	55.87	35.85
25 - 36	327	88,662,506.76	7.33	6.780	100.00	642	81.82	60.03	37.56
37 >=	30	5,504,621.26	0.46	6.853	100.00	642	78.42	75.76	38.81
Total:	4,399	$1,209,502,199.99	100.00%	7.099%	100.00%	631	82.86%	56.32%	36.06%